                                                                APRIL 30, 1998
[LOGO]                                                             SEMI-ANNUAL
                                                                        REPORT
                                                                   (UNAUDITED)


C R A B B E   H U S O N   F U N D S
------------------------------------------------------------------------------


THE CRABBE HUSON                               [ART]
SPECIAL FUND, INC.


CRABBE HUSON
SMALL CAP FUND


CRABBE HUSON
REAL ESTATE
INVESTMENT FUND


CRABBE HUSON
EQUITY FUND


CRABBE HUSON
ASSET ALLOCATION FUND


CRABBE HUSON
OREGON TAX-FREE FUND


CRABBE HUSON
INCOME FUND


CRABBE HUSON
U.S. GOVERNMENT
INCOME FUND


CRABBE HUSON
U.S. GOVERNMENT
MONEY-MARKET FUND

   APRIL 30, 1998

      SEMI-ANNUAL                                               [ART]
           REPORT                                         Mt. Hood, Oregon



TABLE OF CONTENTS


           PAGE 1          TO OUR FELLOW SHAREHOLDERS


                           REVIEW AND SCHEDULE OF INVESTMENTS


           PAGE 14         THE CRABBE HUSON SPECIAL FUND, INC.


           PAGE 19         CRABBE HUSON SMALL CAP FUND


           PAGE 23         CRABBE HUSON ASSET ALLOCATION FUND


           PAGE 30         CRABBE HUSON EQUITY FUND


           PAGE 35         CRABBE HUSON REAL ESTATE
                              INVESTMENT FUND


           PAGE 39         CRABBE HUSON OREGON TAX-FREE FUND


           PAGE 45         CRABBE HUSON INCOME FUND


           PAGE 49         CRABBE HUSON U.S. GOVERNMENT
                              INCOME FUND


           PAGE 52         CRABBE HUSON U.S. GOVERNMENT
                              MONEY MARKET FUND

           PAGE 54         STATEMENTS OF ASSETS & LIABILITIES


           PAGE 58         STATEMENTS OF OPERATIONS


           PAGE 62         STATEMENTS OF CHANGES IN NET ASSETS


           PAGE 65         NOTES TO FINANCIAL STATEMENTS


           PAGE 77         FINANCIAL HIGHLIGHTS

                                                                  [LOGO]

                                                                    CRABBE HUSON

May 29, 1998

To Our Fellow Shareholders:

If you include all the various types of mutual funds you can pick from today -- open-end, closed-end, load, no-load, from the newest start-up fund to the giant Fidelity Magellan -- the total number available is staggering. Take a look at the mutual funds listings page of your newspaper: there are thousands of funds, each competing intensely for your investment money.

Part of succeeding in this industry is clearly defining the benefit you offer to investors. To encourage you to invest, each one in that lineup of thousands of funds has to define itself in a way that demonstrates the benefits of its investment style.

Crabbe Huson is a contrarian investment firm. We've told you often and in many places (and will again in this report) what it means to be a contrarian and why it's wise for you to include our style as an element of your diversified portfolio. It may be useful for you, however, especially in light of the market's orientation at the time of this writing, for us to say something about what a contrarian IS NOT.

A contrarian at Crabbe Huson is not someone who says, in the midst of one of the greatest bull markets in the history of investing, simply that "the market is going down." Contrarians who are worth their salt aren't interested in telling you the opposite of conventional wisdom just to be different.

Good contrarian investors act opposite "the crowd" because they see value or promise that others don't. This is how we strive to operate at Crabbe Huson. To be sure, some fund managers buy penny stocks from companies that are teetering on the brink, in the hope of hitting a home run. We have our share of home runs every now and then, but more often than not, our team is in the game, adding to our score with one base-hit after another.

The same goes for the kinds of stocks contrarians are buying. At Crabbe Huson, we're not buying companies that have hit rock bottom. Their STOCK PRICES may have, but not the value of the underlying businesses. Plenty of companies have low stock values for an obvious and very good reason: their businesses are not healthy and the market knows it. We're not interested in these companies.

Since our Annual Report late last year, the stock market has become increasingly more turbulent and, overall, more richly valued as measured by the popular indices. Our work in this environment has produced mostly positive results, though in spots the market did throw us some curves. Speaking very generally, we're not comfortable with the market's orientation toward high multiples and favoritism toward index leaders. You've heard us say that before, but we'll continue to say it as long as it's relevant to your investment considerations.

What does encourage us is the trend toward instability and volatility, because such developments usually enhance the attractiveness of other areas of the market, where stock pickers like us tend to work more actively. As early as January, we said 1998 would be a volatile year, and so far that's been the case. We have no reason to think this will change and we will explore our feelings about the market more fully in the pages that follow.

As ever, we're fielding questions from you, the financial media, our institutional clients, and others who are interested in why we invest the way we do, particularly since the past few years have not favored our style. The answer is the same as it was in the early part of the decade when Crabbe Huson's funds were outrunning the market: This is what we do. We believe deeply in how we do it. Our method has produced highly competitive returns over time, the objective of any investor. Crabbe Huson's brand of contrarian investing plays a specialized role in an investor's portfolio (risk-averse equity and fixed-income investing), and that is the most frequently cited reason for investors to entrust money to us. We'll never break that trust.

We continue to receive comments about these reports and are pleased that you have taken time to give us your thoughts and suggestions. When you can, take a minute to tell us what we're doing well, what needs improvement, or how we can better serve you. It's important for us to know. Our Investor Services Center representatives are always available to give you an ear in this regard.

And, finally, our thanks again for the opportunity to serve your long-term investment needs. It is our pleasure to serve you. Stay in touch.

Best regards,

         [SIGNATURE]

Richard S. Huson
President

                   ------------------------------------------

                                 CRABBE HUSON'S
                             CONTRARIAN INVESTMENT
                                   PHILOSOPHY
                       ----------------------------------

THE ART OF CONTRARIAN INVESTING

In the investment world, the term "contrarian" often is misused or misunderstood. In our view, contrarian investing represents a mindset that requires unique perspective and disciplined thinking.

One of Crabbe Huson's unique strengths is its developed and well-defined investment philosophy. Crabbe Huson is a contrarian firm that follows a strict price-driven investment discipline. This approach looks for fundamentally strong companies that are currently out of favor -- due to industry conditions, company shortfalls, or prevailing market preferences -- but which possess a catalyst that will subsequently change investors' perceptions of the value of the stock.

Most investors typically look favorably upon stocks rising in price. The danger, however, with this style is that the recognition and success of these stocks may indicate that the most significant portion of their upside potential has passed. Investing in rapidly appreciating stocks may appear to be relatively safe and prudent, but it is at this point that a stock's downside risk may be greatest: when it becomes overanalyzed, over-owned, and overvalued.

By focusing on buying sound companies during periods of price weakness, Crabbe Huson's approach reduces inherent market risk, since each company has already undergone a period of price adjustment prior to consideration for purchase.

A low tolerance for risk, or an emphasis on capital preservation, is the most important element of Crabbe Huson's contrarian philosophy. This is reflected in our team's investment universe, which consists of solid companies that afford market liquidity and financial staying power. It also is reflected in our method of purchasing securities. We set tight price parameters when purchasing a security, carefully focusing on the risk/reward ratio when making a commitment to a stock.

THE IMPORTANCE OF TEAMWORK

The bedrock of Crabbe Huson's effort is the team-based approach to portfolio management. We strongly believe in the importance of more than one perspective and the value of collective ability.

Crabbe Huson's contrarian investment process is institutionalized through this team approach. This is not to be confused with a "group" or "committee" process -- each manager is allocated a segment of a central portfolio and has full discretion to make investment decisions within that segment. This individual effort is backed with insight and support from Crabbe Huson's investment management team. Our structure allows latitude for the research, analysis, and discussion necessary for making effective portfolio decisions.

WHAT IT MEANS FOR INVESTORS

Because the nature of our approach prompts us to see opportunities outside Wall Street's mainstream of thought, investors will at times notice strategies or holdings that seem incongruent with current investment trends. However, in the final analysis, long-term Crabbe Huson shareholders have benefited from a common-sense, risk-averse investment style that has provided historically competitive long-term results with less relative market risk.

With experience, teamwork, and dedication to service, we have committed to our style of contrarian investing with all the skill, care, and diligence we can bring to bear. We believe it's an approach that is worthy of your trust.

             ------------------------------------------------------

                             INVESTMENT REVIEW AND
                                   DISCUSSION
                       ----------------------------------

Riding on the back of falling inflation, lower interest rates, strong consumer confidence, and, of course, cash flows into equity mutual funds, the market continued its climb toward the sun -- an astounding 13.94% alone in the first quarter of 1998(1) . Whatever happened to "irrational exuberance"?

The Dow Jones Industrial Average has advanced almost 3,000 points since Federal Reserve Chairman Alan Greenspan's infamous warning in late 1996. The market, though, in its determined optimism, has shrugged off Bill Clinton's woes, El Nino, the "Asian flu," negative earnings momentum, and extreme equity valuations. As of the date of this report, the Dow has exceeded 9,000. Clearly, the market believes that if there is to be a respite in corporate profit growth, it will be brief.

Investment results for Crabbe Huson Funds since our October 31, 1997, report were good for fixed-income portfolios, good also in the large-cap equity and real estate equity areas, but a little tougher in small-cap equities. Though the trend toward volatility has continued, by and large there have been few changes to the biases that have dominated the market for so long. In fact, the kind of tendency toward large-cap "safe" stocks (IBM, Coca-Cola, etc.) that has run up index performance in large-cap circles has trickled down to the small-cap sector as well. Recent performance of the Russell 2000 Index has been driven by a disproportionately small number of stocks.

In the bond market, trading ranges for bonds since the first of the calendar year have been narrow, the narrowest since 1993, in fact. Yield ranges have not changed significantly. The bond market continues to struggle with a strong economy and a better-than-expected inflationary environment, offsetting factors that lead to sideways trading ranges and make it more challenging to coax total return from the market. Crabbe Huson's fixed-income fund lineup has held its own against the indices for the reporting period, and it still leads the market by a wide margin over the past year to 18 months.

Here is our team's review of the markets:

EQUITY MARKET

As a thesis, the tenor of the market has swung back and forth, especially over the course of the reporting period. When questions about the market's long-term health arose, we saw a "flight to quality" on the part of investors. As confidence returned, investors felt they were on safer ground and interest broadened to other areas of the market.

-------------------
(1) S&P 500 Index return, adjusted for income.

The economic backdrop causing this see-saw pattern is interesting. The parabolic market that investors have enjoyed for the past several years has been driven by both strong fundamentals -- good earnings growth, productivity gains, etc. -- and an unusual coalescence of normally contradictory events. A booming U.S. economy peacefully coexists with falling inflation; a strong dollar has not hurt multinational earnings growth; and, in some eyes, the Asian crisis seems to have progressed from a full-scale disaster to a possible boon for our "supertanker" economy.

Even examined through rose-colored glasses, however, the Asian crisis certainly doesn't inspire confidence. Though Pacific Rim stock markets are up from their fourth-quarter lows, some data indicate that these same economies are in serious trouble. And the devaluation of many Asian currencies last year now renders infeasible the importation into Asia of such staples as copper, aluminum, and oil, as well as many U.S. products and services, like telecommunications and computers. The crisis lurks in the wings as a potential long-term negative for the market, and it warrants the continual monitoring that is part of our current game plan.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          REAL GDP GROWTH
(Quarter Over Quarter Change)
12/95                                                                        2.2%
3/96                                                                         1.8%
6/96                                                                         6.0%
9/96                                                                         1.0%
12/96                                                                        4.3%
3/97                                                                         4.9%
6/97                                                                         3.3%
9/97                                                                         3.1%
12/97                                                                        3.7%
3/98                                                                         4.2%
6/98                                                                         3.0%
                                                                      (projected)
SOURCE: DEPT. OF COMMERCE, BUREAU OF ECONOMIC ANALYSIS
Reflects revised chain-weighted data

On the domestic side, the cyclical nature and visibility of corporate earnings have played a substantial historic role in driving both stock prices and price/ earnings multiples. Since the recession in 1990, growth in profits has been nothing short of phenomenal. Pre-tax corporate earnings have risen 88% over the past five years, while nominal gross domestic product (GDP) has risen only 29%. Why? Explanations include a de-leveraging of the corporate debt explosion of the 1980s, fortuitously executed in a period of falling interest rates (net result: less debt at a fraction of the cost). Corporate tax rates have declined and aggressive write-offs have further reduced taxes paid to the Treasury. Technology has enhanced productivity, and profit margins are higher than at any time since the 1960s.

One has to ask, however, how long bottom-line earnings and margins can benefit from economic efficiencies. We may have squeezed as much blood from this turnip as possible. Top-line growth would be a much healthier development, since earnings growth in the second half of the year is going to be vital if exceedingly high equity prices are to be justified.

This notwithstanding, market optimism abounds and an entrenched complacency seems to exist that says no matter what, all will be fine. After all, it's been more dangerous being out of this market than being in it. We agree with that assessment, but as always we think it's smarter to concentrate on the stocks with more reasonable valuations.

If you're a contrarian investor in the large-cap world, you're probably shaking your head in wonderment at the market. The average stock in the S&P 500 Index is selling at 23 times forecasted earnings, 1.7 times sales, and roughly 6 times book value -- all the highest valuations in stock market history. And how's this for a statistic: 18% of the performance for the S&P 500 Index for the first calendar quarter of 1998 CAN BE ATTRIBUTED TO FIVE STOCKS.

As you would suspect, the characteristics of stocks in our Equity Fund and the stock portion of our Asset Allocation Fund don't closely resemble those of that index (one of the reasons you hired us to manage a portion of your money). Because of this orientation, those portfolios have lagged the broader market somewhat since the fiscal year's opening day. However, there's evidence that even in a narrowly concentrated bull market, our stocks are setting a better long-term pace: For the year ending April 30, 1998, the Equity Fund posted a gain of 43.61%, compared to the 41.01% return of the S&P 500 Index for the same time period.

Just as the mantra for real estate buyers is "location, location, location," the mantra for the market today seems to be "cash flow, cash flow, cash flow." Investor confidence in the market remains unshaken, even in the face of heightened volatility in 1998.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MUTUAL FUND INFLOWS
                                                    STOCK MUTUAL FUND INFLOWS ($-BL.)       S&P 500
1/31/93                                                                            $10.35    $438.78
2/28/93                                                                             $8.65    $443.38
3/31/93                                                                            $11.88    $451.67
4/30/93                                                                            $11.73    $440.19
5/31/93                                                                             $9.18    $450.19
6/30/93                                                                             $9.39    $450.53
7/31/93                                                                             $9.85    $448.13
8/31/93                                                                            $12.19    $463.56
9/30/93                                                                             $9.17    $458.93
10/31/93                                                                           $13.46    $467.84
11/30/93                                                                            $9.00    $461.79
12/31/93                                                                           $14.71    $466.45
1/31/94                                                                            $18.29    $481.61
2/28/94                                                                            $14.39    $467.14
3/31/94                                                                             $6.70    $445.77
4/30/94                                                                            $11.30    $450.91
5/31/94                                                                            $11.80    $456.51
6/30/94                                                                             $7.70    $444.27
7/31/94                                                                             $9.20    $458.25
8/31/94                                                                            $14.10    $475.50
9/30/94                                                                             $8.10    $426.71
10/31/94                                                                            $9.30    $472.35
11/30/94                                                                            $3.00    $453.69
12/31/94                                                                            $5.40    $451.23
1/31/95                                                                             $6.20    $470.42
2/28/95                                                                             $8.70    $487.39
3/31/95                                                                             $7.20    $500.71
4/30/95                                                                            $10.60    $514.71
5/31/95                                                                             $8.40    $533.40
6/30/95                                                                             $8.20    $544.75
7/31/95                                                                            $13.90    $562.06
8/30/95                                                                            $13.20    $561.88
9/30/95                                                                            $12.60    $584.41
10/31/95                                                                            $9.20    $581.50
11/30/95                                                                           $14.50    $605.37
12/31/95                                                                           $17.00    $615.93
1/31/96                                                                            $28.90    $636.02
2/29/96                                                                            $21.91    $640.43
3/31/96                                                                            $21.40    $648.91
4/30/96                                                                            $26.09    $654.17
5/31/96                                                                            $25.16    $669.12
6/30/96                                                                            $14.48    $670.59
7/31/96                                                                             $5.76    $639.95
8/30/96                                                                            $17.92    $651.99
9/30/96                                                                            $17.42    $687.31
10/31/96                                                                           $13.47    $705.27
11/1/96                                                                            $17.10    $757.02
12/31/96                                                                           $12.22    $740.74
1/31/97                                                                            $29.08    $786.16
2/28/97                                                                            $18.16    $790.82
3/31/97                                                                            $10.75    $757.12
4/30/97                                                                            $15.71    $801.34
5/30/97                                                                            $20.54    $848.28
6/30/97                                                                            $16.59    $892.91
7/31/97                                                                            $26.81    $954.29
8/31/97                                                                            $14.02    $899.47
9/30/97                                                                            $25.78    $947.28
10/31/97                                                                           $18.50    $914.62
11/30/97                                                                           $12.70    $955.40
12/31/97                                                                           $16.80    $970.43
1/31/98                                                                            $14.60    $980.28
2/28/98                                                                            $24.20  $1,049.34
3/31/98                                                                            $23.20  $1,101.75
4/30/98                                                                            $24.50  $1,122.70
SOURCE: INVESTMENT COMPANY INSTITUTE
Flow for April is estimated by AMG Data
Services

Can the flow of funds slow down? We think so. To date, new cash has not arrived into the market at the same pace as it did in 1997. Further, two possible events on the horizon could stem part of the cash flow:

- An increase in interest rates. If the Fed decides to put the brakes on a rapidly expanding economy, one leg would be cut from the table supporting current valuations.

- A fall-off in consumer confidence. If there's a slowdown in corporate earnings, investor confidence in the market could dampen to the point of triggering a correction in overvalued stocks.

Obviously, there's always the possibility for a wild card, but for now we're watching for the garden-variety events that tend to puncture market bubbles.

There's a great deal of risk in the market from the standpoint of valuation in the most popular indices and investors' concentration therein. At the same time, though, there is significant value in the market away from the illusion painted by the indices. That's why we're not prepared to join the panic about a potential downfall. True, we could be in for quite a correction, but we think a sell-off is more likely in the over-owned and richly valued index leaders. On the large-cap side, we're doing our stock-picking work in the market's quieter sectors.

In small-cap markets, all was well until the October 27, 1997, market decline, just before the end of the last fiscal year. (We boasted in our Annual Report, for instance, that even with the sharp sell-off in the last week of the fiscal year, the Small Cap Fund would have been hard-pressed to perform any better and that the Special Fund did extremely well against its benchmark, given its dual role.) The market thereafter was more challenging.

The rebound that followed the October correction was both impressive and, examined more deeply, interesting. Individual investors showed signs of holding their course by not abandoning wholesale their broad selection of small-cap stocks. Professional managers were another story. Many flocked to the equities with the most positive outlooks, focusing on liquidity instead of "best value" and creating a concentration scenario much like the large-cap market trend we discussed last spring.

From October 1997 through February 1998, the bulk of small-cap buying was done in the largest stocks in the Russell 2000 Index. The resulting appearance was that the small-cap market was moving right along, but judging that book by its cover would have been a mistake. Half of the 22.36% total return for the Russell 2000 in 1997 was attributable to the largest 100 stocks in the index. Eliminate those stocks from return calculations and the remaining 95% would have returned a mere 11.25% for calendar year 1997. The bulk of that disparity is due to investment activity in the fourth quarter of 1997 (which continued into January of 1998). The chart below, this time including the top 200 stocks versus the rest of the index, still is a striking representation of this effect:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     RUSSELL 2000 TOP 200 VS BOTTOM 1800 PERFORMERS
                                                             TOP 200 PERFORMERS       RUSSELL 2000 MINUS TOP 200
8/97                                                                         0.00%                            0.00%
9/97                                                                         3.12%                            4.20%
10/97                                                                        3.33%                           -0.40%
11/97                                                                        4.22%                           -1.94%
12/97                                                                        6.42%                           -2.39%
1/98                                                                         5.76%                           -3.31%
2/98                                                                         7.54%                            2.30%
3/98                                                                         8.75%                            5.21%
CUMULATIVE PERFORMANCE
8/1/97 THROUGH 3/31/98
SOURCE: COMPUSTAT

The effect of that dichotomy was very limited participation by our small-cap-oriented funds in the market's advance from its October 1997 lows through mid-February. In the Small Cap Fund, a weak fourth quarter in 1997 was masked by a strong return for the full 1997 year (the fund outpaced the Russell 2000 for the year), but underperformance was more pronounced in the second fiscal quarter. The end of the reporting period, however, was better, and we were well ahead of the market for the month of April.

Two questions: First, why wasn't Crabbe Huson in the stocks that ran up the index's total return? The answer is simple: for the same reason we're avoiding the so-called "safe" stocks in the large-cap sector -- in truth, they're not safe at all. We think that over the long term, the market's upward trend can be sustained only by a broadening into more reasonably valued stocks. As contrarians, we're going to avoid overvalued stocks. We'd rather be talent scouts for the next round of winners than cheerleaders for the aging stars.

Second, are we pleased with small-cap portfolio performance for the fiscal half-year? Obviously, no. Though we're fully confident in our method, we took the extra step of analytically pulling apart the portfolios to re-examine the stocks, one by one. We concluded that we had our usual combination of investments, including

(1) early-stage stocks, of which the market hasn't yet taken notice;

(2) development-stage issues, called "improving, but too early to buy" by Wall Street; and

(3) recognition-stage equities, which are beginning to show enough value to interest other investors.

Except for the usual one or two question-mark stocks, we're extremely comfortable with our portfolio. We think we own solid companies that are either out of favor or haven't yet gained the market's favor. What the current positive market brings us is quickly developing investor sponsorship for the securities in our funds that previously were unrecognized. The right combination, which we believe we have, should lead to long-term market-beating performance. Remember, bull markets are good -- but not necessarily for all stocks at the same time. That certainly is the case in the small-cap universe at the halfway point in the fiscal year.

BOND MARKET

For the past six months, the bond market has been atypical. Yield ranges have been abnormally narrow, around 5.8% to 6% since December. The result is a rather sideways market, one in which it's been hard to make significant progress against the indices.

As we noted above, there has been a battle between the positive inflationary environment, which is good for bonds, and continuing robust economic growth, which generally is bad for bonds. Some of the euphoria from the stock market has carried over into the fixed-income arena, tightening credit spreads and narrowing premiums.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  HISTORICAL YIELDS

                                                         30-Yr. Bonds  90-Day T-Bills
10/31/95                                                        6.33%           5.51%
11/30/95                                                        6.13%           5.49%
12/31/95                                                        5.95%           5.08%
1/31/96                                                         6.03%           5.05%
2/29/96                                                         6.47%           5.03%
3/31/96                                                         6.67%           5.15%
4/30/96                                                         6.91%           5.16%
5/31/96                                                         6.99%           5.19%
6/30/96                                                         6.87%           5.16%
7/31/96                                                         6.97%           5.31%
8/30/96                                                         7.12%           5.29%
9/30/96                                                         6.92%           5.04%
10/31/96                                                        6.64%           5.15%
11/29/96                                                        6.35%           5.13%
12/31/96                                                        6.64%           5.18%
1/31/97                                                         6.79%           5.15%
2/28/97                                                         6.80%           5.22%
3/31/97                                                         7.10%           5.33%
4/30/97                                                         6.96%           5.24%
5/31/97                                                         6.91%           4.95%
6/30/97                                                         6.23%           5.17%
7/31/97                                                         5.79%           5.24%
8/31/97                                                         6.09%           5.22%
9/30/97                                                         6.40%           5.11%
10/31/97                                                        6.15%           5.19%
11/30/97                                                        6.06%           5.19%
12/31/97                                                        5.92%           5.34%
1/31/98                                                         5.80%           5.18%
2/28/98                                                         5.92%           5.31%
3/31/98                                                         5.93%           5.13%
4/30/98                                                         5.95%           4.98%
SOURCE: NED DAVIS RESEARCH INC. & BLOOMBERG

Calendar year-to-date, Crabbe Huson's fixed-income lineup has been roughly even with the indices. 1997 was an exceedingly good year, especially for our Income Fund, and the lead we built up over the benchmark continued into the first quarter of 1998. The fund returned 15.07% for the year ending March 31, 1998, beating the Lehman Brothers Government/Corporate Bond Index by 2.68%, a significant margin for a fixed-income fund.

Looking forward, our view is that the nation's economy will continue to be strong, though its rate of growth will probably slow. The international picture is softening, and questions remain about Asia's long-term economic outlook. Weakness overseas should positively impact the U.S. inflation outlook.

Crabbe Huson is maintaining the constructive posture we've had in our bond portfolios since 1996, and we believe we're well positioned to capitalize on economic trends developing in 1998. In addition, as we mentioned in our last report, our team is keeping the bond quality in the portfolios at a very high level. As an industry participant, we remain concerned that misrepresentation of portfolio content by others is exposing investors to unnecessary or hidden risk. In some cases, conservative to moderate-risk funds are adding extra positions in high-yield ("junk") bonds in an attempt to boost historic yields. As evidenced by our Income Fund return for the past year or so, we believe this is unnecessary and will continue to focus on both credit quality and total return.

REAL ESTATE INVESTMENT TRUST MARKET

The real estate investment trust (REIT) market has been flat since our last report; the Morgan Stanley REIT Index declined by -0.61%. The good news is that REITs are becoming better known as an asset and a diversification tool, helping the REIT market become broader and deeper than ever before. The bad news, however, is that it's not yet broad enough to absorb all the new issues that have flooded in so far this year. Add to that the more modest rate of funds inflow and the continued positive performance of the S&P 500, and REIT index performance has been uninspiring to say the least.

Back to the good news: Crabbe Huson's real estate team turned in a solid six months, outpacing the index by 365 basis points. We attribute this to solid stock picking. Our team successfully navigated the market, avoiding many of the pitfalls that negatively affected other managers.

Investors and traders are treading carefully these days, wary of the cross-currents that dominate the market. Many are concerned about the legislation now being batted about in Congress that would change how some REITs are taxed; other concerns include the possibility of interest rate hikes and overcapacity in the industry. REITs, with a 5.5% current yield and expected growth of 6%-8%, offer, we believe, superior long-term returns, but 1998 could be a difficult year.

CLOSING THOUGHT

If you were to buy a business to run for the rest of your life as its owner and chief executive, you would try to buy it at the most advantageous, not the highest, available price. Then, as you ran the business, you likely wouldn't be too concerned about valuation -- if you did your job well, the market would realize the value.

This is exactly our approach, save for the chief executive role. We make judgments about the value of a business, and if we're suitably impressed, we buy a stake, let the management do its job well, and allow the market to catch up in recognizing the value we identified early.

The advantages in all this for the investor, of course, are 1) competitive long-term investment returns, and 2) the ability to sleep at night. In his editorial in the April 13, 1998, edition of THE WALL STREET JOURNAL, Burton G. Malkiel (professor of economics at Princeton University) noted that "U.S. stocks may not be overvalued, but they are richly valued and risky, and they are likely to produce considerably lower returns than in the recent past....the best policy for investors is to reduce risk by diversifying broadly -- especially into assets that tend to have low correlation with U.S. stocks."

We agree with Dr. Malkiel and believe that investors would be wise to maintain a contrarian position in anticipation of a reversion to historical market return averages. Our resolute belief is that Crabbe Huson's contrarian style, an investment strategy devoted to recognizing value before others do, will continue to play a real and positive role in contributing to your investment success over the long term.

THE CRABBE HUSON SPECIAL FUND, INC. (CHSPX)

INVESTMENT OBJECTIVE: PROVIDE SIGNIFICANT LONG-TERM CAPITAL APPRECIATION THROUGH A FLEXIBLE POLICY OF INVESTING IN A DIVERSIFIED PORTFOLIO OF CAREFULLY SELECTED STOCKS THAT HAVE SMALL TO MEDIUM MARKET CAPITALIZATIONS. THE FUND MAY INVEST AS MUCH AS 100% OF ITS ASSETS IN STOCKS AND MAY HOLD UP TO 25% OF ITS ASSETS IN SHORT POSITIONS.

                               INVESTMENT RESULTS

Primary Class

      Inception Date: April 9, 1987

     SIX MONTHS             ANNUALIZED TOTAL RETURN
ENDING APRIL 30, 1998     PERIOD ENDING MARCH 31, 1998
---------------------  ----------------------------------
       -6.30%          1 Year                       4.57%
                       5 Year                      11.61%
                       10 Year                     14.66%
                       Life of Fund                12.46%

        INVESTMENT RESULTS QUOTED ARE HISTORICAL, INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND REPRESENT PAST PERFORMANCE. FUTURE RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Special Fund had a period of difficulty since our last report. The fund returned -6.30% for the fiscal half-year, trailing the Russell 2000 Index return of 11.88%.

The narrow buying focus of the market for small-cap companies, which impacted the fund's first fiscal quarter, persisted through the first two months of the second quarter. Investors continued to display a bias toward a narrow group of larger and more liquid growth stocks within the Russell 2000, mimicking the recent outperformance of the "nifty fifty" within the large-cap S&P 500 Index. This has resulted in continued below-average performance for the Special Fund through the first half of fiscal 1998.

On the long side of the portfolio, over the course of the reporting period we've owned some ideal stocks that have continued to contribute to long-term positive performance, especially during the second half of the reporting period. In particular, a number of companies in the trucking and trailer manufacturing industry have steadily moved into a position of strength. In the health care area, our holdings have done particularly well, with health maintenance organizations, biotech companies, and long-term care facility companies all catching the spotlight in the broader market. A few selected names in the technology sector also have contributed to the plus side of the fund's ledger.

Even though the Special Fund has a roster of good companies, participation in the market has been a problem for a number of our stocks until just recently. As we mentioned in our Investment Review and Discussion, the recovery from October's brief market correction was extremely narrow as investors (particularly fund managers and other investment pros) "took refuge" in the biggest, most liquid names in the small-cap universe. This left some of our stocks idling through the early spring, when the market finally ventured back into pre-correction names. Our long positions were ahead of the index late in the period, again realizing some of their early promise.

Further, the stocks we've sold short(1) have continued to temporarily handicap the portfolio. The very stocks that are causing the most difficulty on the short side continue to be the most overvalued and over-owned. Though there has not yet been a lasting correction in these stocks, we believe they are the best vehicles to carry out the strategic import of the short position, which is to buffer the effects that a substantial market decline would have on the fund and to provide buying power at or near a market bottom.

Even as we recognize the market's recent lack of hospitality to the fund's holdings, we remain very positive on the fundamentals of the individual stocks within the portfolio. With regard to stock selection, we think the portfolio couldn't be on more solid ground. Our hope is that the market's current trend toward broader interest will persist.

The fund's structure is designed to drive long-term performance with long positions in undervalued, contrarian stocks while providing a hedge against volatility with the stocks sold short -- an ideal arrangement for investors who want long-term growth from equities without unnecessary exposure to overvaluation and downside risk. The Special Fund has provided a competitive long-term return for its shareholders; difficult as it is sometimes to make headway in these markets, we remain loyal to our mission as contrarians and look ahead to good performance from the fund going forward.


  [SIGNATURE]            [SIGNATURE]              [SIGNATURE]
James E. Crabbe          John W. Johnson, CFA     Peter Belton, CFA

-------------------
(1) Selling short is a hedging technique whereby stocks are borrowed, sold at current market value, then purchased at a later date. This strategy is followed when it is believed a security's price will decline. If it does decline, the security may be purchased at a lower price, resulting in a gain. If the price rises, the security may be purchased at a higher price, resulting in a loss.

THE CRABBE HUSON SPECIAL FUND, INC.
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                              COMMON STOCKS - 108.9%
-----------------------------------------------------------------------------------
BASIC MATERIALS - 18.6%
      434,300    Century Aluminum Co.(b)...........................   $  7,274,525
      253,800    Huntco Inc. - Class A(b)..........................      3,458,025
      463,500   *Ispat International NV(a)(b)......................     12,978,000
      734,800    Longview Fibre Co.(d).............................     12,445,674
    7,527,400   *Lytton Minerals, Ltd.(a)..........................      4,997,750
      373,800    Oregon Steel Mills, Inc.(d).......................      8,877,750
                                                                     --------------
                                                                        50,031,724
                                                                     --------------
COMMUNICATIONS - 1.5%
      435,000   *Picturetel Corporation............................      4,023,750
                                                                     --------------
CONSUMER CYCLICALS - 11.5%
      536,400   *Bombay Company, Inc...............................      2,614,950
      153,900    Cato Corp. - Class A..............................      2,193,075
    1,046,300   *Oakley, Inc.(b)(d)................................     13,798,081
    1,043,000    Phillips-Van Heusen(b)(d).........................     12,320,438
                                                                     --------------
                                                                        30,926,544
                                                                     --------------
CONSUMER STAPLES - 3.6%
      515,200   *Fleming Companies(b)(d)...........................      9,660,000
                                                                     --------------
ENERGY - 11.3%
      847,100   *EEX Corp.(b)......................................      8,206,281
      609,000   *Forest Oil Corp.(b)...............................      9,515,625
      170,200   *Nuevo Energy Co.(b)...............................      6,063,375
      317,600    Snyder Oil Corp...................................      6,768,850
                                                                     --------------
                                                                        30,554,131
                                                                     --------------
FINANCIAL - 5.9%
      927,500   **Arcadia Financial Ltd............................      7,999,688
      387,100   *Pico Holdings, Inc................................      2,032,275
      230,700   *Risk Capital Holdings, Inc.(d)....................      5,781,919
                                                                     --------------
                                                                        15,813,882
                                                                     --------------
HEALTHCARE - 24.7%
      739,900   *Coventry Corp.....................................     12,532,056
       97,600   *Idexx Laboratories................................      2,159,400
      556,200    Integrated Health Services(b)(d)..................     21,448,462
      369,800   *Interneuron Pharmaceuticals.......................      2,449,925
      766,600   *Mid Atlantic Medical Services(b)(d)...............      9,822,063
      199,700   *Phymatrix Corp....................................      2,009,481
      966,800   *Sun Healthcare Group, Inc.(b)(d)..................     16,193,900
                                                                     --------------
                                                                        66,615,287
                                                                     --------------

THE CRABBE HUSON SPECIAL FUND, INC.
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
-----------------------------------------------------------------------------------
INDUSTRIALS - 13.2%
    1,023,300    Battle Mountain Gold..............................   $  7,354,969
    2,024,200   *Laidlaw Environmental Services....................      7,970,288
      654,400   *Wabash National Corp.(b)..........................     20,204,600
                                                                     --------------
                                                                        35,529,857
                                                                     --------------
TECHNOLOGY - 9.6%
      131,800   *Actel Corp........................................      1,960,525
      195,300   *Checkpoint Systems(d).............................      3,649,668
      287,600   *Flanders Corp.....................................      1,689,650
      404,400   *HMT Technology Corp...............................      5,257,200
      295,800   *Input/Output, Inc.................................      7,358,025
      259,800   *Mentor Graphics Corp..............................      2,727,900
       15,600   *Mylex Corp........................................        124,800
      204,000   *Sensormatic Electronics...........................      3,187,500
                                                                     --------------
                                                                        25,955,268
                                                                     --------------
TRANSPORTATION - 9.0%
      337,000    Hunt (JB) Transportation Services, Inc.(b)........     10,784,000
       98,800   *Landstar System, Inc..............................      3,235,700
      563,200   *Yellow Corp.(b)...................................     10,102,400
                                                                     --------------
                                                                        24,122,100
                                                                     --------------

Total Common Stocks                                                    293,232,543
                                                                     --------------
  (Cost $244,693,395)

Total Investments - 108.9%                                             293,232,543
                                                                     --------------
  (Cost $244,693,395)**
                          SECURITIES SOLD SHORT - (24.1%)
-----------------------------------------------------------------------------------
COMMON STOCKS FINANCIAL - (4.8%)
       86,600   *Citicorp..........................................    (13,033,300)
                                                                     --------------
TECHNOLOGY - (16.1%)
      163,600   *America Online, Inc...............................    (13,088,000)
      112,250   *Compaq Computers Corp.............................     (3,150,016)
      246,600   *Dell Computer Corp................................    (19,912,950)
      113,850   *Gartner Group, Inc. - Class A.....................     (3,771,281)
       41,300   *Intel Corp........................................     (3,337,556)
                                                                     --------------
                                                                       (43,259,803 )
                                                                     --------------

THE CRABBE HUSON SPECIAL FUND, INC.
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                        SECURITIES SOLD SHORT - (CONTINUED)
-----------------------------------------------------------------------------------
TRANSPORTATION - (3.2%)
       99,700   *UAL Corp..........................................   $ (8,692,594)
                                                                     --------------

Total Securities Sold Short - (24.1%)                                  (64,985,697 )
                                                                     --------------
  (Proceeds $37,491,406)(c)

Other Assets and Liabilities, Net - 15.2%                               40,938,922
                                                                     --------------

TOTAL NET ASSETS - 100.0%                                            $ 269,185,768
                                                                     --------------
                                                                     --------------

  *  Non-income producing security.
 ** The aggregate cost for federal income tax purposes is identical. Aggregate gross unrealized appreciation is $64,709,958 and the aggregate gross unrealized depreciation is $16,170,810, resulting in net unrealized appreciation of $48,539,148.
(a)  American Depository Receipt.
(b)  Security segregated to collateralize short sales.
(c) The aggregate proceeds for federal income tax purposes is identical. Aggregate gross unrealized appreciation is $346,444 and the gross unrealized depreciation is $27,840,735, resulting in net unrealized depreciation of $27,494,291.
(d)  Security segregated to collateralize borrowing.
See accompanying notes to financial statements.

CRABBE HUSON SMALL CAP FUND (CHSCX)

INVESTMENT OBJECTIVE: PROVIDE LONG-TERM CAPITAL APPRECIATION THROUGH A DIVERSIFIED PORTFOLIO OF CAREFULLY SELECTED STOCKS WITH SMALL MARKET CAPITALIZATIONS. THE FUND MAY HOLD UP TO 100% OF ITS ASSETS IN EQUITY SECURITIES.

                               INVESTMENT RESULTS

Primary Class

      Inception Date: February 16, 1996

 SIX MONTHS ENDING         ANNUALIZED TOTAL RETURN
  APRIL 30, 1998         PERIOD ENDING MARCH 31, 1998
-------------------  ------------------------------------
       0.23%         1 Year                        25.42%
                     Life of Fund                  22.60%

Institutional Class (CHISX)

      Inception Date: October 10, 1996

 SIX MONTHS ENDING         ANNUALIZED TOTAL RETURN
  APRIL 30, 1998         PERIOD ENDING MARCH 31, 1998
-------------------  ------------------------------------
       0.46%         1 Year                        25.93%
                     Life of Fund                  25.59%

        INVESTMENT RESULTS ARE HISTORICAL, INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND
        REPRESENT PAST PERFORMANCE. FUTURE RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Since its inception in February 1996, the Small Cap Fund has consistently been one of Crabbe Huson's leading performers. The first half of fiscal 1998, however, marked the first reporting period in which the fund either lagged the index or generally posted relatively weaker returns. The fund returned 0.23% for the fiscal year through April 30, compared to 11.88% for the Russell 2000 Index. The fund's institutional class of shares showed a gain of 0.46% for the reporting period. Though this left the fund behind the index for the reporting period, we believe that the strong showing of the fund in April is the beginning of greater recognition for the undervalued and over-discounted stocks in the portfolio.

Since the market sell-off in October 1997, the small-cap market has struggled to broaden beyond the highly valued large and liquid component of the Russell 2000; in fact, each broadening attempt was met with resistance. April 1998 was the first month that showed an encouraging trend toward better participation from other stocks. If the present overall high confidence level of the general small-cap market is sustained, we believe the Small Cap Fund is in an excellent position to deliver solid absolute performance for the full 1998 fiscal year. And, depending on how right we are about the fundamental progress of the individual companies owned in the portfolio, we also believe the fund could not only eliminate the negative performance disparity with the Russell 2000 but again exceed the results of that index.

The good news is that investors began to change their focus late in the second fiscal quarter and became interested in a broader array of stocks, and ours appeared on a number of radar scopes. This, combined with positive reaction to the good economy by the underlying companies, helped the Small Cap Fund outperform the Russell 2000 by 177 basis points for the month of April alone, a nice short-term return and evidence of a better rationality being applied to the market. In addition, we're finding a good selection of stocks to pick from as activity increases in other areas of the market.

As we mentioned earlier in this report, we've taken time to break down the fund's portfolio, stock by stock, to reaffirm our confidence in the underlying companies. That exercise assured us again of the integrity of the portfolio. Our judgment is that the small-cap market has fallen victim to the same bias that has plagued the large-cap world for some time now: overreliance on index leadership stocks for performance.

Going forward, we're optimistic about the fund's positioning. As we've said earlier, we expect further volatility in the broader market, favoring stock-pickers like us, and we believe there's good value in the broader small-cap market. Even if there's a correction, we believe our selection of reasonably valued stocks should serve us well.


   [SIGNATURE]            [SIGNATURE]            [SIGNATURE]
James E. Crabbe        John W. Johnson, CFA   Peter Belton, CFA

CRABBE HUSON SMALL CAP FUND
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                               COMMON STOCKS - 96.8%
-----------------------------------------------------------------------------------
BASIC MATERIALS - 10.5%
     191,800     Century Aluminum Co...............................   $  3,212,650
     223,000     Huntco Inc. - Class A.............................      3,038,375
     205,000    *Ispat International NV (a)........................      5,740,000
   2,533,200    *Lytton Minerals, Ltd. (a).........................      1,681,895
      87,200     Oregon Steel Mills, Inc...........................      2,071,000
                                                                     --------------
                                                                        15,743,920
                                                                     --------------
COMMUNICATIONS - 2.3%
     384,900    *Picturetel Corporation............................      3,560,325
                                                                     --------------
CONSUMER CYCLICALS - 10.4%
     295,100    *Bombay Company, Inc...............................      1,438,613
     303,500    *Boston Chicken, Inc...............................      1,299,359
     228,100     Cato Corp. - Class A..............................      3,250,425
     440,100    *Oakley, Inc.......................................      5,803,819
     315,000     Phillips-Van Heusen...............................      3,720,937
                                                                     --------------
                                                                        15,513,153
                                                                     --------------
CONSUMER STAPLES - 3.8%
     306,300     Fleming Companies.................................      5,743,125
                                                                     --------------
ENERGY - 10.4%
     207,500    *Forest Oil Corp...................................      3,242,188
     449,900    *Grey Wolf, Inc....................................      1,940,193
     184,000     KCS Energy, Inc...................................      2,852,000
      30,000    *Marine Drilling Co., Inc..........................        729,375
      89,600    *Nuevo Energy Co...................................      3,192,000
      70,800     Snyder Oil Corp...................................      1,508,925
     111,900     Western Gas Resources.............................      2,098,125
                                                                     --------------
                                                                        15,562,806
                                                                     --------------
FINANCIAL - 4.6%
     618,600    *Arcadia Financial Ltd. (a)........................      5,335,425
      61,400    *Risk Capital Holdings, Inc........................      1,538,838
                                                                     --------------
                                                                         6,874,263
                                                                     --------------
HEALTHCARE - 15.1%
     206,000    *Coventry Corp.....................................      3,489,125
     251,200    *Idexx Laboratories................................      5,557,800
      16,600     Integrated Health Services........................        640,138
     306,500    *Interneuron Pharmaceuticals.......................      2,030,562
     376,100    *Mid Atlantic Medical Services.....................      4,818,781
     222,700    *Phymatrix Corp....................................      2,240,919
     115,600    *Sun Healthcare Group, Inc.........................      1,936,300
     172,000    *Vysis, Inc........................................      1,806,000
                                                                     --------------
                                                                        22,519,625
                                                                     --------------

CRABBE HUSON SMALL CAP FUND
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
-----------------------------------------------------------------------------------
INDUSTRIALS - 9.0%
     586,200     Battle Mountain Gold..............................   $  4,213,313
      38,300    *Ladish Company, Inc...............................        593,650
   1,212,900    *Laidlaw Environmental Services....................      4,775,793
     126,500     Wabash National Corp..............................      3,905,688
                                                                     --------------
                                                                        13,488,444
                                                                     --------------
TECHNOLOGY - 21.5%
      73,800     Auspex Systems....................................        535,050
     228,100    *Checkpoint Systems................................      4,262,619
     226,400    *Actel Corp........................................      3,367,700
     146,800    *CCC Information Services..........................      3,043,200
     434,200    *Flanders Corp.....................................      2,550,925
     220,000    *HMT Technology....................................      2,860,000
     194,900    *Input/Output, Inc.................................      4,848,138
     358,700    *Mentor Graphics Corp..............................      3,766,350
     209,100    *Mylex Corp........................................      1,672,800
     224,500    *Precision Response Corp...........................      1,880,187
      65,000    *Sensormatic Electronics...........................      3,409,375
                                                                     --------------
                                                                        32,196,344
                                                                     --------------
TRANSPORTATION - 9.2%
     211,400     Hunt (JB) Transportation Services, Inc............      6,764,800
     146,200    *Landstar System, Inc..............................      4,788,050
     126,300    *Yellow Corp.......................................      2,265,506
                                                                     --------------
                                                                        13,818,356
                                                                     --------------

Total Common Stocks                                                    145,020,361
                                                                     --------------
  (Cost $133,337,980)
                           SHORT TERM INVESTMENTS - 2.6%
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.6%
  $3,858,415    State Street Bank and Trust Company** 4.250%
                  5/1/98...........................................      3,858,415
                                                                     --------------
Total Investments - 99.4%                                              148,878,776
  (Cost $137,196,395)***
Other Assets and Liabilities, Net - 0.6%                                   906,598
                                                                     --------------

TOTAL NET ASSETS - 100.0%                                            $ 149,785,374
                                                                     --------------
                                                                     --------------

  *  Non-income producing security.
 ** The Repurchase agreement, dated 4/30/98, $3,858,415 due 5/1/98, is collateralized by $2,880,000 U.S. Treasury Note, 9.250%, maturing 2/15/16 with a market value of $3,942,000.
*** The aggregate cost for federal income tax purposes is identical. Aggregate gross unrealized appreciation is $21,583,085 and the aggregate gross unrealized depreciation is $9,900,704, resulting in net unrealized appreciation of $11,682,381.
(a)  American Depository Receipt.
See accompanying notes to financial statements.

CRABBE HUSON ASSET ALLOCATION FUND (CHAAX)

INVESTMENT OBJECTIVE: PRESERVATION OF CAPITAL, CAPITAL APPRECIATION, AND INCOME THROUGH A PORTFOLIO OF STOCKS, FIXED-INCOME SECURITIES, CASH, AND CASH EQUIVALENTS. THE FUND CAN HOLD AS MUCH AS 75% OR AS LITTLE AS 20% OF ITS ASSETS IN COMMON STOCKS.

                               INVESTMENT RESULTS

Primary Class

      Inception Date: January 31, 1989

 SIX MONTHS ENDING         ANNUALIZED TOTAL RETURN
  APRIL 30, 1998         PERIOD ENDING MARCH 31, 1998
-------------------  ------------------------------------
                     1 Year                        30.21%
       9.47%         5 Year                        12.84%
                     Life of Fund                  11.86%

Institutional Class (CHAIX)

      Inception Date: October 28, 1996

 SIX MONTHS ENDING         ANNUALIZED TOTAL RETURN
  APRIL 30, 1998         PERIOD ENDING MARCH 31, 1998
-------------------  ------------------------------------
       9.65%         1 Year                        30.73%
                     Life of Fund                  22.41%

        INVESTMENT RESULTS QUOTED ARE HISTORICAL, INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND REPRESENT PAST PERFORMANCE. FUTURE RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Asset Allocation Fund, Crabbe Huson's medium-risk portfolio, showed a gain of 9.47% for the first half of the fiscal year. This compares with 22.44% for the S&P 500 Index and 3.64% for the Lehman Brothers Government/ Corporate Bond Index for the same time period. The fund's institutional class of shares returned 9.65% through April 30, 1998.

As of the date of this report, the fund's allocation was 40% bonds, 58% equities, and 2% cash. This has been our position throughout the past six months -- we've avoided any "timing" moves and have kept average maturities in the bond portfolio roughly the same at 125% of the market. The allocation percentages have been the subject of frequent discussions at the weekly meetings of our investment department, and we're not averse to consideration of adding further assets to the bond column, particularly if interest rates increase. While an upward shift in rates wouldn't necessarily be good for bonds, our belief is it may be particularly bad for the stock market, and bonds would offer better protection from downside volatility for the portfolio.

Further, the economy may experience a deflationary trend following such a correction, a positive for bonds given the wealth tied into the equity market. Our thinking is that a chain reaction would cause a slowdown in spending as the wealth effect suffered, followed by a decline in rates, which is ultimately good for bonds. We're watching the upcoming scheduled meetings of the Federal Reserve Board of Governors in anticipation of rate changes that could so notably impact the economy and market.

On the equity side, we're also keeping a close eye on 1998 corporate profits. The environment is becoming a bit tougher for corporations: the strengthening dollar has begun to bite into profits, pricing power has begun to slide, and wages are rising. All these factors are difficult to offset. In addition, the Asian crisis has dulled profitability for a number of multinational companies. We're watching closely for continued meager growth, as such a trend could also affect investor psychology and trigger a sell-off.

The composition of the equity section of the Asset Allocation Fund is very similar, if not identical, to that of the Equity Fund. As was the case for that portfolio, our team was active in the early half of the fiscal year, dropping the telecommunications and cable stocks in favor of new issues in energy and basic industries. The stocks we've selected from these sectors look very attractive to us going forward.

We continue to believe that the Asset Allocation Fund is an excellent option for risk-averse investors who want to maintain an exposure to long-term equity growth but want a measure of portfolio insurance through fixed-income securities.

         [SIGNATURE]               [SIGNATURE]
Richard S. Huson, CFA              Marian L. Kessler

      [SIGNATURE]                  [SIGNATURE]
John E. Maack, Jr., CFA            Robert E. Anton

    [SIGNATURE]
Garth R. Nisbet, CFA

CRABBE HUSON ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                          FIXED INCOME SECURITIES - 39.2%
-----------------------------------------------------------------------------------
AGENCIES - 4.0%
 $    900,000    Federal National Mortgage Association 6.080%
                   9/25/00.........................................   $    906,093
    1,200,000    Federal National Mortgage Association 8.250%
                   12/18/00........................................      1,271,532
      925,000    Federal National Mortgage Association 5.875%
                   2/02/06.........................................        916,111
    1,000,000    Federal Home Loan Bank 5.850% 2/21/06.............        988,810
      800,000    Interamerican Development Bank 6.125% 3/08/06.....        804,000
      550,000    Tennessee Valley Authority 6.125% 7/15/03.........        548,625
                                                                     --------------
                                                                         5,435,171
                                                                     --------------
ASSET-BACKED - 0.4%
      500,000    Green Tree Financial 6.540% 7/15/19...............        503,125
                                                                     --------------
CORPORATE BONDS - 9.4%
      500,000    GMAC 8.000% 10/01/99..............................        513,645
      550,000    Upjohn Co. 5.875% 4/15/00.........................        550,000
      600,000    Pepsico, Inc. 5.875% 6/01/00......................        600,000
      400,000    American Express Credit 6.500% 8/01/00............        404,000
      800,000    Ford Motor Credit 6.250% 11/08/00.................        803,000
      600,000    WMX Technologies 6.700% 5/01/01...................        601,500
      755,000    GMAC 9.000% 10/15/02..............................        832,388
      600,000    IBM Corp. 7.250% 11/01/02.........................        627,750
      550,000    JP Morgan & Co. 7.625% 9/15/04....................        585,750
      550,000    Pacific Bell 6.250% 3/01/05.......................        550,000
      550,000    Anheuser Busch 7.000% 9/01/05.....................        564,438
      660,000    US West Communications 6.625% 9/15/05.............        674,025
      550,000    Bear Stearns Co. 6.875% 10/01/05..................        561,687
      550,000    Snap-On, Inc. 6.625% 10/01/05.....................        566,500
      975,000    Walt Disney Co. 6.750% 3/30/06....................      1,007,906
      700,000    Teleport Communications 9.875% 7/01/06............        799,750
      550,000    Eli Lilly 8.375% 12/01/06.........................        627,000
      600,000    AT&T Corp. 7.750% 3/01/07.........................        660,000
      550,000    GTE South 6.000% 2/15/08..........................        532,813
      550,000    Lincoln National Corp. 6.500% 3/15/08.............        545,875
                                                                     --------------
                                                                        12,608,027
                                                                     --------------
MORTGAGE PASS-THROUGH SECURITIES - 5.6%
       58,756    Federal Home Loan Mortgage Corp Pool #281037
                   9.250% 11/01/16.................................         62,171
      633,852    Federal Home Loan Mortgage Corp Pool #303033
                   9.000% 4/01/17..................................        669,031
    1,049,058    Federal Home Loan Mortgage Corp Pool #C80344
                   7.500% 9/01/25..................................      1,074,949
    1,194,410    Federal Home Loan Mortgage Corp Pool #D65456
                   7.000% 11/01/25.................................      1,208,754

CRABBE HUSON ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                       FIXED INCOME SECURITIES - (CONTINUED)
-----------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES - (CONTINUED)
 $  1,584,356    Federal Home Loan Mortgage Corp Pool #C80409
                   8.000% 6/01/26..................................   $  1,639,887
    1,680,290    Federal Home Loan Mortgage Corp Pool #C00495
                   7.000% 1/01/27..................................      1,700,621
      564,905    Government National Mortgage Corp Pool #780651
                   7.000% 10/15/27.................................      1,214,174
                                                                     --------------
                                                                         7,569,587
                                                                     --------------
U.S. GOVERNMENT BONDS - 19.8%
      745,000    U.S. Treasury Note 6.000% 6/30/99.................        748,896
    5,615,000    U.S. Treasury Note 5.875% 7/31/99.................      5,634,821
      130,000    U.S. Treasury Note 5.625% 10/31/99................        130,100
      800,000    U.S. Treasury Note 5.375% 1/31/00.................        797,344
    1,080,000    U.S. Treasury Note 5.500% 2/29/00.................      1,078,413
       80,000    U.S. Treasury Note 5.500% 3/31/00.................         79,894
       55,000    U.S. Treasury Note 5.625% 12/31/02................         54,917
    1,350,000    U.S. Treasury Bond 5.500% 1/31/03.................      1,341,117
    3,490,000    U.S. Treasury Bond 6.750% 8/15/26.................      3,833,730
      530,000    U.S. Treasury Bond 6.500% 11/15/26................        564,461
      565,000    U.S. Treasury Bond 6.625% 2/15/27.................        612,228
    9,230,000    U.S. Treasury Bond 6.375% 8/15/27.................      9,743,188
    2,010,000    U.S. Treasury Bond 6.125% 11/15/27................      2,058,561
                                                                     --------------
                                                                        26,677,670
                                                                     --------------

Total Fixed Income Securities - 39.2%                                   52,793,580
                                                                     --------------
  (Cost $51,642,720)
                               COMMON STOCKS - 57.6%
-----------------------------------------------------------------------------------
BASIC MATERIALS - 11.5%
       11,600    Aluminum Company of America.......................        899,000
       44,400    Asarco, Inc.......................................      1,107,225
       54,000   *Bethlehem Steel Corp..............................        840,375
        8,000    Betzdearborn, Inc.................................        429,000
       13,500    Dow Chemical Co...................................      1,305,281
       23,300    Du Pont...........................................      1,696,531
       77,800    Freeport McMoran Copper - Class B.................      1,463,613
       70,700    Louisiana Pacific Corp............................      1,546,562
       52,228    Lyondell Petrochemical............................      1,716,996
       33,200    Morton International..............................      1,062,400
       34,300    Newmont Mining Corp...............................      1,104,031
       17,500    Phelps Dodge Corp.................................      1,174,688
       22,000    Praxair Inc.......................................      1,106,875
                                                                     --------------
                                                                        15,452,577
                                                                     --------------

CRABBE HUSON ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
-----------------------------------------------------------------------------------
COMMUNICATIONS - 3.3%
       11,443    Bell Atlantic Corp................................   $  1,070,636
       22,800   *LCI International, Inc............................        906,300
        2,700    Reuters Holdings PLC(a)...........................        174,994
       60,850   *U.S. West Media Group.............................      2,297,087
                                                                     --------------
                                                                         4,449,017
                                                                     --------------
CONSUMER CYCLICALS - 9.7%
       43,600    Callaway Golf Co..................................      1,188,100
       11,300   *CHS Electronics, Inc..............................        235,888
       38,800   *Circus Circus Enterprises.........................        700,825
       25,500   *Crown Cork & Seal Co., Inc........................      1,327,594
       23,400   *MGM Grand, Inc....................................        789,750
       34,200    Manpower, Inc.....................................      1,506,937
       26,100    McDonald's Corp...................................      1,614,938
       11,800   *Outback Steakhouse, Inc...........................        449,875
       62,800    Pep Boys-Manny, Moe, & Jack.......................      1,365,900
       48,100    Rubbermaid, Inc...................................      1,376,862
       26,100    Sears Roebuck & Co................................      1,548,056
       35,600   *Toys R Us, Inc....................................        981,225
                                                                     --------------
                                                                        13,085,950
                                                                     --------------
CONSUMER STAPLES - 2.6%
       72,600    Deluxe Corp.......................................      2,432,100
       57,900    Tyson Food, Inc. - Class A........................      1,118,194
                                                                     --------------
                                                                         3,550,294
                                                                     --------------
ENERGY - 8.0%
       15,400    Burlington Resources, Inc.........................        723,800
      111,242   *EEX Corporation...................................      1,077,657
       51,200   *Global Marine, Inc................................      1,206,400
       32,600    McDermott International, Inc......................      1,348,825
       33,500   *Nabors Industries, Inc............................        843,781
       24,300   *Noble Drilling Corp...............................        785,194
       12,400    Schlumberger, Ltd.................................      1,027,650
       32,800    Sonat, Inc........................................      1,455,500
       53,900    Union Pacific Resources Group.....................      1,286,863
       52,600    Union Texas Petroleum Holdings, Inc...............      1,061,862
                                                                     --------------
                                                                        10,817,532
                                                                     --------------
FINANCIAL - 1.7%
       79,100    Bank of Tokyo-Mitsubishi(a).......................        993,694
       35,900    C.I.T. Group, Inc. - Class A......................      1,272,206
                                                                     --------------
                                                                         2,265,900
                                                                     --------------

CRABBE HUSON ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
-----------------------------------------------------------------------------------
HEALTHCARE - 3.0%
       28,000   *Amgen Inc.........................................   $  1,669,500
       79,300   *Dura Pharmaceuticals, Inc.........................      2,101,450
        7,000    U.S. Surgical Corp................................        220,500
                                                                     --------------
                                                                         3,991,450
                                                                     --------------
INDUSTRIALS - 3.1%
       40,900    New Holland NV(a).................................      1,002,050
       26,000    Cincinnati Milacron, Inc..........................        807,625
       23,600   *Detroit Diesel Corp...............................        542,800
       34,600    Harnischfeger Industries..........................        977,450
       20,500    Tenneco, Inc......................................        882,781
                                                                     --------------
                                                                         4,212,706
                                                                     --------------
REAL ESTATE INVESTMENT TRUST - 0.9%
       41,300    Security Capital Group - Class B..................      1,249,325
                                                                     --------------
TECHNOLOGY - 9.3%
       38,900    Adobe Systems, Inc................................      1,947,431
       29,600   *Altera Corporation................................      1,198,800
       22,800   *Cabletron Systems.................................        302,100
       28,400    Electronic Data Systems Corp......................      1,221,200
       14,100    Hewlett-Packard Co................................      1,061,906
       69,500   *National Semiconductor Corp.......................      1,529,000
       34,600   *Seagate Technology, Inc...........................        923,387
      172,900   *Silicon Graphics..................................      2,258,506
       19,800    Texas Instruments.................................      1,268,438
       24,100   *3COM Corp.........................................        825,425
                                                                     --------------
                                                                        12,536,193
                                                                     --------------
TRANSPORTATION - 2.8%
       23,200    Boeing Co.........................................      1,161,450
       24,200   *Northwest Airlines Corp. - Class A................      1,270,500
       23,600    Union Pacific Corp................................      1,292,100
                                                                     --------------
                                                                         3,724,050
                                                                     --------------
UTILITIES - 1.6%
       70,300    Pacificorp........................................      1,634,475
       15,100    PG & E Corp.......................................        488,863
                                                                     --------------
                                                                         2,123,338
                                                                     --------------

Total Common Stocks - 57.6%                                             77,458,332
                                                                     --------------
  (Cost $68,992,521)

CRABBE HUSON ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                          SHORT TERM INVESTMENTS - 20.7%
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 3.3%
 $  4,483,348   State Street Bank and Trust Company** 4.250%
                  5/1/98...........................................   $  4,483,348
                                                                     --------------
OTHER INVESTMENTS - 17.4%
   23,418,938    Navigator Securities Lending Trust-Prime Portfolio
                   5.605%(b)(c)....................................     23,418,938
                                                                     --------------

Total Short Term Investments - 20.7%                                    27,902,286
                                                                     --------------
  (Cost $27,902,286)
Total Investments - 117.5%                                             158,154,198
  (Cost $148,537,527)(d)
Other Assets and (Liabilities), Net - (17.5%)                          (23,559,288 )
                                                                     --------------

TOTAL NET ASSETS - 100.0%                                            $ 134,594,910
                                                                     --------------
                                                                     --------------

  *  Non-income producing security.
 ** The repurchase agreement, dated 4/30/98, $4,483,348 due 5/1/98, is collateralized by $3,345,000 U.S. Treasury Note, 9.250%, maturing 2/15/16, with a market value of $4,578,469.
(a)  American Depository Receipt.
(b)  Rate reflects 7 day yield as of April 30, 1998.
(c) Investment of collateral received for securities loaned in Navigator Securities Lending Trust-Prime Portfolio. As of April 30, 1998, the market value of the securities on loan is $23,010,939.
(d) The aggregate cost for federal income tax purposes is identical. Aggregate gross unrealized appreciation is $11,097,436 and the aggregate gross unrealized depreciation is $1,480,765 resulting in net unrealized appreciation of $9,616,671.
See accompanying notes to financial statements.

CRABBE HUSON EQUITY FUND (CHEYX)

INVESTMENT OBJECTIVE: PROVIDE LONG-TERM CAPITAL APPRECIATION THROUGH A DIVERSIFIED PORTFOLIO OF WIDELY AND ACTIVELY TRADED COMMON STOCKS WITH MEDIUM TO LARGE MARKET CAPITALIZATIONS. THE FUND MAY HAVE UP TO 100% OF ITS ASSETS INVESTED IN COMMON STOCKS.

                               INVESTMENT RESULTS

Primary Class

      Inception Date: January 31, 1989

 SIX MONTHS ENDING         ANNUALIZED TOTAL RETURN
  APRIL 30, 1998         PERIOD ENDING MARCH 31, 1998
-------------------  ------------------------------------
      13.87%         1 Year                        44.02%
                     5 Year                        18.27%
                     Life of Fund                  16.61%

Institutional Class (CHEIX)

      Inception Date: October 3, 1996

 SIX MONTHS ENDING         ANNUALIZED TOTAL RETURN
  APRIL 30, 1998         PERIOD ENDING MARCH 31, 1998
-------------------  ------------------------------------
      14.08%         1 Year                        44.56%
                     Life of Fund                  28.95%

        INVESTMENT RESULTS QUOTED ARE HISTORICAL, INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND REPRESENT PAST PERFORMANCE. FUTURE RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

For the first half of fiscal 1998, the Equity Fund posted a gain of 13.87%, trailing the S&P 500 Index's return of 22.44%. The fund's institutional class of shares returned 14.08% for the fiscal year through April 30, 1998.

Two trends of the past six months are clearly identifiable: In the first, as the Asian crisis unfolded, investors fled back to the perceived safe, stable-growing, large-cap stocks. In the more recent period, investors recognized that Asia would not cause a global recession and began to return to the stocks we own. Annoying as that can be for contrarian investors like us, we're not becoming too concerned about it, since our general outlook calls for the volatility that favors us as active managers. In addition, the more important long-term numbers for the fund are still ahead of the index. The Equity Fund's primary class of shares, for the one-year period through April 30, returned 43.61% versus 41.01% for the S&P 500 Index -- a very pleasing return for a solidly contrarian fund in the midst of a solidly growth-oriented market.

The portfolio was fairly active throughout the reporting period. Much of what was successful in the first fiscal quarter was trimmed from the fund and replaced with some new performers. Communications stocks, specifically telecommunications and cable, performed superbly for us last year, but we released our positions as price targets were achieved. Early in 1998, we took overweighted positions in energy and basic industries (commodity producers, like copper and steel) after both sectors were beaten down by oil price drops and the Asian crisis. As of the date of this report, we had added five new names to the fund in the energy sector to bring our weighting to 13.5% of the portfolio, compared with 8.5% for the S&P 500; in basic industries, we added six new names to bring the total weighting to 17% of the fund, compared to only 4% for the S&P.

This proved to be a well-timed move. Both sectors have rebounded nicely from industry difficulties to contribute steadily to first quarter returns. Obviously, they haven't kept pace with the index for this six-month reporting period, but as usual, our contrarian style leads us away from the over-owned and overvalued stocks that so heavily influence the benchmark (for better or worse).

Going forward, our outlook in terms of volatility is the same as what we see for the small-cap side: we anticipate that it will play a greater role in the everyday market. We welcome turbulence as opportunities to buy and as a chance for market interest to broaden into the stocks we own. As bottom-up managers, we'll continue to avoid specific sector plays (a top-down strategy) -- any overweighting in a specific area will occur because we happen to find a good concentration of attractive individual companies. We think the Equity Fund is on solid ground as we move further ahead into 1998.

         [SIGNATURE]               [SIGNATURE]
Richard S. Huson, CFA              Marian L. Kessler

      [SIGNATURE]                  [SIGNATURE]
John E. Maack, Jr., CFA            Robert E. Anton

CRABBE HUSON EQUITY FUND
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                               COMMON STOCKS - 98.4%
-----------------------------------------------------------------------------------
BASIC MATERIALS - 19.8%
       63,000    Aluminum Company of America.......................   $  4,882,500
      240,300    Asarco, Inc.......................................      5,992,481
      296,100   *Bethlehem Steel Corp..............................      4,608,056
       81,500    Betzdearborn, Inc.................................      4,370,438
       71,000    Dow Chemical Co...................................      6,864,813
      123,800    Du Pont...........................................      9,014,188
      420,600    Freeport McMoran Copper - Class B.................      7,912,537
      384,100    Louisiana-Pacific Corp............................      8,402,187
      275,817    Lyondell Petrochemical............................      9,067,483
      204,300    Morton International..............................      6,537,600
      182,500    Newmont Mining Corp...............................      5,874,219
       93,600    Phelps Dodge Corp.................................      6,282,900
      120,700    Praxair, Inc......................................      6,072,719
                                                                     --------------
                                                                        85,882,121
                                                                     --------------
COMMUNICATIONS - 5.2%
       43,803    Bell Atlantic Corp................................      4,098,318
      125,500   *LCI International, Inc............................      4,988,625
       14,740    Reuters Holdings PLC(a)...........................        955,336
      331,700   *U.S. West Media Group.............................     12,521,675
                                                                     --------------
                                                                        22,563,954
                                                                     --------------
CONSUMER CYCLICALS - 16.6%
      238,700    Callaway Golf Co..................................      6,504,575
       61,100   *CHS Electronic, Inc...............................      1,275,462
      236,000   *Circus Circus Enterprises.........................      4,262,750
      156,500   *Crown Cork & Seal Co., Inc........................      8,147,781
      119,600   *MGM Grand, Inc....................................      4,036,500
      188,400    Manpower, Inc.....................................      8,301,375
      143,400    McDonald's Corp...................................      8,872,875
       76,500   *Outback Steakhouse, Incorporated..................      2,916,563
      314,200    Pep Boys-Manny Moe & Jack.........................      6,833,850
      263,800    Rubbermaid, Inc...................................      7,551,275
      139,500    Sears Roebuck & Co................................      8,274,094
      191,600   *Toys R Us, Inc....................................      5,280,975
                                                                     --------------
                                                                        72,258,075
                                                                     --------------
CONSUMER STAPLES - 4.4%
      393,700    Deluxe Corp.......................................     13,188,950
      317,100    Tyson Foods, Inc. - Class A.......................      6,123,994
                                                                     --------------
                                                                        19,312,944
                                                                     --------------
ENERGY - 13.9%
      102,800    Burlington Resources, Inc.........................      4,831,600
      591,209   *EEX Corp..........................................      5,727,337
      276,500   *Global Marine, Inc................................      6,515,031
      188,400    McDermott International, Inc......................      7,795,050

CRABBE HUSON EQUITY FUND
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
-----------------------------------------------------------------------------------
ENERGY - (CONTINUED)
      180,400   *Nabors Industries, Inc............................   $  4,543,825
      157,400   *Noble Drilling Corp...............................      5,085,987
       67,200    Schlumberger, Ltd.................................      5,569,200
      178,700    Sonat, Inc........................................      7,929,812
      286,100    Union Pacific Resources Group, Inc................      6,830,638
      285,300    Union Texas Petroleum Holdings, Inc...............      5,759,494
                                                                     --------------
                                                                        60,587,974
                                                                     --------------
FINANCIAL - 2.8%
      426,300    Bank of Tokyo-Mitsubish(a)........................      5,355,394
      193,300    C.I.T. Group, Inc.-A..............................      6,850,069
                                                                     --------------
                                                                        12,205,463
                                                                     --------------
HEALTHCARE - 4.8%
      142,100   *Amgen, Inc........................................      8,472,713
      430,500   *Dura Pharmaceuticals, Inc.........................     11,408,250
       35,400    U. S. Surgical Corp...............................      1,115,100
                                                                     --------------
                                                                        20,996,063
                                                                     --------------
INDUSTRIALS - 5.4%
      243,300    New Holland NV(a).................................      5,960,850
      148,300    Cincinnati Milacron, Inc..........................      4,606,568
      128,700   *Detroit Diesel Corp...............................      2,960,100
      188,100    Harnischfeger Industries..........................      5,313,825
      111,300    Tenneco, Inc......................................      4,792,856
                                                                     --------------
                                                                        23,634,199
                                                                     --------------
REAL ESTATE INVESTMENT TRUST - 1.6%
      234,100    Security Capital Group B..........................      7,081,525
                                                                     --------------
TECHNOLOGY - 16.0%
      205,000    Adobe Systems, Inc................................     10,262,813
      185,400   *Altera Corp.......................................      7,508,700
      121,700   *Cabletron Systems.................................      1,612,525
      151,500    Electronic Data Systems Corp......................      6,514,500
       76,200    Hewlett-Packard Co................................      5,738,813
      375,600   *National Semiconductor Corp.......................      8,263,200
      189,400   *Seagate Technology, Inc...........................      5,054,612
      935,900   *Silicon Graphics..................................     12,225,194
      126,300    Texas Instruments.................................      7,937,344
      130,700   *3com Corp.........................................      4,476,475
                                                                     --------------
                                                                        69,594,176
                                                                     --------------
TRANSPORTATION - 4.9%
      125,500    Boeing Co.........................................      6,282,844
      151,900   *Northwest Airlines Corp. - Class A................      7,974,750
      125,900    Union Pacific Corp................................      6,893,025
                                                                     --------------
                                                                        21,150,619
                                                                     --------------

CRABBE HUSON EQUITY FUND
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
-----------------------------------------------------------------------------------
UTILITIES - 2.9%
      372,100    Pacificorp........................................   $  8,651,325
      128,200    PG & E Corp.......................................      4,150,475
                                                                     --------------
                                                                        12,801,800
                                                                     --------------
Total Common Stocks                                                    428,068,913
                                                                     --------------
  (Cost $380,571,869)
                          SHORT TERM INVESTMENTS - 14.2%
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.6%
 $ 11,169,791   State Street Bank and Trust Company*** 4.250%
                  5/1/98...........................................     11,169,791
                                                                     --------------
OTHER INVESTMENTS - 11.6%
   50,253,524    Navigator Securities Lending Trust-Prime Portfolio
                   5.605%(b)**.....................................     50,253,524
                                                                     --------------
Total Short Term Investments                                            61,423,315
                                                                     --------------
  (Cost $61,423,315)
Total Investments - 112.6%                                             489,492,228
  (Cost $441,995,184)****
Other Assets and (Liabilities), Net - (12.6%)                          (54,761,714 )
                                                                     --------------
TOTAL NET ASSETS - 100.0%                                            $ 434,730,514
                                                                     --------------
                                                                     --------------

  *  Non-income producing security.
 **  Rate reflects 7 day yield as of April 30, 1998.
*** The repurchase agreement, dated 4/30/98, $11,169,791 due 5/1/98, is collateralized by $8,325,000 U.S. Treasury Note, 9.250%, maturing 2/15/16, with a market value of $11,394,844.
**** The aggregate cost for federal income tax purposes is identical.
     Aggregate gross unrealized appreciation is $55,267,391 and the aggregate gross unrealized depreciation is $7,770,347, resulting in net unrealized appreciation of $47,497,044.
(a)  American Depository Receipt.
(b) Investment of collateral received for securities loaned in Navigator Securities Lending Trust-Prime Portfolio. As of April 30, 1998, the market value of the securities on loan is $49,117,726.
See accompanying notes to financial statements.

CRABBE HUSON REAL ESTATE INVESTMENT FUND (CHREX)

INVESTMENT OBJECTIVE: PROVIDE CURRENT INCOME AND POTENTIAL CAPITAL APPRECIATION THROUGH EQUITY SECURITIES OF REAL ESTATE INVESTMENT TRUSTS (REITS) AND OTHER REAL ESTATE INDUSTRY COMPANIES. UNDER NORMAL CIRCUMSTANCES, AT LEAST 75% OF THE FUND WILL BE INVESTED IN SUCH SECURITIES.

                               INVESTMENT RESULTS

Primary Class

      Inception Date: April 1, 1994

 SIX MONTHS ENDING         ANNUALIZED TOTAL RETURN
  APRIL 30, 1998         PERIOD ENDING MARCH 31, 1998
-------------------  ------------------------------------
       3.04%         1 Year                        21.51%
                     Life of Fund                  15.96%

        INVESTMENT RESULTS QUOTED ARE HISTORICAL, INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND REPRESENT PAST PERFORMANCE. FUTURE RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

For the first half of the 1998 fiscal year, the Crabbe Huson Real Estate Investment Fund returned 3.04%, solidly outperforming the -0.61% posted by the Morgan Stanley REIT Index, the fund's benchmark. The one-year return for the fund for the period ending April 30, 1998, is 22.90% versus the Morgan Stanley REIT Index return of 17.11%.

One of the great debates today is whether or not REITs represent a new asset class, just as bonds, oil, gold, or stocks are distinct kinds of securities. We view REITs as a separate asset class, but we admit there are good arguments on both sides. What isn't in dispute, though, is the low correlation between REIT stocks and other assets. Over the past two years, as real estate market performance has exceeded those of fixed-income instruments, commodities, and utility stocks, the industry has gained increased appeal as a portfolio diversification tool.

We are aware of the success of a select number of popular companies. In fact, the fund has capitalized on some of the success: During the first three months of this fiscal year, while popular stocks declined with the market, Crabbe Huson's contrarian stock selection allowed the fund to buy these good companies at attractive prices. Since that time, the fund has capitalized on the recovered performance. For example, the fund picked up attractively priced, popular companies like Starwood Hotels and Resorts, Equity Office Property Trust, and Simon DeBartolo Group, Inc.

REIT stocks, including our own, performed very well in 1996 and 1997 but are taking a rest in 1998. We think there are a number of reasons for this: First, the continued surge in the S&P 500 has pulled some investors out of REITs who may previously have been interested in the sector as a safe haven. Also, proposed legislative changes to the status of paired-shared REITs, which would have made acquisitions and growth for these types of REITs harder, discouraged investors. The flattening interest rate environment did not help either, and the surge in the rate of initial and secondary stock offerings tended to make investors think twice about REITs. With a current yield hovering at around 5.5%, plus long-term funds from operations growth, which we believe could be in the 6% to 8% range, the total return available from REIT stocks still holds substantial appeal.

Ultimately, we remain confident that the real estate sector will continue to present good buying opportunities, allowing investors to benefit from competitive performance and portfolio diversification.


         [SIGNATURE]                [SIGNATURE]
Richard S. Huson, CFA               John E. Maack Jr., CFA

CRABBE HUSON REAL ESTATE INVESTMENT FUND
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                               COMMON STOCKS - 97.5%
-----------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST - 97.5%
APARTMENT - 22.2%
      31,600     Ambassador Apartments, Inc........................   $    647,800
      30,417     Camden Property Trust.............................        891,598
      21,400     Equity Residential Properties Trust...............      1,051,275
      25,300     Merry Land & Investment Co........................        532,881
      25,875     Post Properties, Inc..............................      1,056,023
      31,700     Security Capital Atlantic.........................        699,381
       8,901    *Security Capital Group Warrants...................         25,034
      42,600     Summit Properties, Inc............................        870,638
      26,006     United Dominion Realty Trust......................        352,706
                                                                     --------------
                                                                         6,127,336
                                                                     --------------
DIVERSIFIED - 13.9%
      25,000     AMB Property Corp.................................        575,000
      20,300    *Cadillac Fairview Corp............................        446,600
      15,600     Cousins Properties, Inc...........................        471,900
      17,200     Crescent Real Estate Equities, Inc................        586,950
      23,800     Meditrust Corp....................................        715,487
      20,000     Security Capital Group, Class B ..................        605,000
      10,900     Vornado Realty Trust..............................        436,681
                                                                     --------------
                                                                         3,837,618
                                                                     --------------
HEALTHCARE - 3.3%
      11,000    *Brookdale Living Communities......................        305,250
      25,000     Capstone Capital Corp.............................        596,875
                                                                     --------------
                                                                           902,125
                                                                     --------------
LODGING - 10.5%
      17,050     FelCor Suite Hotels, Inc..........................        596,750
      34,419    *Homestead Village, Inc............................        481,866
      23,600     Starwood Lodging Trust............................      1,184,426
      25,000     Patriot American Hospitality, Inc.................        631,250
                                                                     --------------
                                                                         2,894,292
                                                                     --------------
MANUFACTURED HOMES - 1.4%
      14,700     Manufactured Home Communities.....................        371,175
                                                                     --------------
OFFICE/INDUSTRIAL - 25.8%
      19,800     CarrAmerica Realty Corp...........................        579,150
      70,000     Corporate Office Properties.......................        739,375
      41,900     Equity Office Properties Trust....................      1,191,531
      17,900     First Industrial Realty Trust.....................        581,750
      13,500     Highwoods Properties,Inc..........................        459,000
      37,000     Kilroy Realty Corp................................        980,500
      25,000     Liberty Property Trust............................        639,063
      28,600     Prentiss Properties...............................        725,725
      26,818     Security Capital Industrial.......................        655,365
      17,600     Weeks Corp........................................        554,400
                                                                     --------------
                                                                         7,105,859
                                                                     --------------

CRABBE HUSON REAL ESTATE INVESTMENT FUND
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
-----------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST - (CONTINUED)
OUTLET CENTERS - 4.3%
      50,000     Prime Retail, Inc.................................   $    709,375
      16,200     Tanger Factory Outlet Center......................        489,038
                                                                     --------------
                                                                         1,198,413
                                                                     --------------
REGIONAL MALLS - 6.7%
      30,740     Simon DeBartolo Group, Inc........................      1,012,499
      62,850     Taubman Centers, Inc..............................        852,403
                                                                     --------------
                                                                         1,864,902
                                                                     --------------
SHOPPING CENTER - 5.8%
      27,950     Glimcher Realty Trust.............................        593,938
      50,000     IRT Property Co...................................        581,250
      23,200     Kranzco Realty Trust..............................        414,700
                                                                     --------------
                                                                         1,589,888
                                                                     --------------
STORAGE - 1.9%
       7,200     Shurgard Storage..................................        202,500
      13,500     Storage Trust Realty..............................        327,375
                                                                     --------------
                                                                           529,875
                                                                     --------------
TRIPLE NET LEASE - 1.8%
      15,000     Hospitality Property Trust........................        481,875
                                                                     --------------
Total Common Stocks                                                     26,903,358
                                                                     --------------
  (Cost $25,481,635)
                           SHORT TERM INVESTMENT - 17.4%
-----------------------------------------------------------------------------------
OTHER INVESTMENTS - 17.4%
  $4,791,210    Navigator Securities Lending Trust-Prime Portfolio
                  5.605%(**)***....................................   $  4,791,210
                                                                     --------------
Total Investments - 114.9%                                              31,694,568
  (Cost $30,272,845)****
Other Assets and (Liabilities), Net - (14.9)%                           (4,105,305 )
                                                                     --------------
TOTAL NET ASSETS - 100.0%                                            $  27,589,263
                                                                     --------------
                                                                     --------------

  *  Non-income producing security.
 **  Rate reflects 7 day yield as of April 30, 1998.
*** Investment of collateral received for securities loaned in Navigator Securities Lending Trust-Prime Portfolio. As of April 30, 1998, the market value of the securities on loan is $4,665,678.
**** The aggregate cost for federal income tax purposes is identical.
     Aggregate gross unrealized appreciation is $1,729,971 and the aggregate gross unrealized depreciation is $308,249, resulting in net unrealized appreciation of $1,421,723.
See accompanying notes to financial statements.

CRABBE HUSON OREGON TAX-FREE FUND (ORBFX)

INVESTMENT OBJECTIVE: PROVIDE CAPITAL PRESERVATION AND A HIGH LEVEL OF CURRENT INCOME BY INVESTING AT LEAST 80% OF THE FUND'S ASSETS IN TAX-EXEMPT MUNICIPAL BONDS ISSUED BY THE STATE OF OREGON AND ITS POLITICAL SUBDIVISIONS. TYPICALLY, THE ONLY TAXABLE INCOME EARNED BY THE FUND IS THROUGH OVERNIGHT INTEREST ON TEMPORARY CASH. SHARES OF THE FUND ARE AVAILABLE ONLY TO RESIDENTS OF THE STATE OF OREGON.

                               INVESTMENT RESULTS

Primary Class

      Inception Date: October 4, 1984

 SIX MONTHS ENDING         ANNUALIZED TOTAL RETURN
  APRIL 30, 1998         PERIOD ENDING MARCH 31, 1998
-------------------  ------------------------------------
       1.57%         1 Year                         7.86%
                     5 Year                         5.05%
                     Ten Year                       6.41%
                     Life of Fund                   7.79%

        INVESTMENT RESULTS QUOTED ARE HISTORICAL, INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND REPRESENT PAST PERFORMANCE. FUTURE RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

For the first six months of the fiscal year, the Oregon Tax-Free(1) Fund returned 1.57%, compared to a return of 2.77% for the Lehman Brothers Municipal Bond Index.

Though we're aware of the importance of comparison to a benchmark, the Oregon Tax-Free Fund is an intermediate-term bond fund composed solely of bonds from the state of Oregon. The most appropriate index for comparative purposes, unfortunately, is a composite of municipal bonds from across the country, not just bonds from our home state. Further, the index often includes bonds of lower quality, while the fund participates only in investment-grade issues. At least 65% of the bonds we own are rated AAA or are pre-refunded in U.S. Treasury obligations.

Last October, we chose to increase the fund's average maturity from approximately 9 years to 10 years. This move was executed to capture the incremental yield provided by longer maturity bonds and to capture any potential capital appreciation from a possible interest rate decline. While this move extends the

-------------------
(1) Shareholders may be subject to capital gains, ordinary income, and alternative minimum taxes. Consult your tax advisor.

average maturity beyond the historical pattern of the fund, it remains significantly below the 13- to 20-year average maturity for many competing Oregon funds; your fund continues to have lower interest rate sensitivity (risk) than do most competing Oregon tax-free fixed income products.

In the past six months, the bond market has traded in a very narrow range. After the significant rally of 1997, the bond market has paused to "take a breath" as participants weigh implications of several important market forces. While factors such as low inflation, sluggish exports, and a weak global economy encourage the investors who think interest rates will fall, the bond market "bears" are focused on low unemployment, rapid money growth, and rising wage costs. To date, the tug of war between the two sides has produced little change in interest rates, and the market is shaping up to deliver a "coupon year" (little price change) in 1998.

Looking ahead, we see no threatening clouds on the horizon that could mar the general outlook for the Oregon Tax-Free Fund. If current economic and political factors continue, we believe that the fund's high-quality position will perform positively with market trends.


    [SIGNATURE]                     [SIGNATURE]
Garth R. Nisbet, CFA                Richard S. Huson, CFA

CRABBE HUSON OREGON TAX-FREE FUND
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                          FIXED INCOME SECURITIES - 98.9%
-----------------------------------------------------------------------------------
EDUCATION - 30.4%
  $  300,000     Jefferson County School District #509J 6.500%
                   6/15/04 (FSA)...................................   $    334,875
     250,000    Washington County School District 6.200%
                  9/01/04*.........................................        265,313
      15,000     Washington & Clackamas School District 5.000%
                   1/01/05 ........................................         15,375
     250,000    Clackamas & Washington County School District #003
                  7.200% 10/01/05*.................................        260,938
     125,000    Marion & Polk County School District 5.700%
                  10/01/05*........................................        131,875
     160,000     Marion County Oregon School District 6.000%
                   11/01/05 (FGIC).................................        176,200
     135,000     Portland Oregon Community College 5.800%
                   7/01/06.........................................        142,425
     435,000     Multnomah County School District 5.000% 3/01/07...        442,069
     335,000     Jackson County Oregon School District 5.200%
                   6/01/07 (FSA)...................................        347,143
     450,000     Josephine County Oregon School District 5.750%
                   6/01/07 (FGIC)..................................        488,250
     950,000     Multnomah County School District 5.600% 12/01/07
                   (FGIC)..........................................      1,001,061
     300,000     Yamhill County S.D. #40 6.000% 06/01/08 (FGIC)....        333,750
     240,000     Lane County Area Education District 4.850%
                   6/01/08.........................................        242,700
     160,000     Marion County Oregon School District 4.850%
                   6/01/08 (AMBAC).................................        161,000
     200,000    Clackamas & Washington County School District #003
                  7.250% 10/01/09*.................................        209,000
     765,000     Salem Educational Facility (Revenue) 6.000%
                   4/01/10.........................................        815,681
     225,000    Marion & Polk County School District #24-J 6.000%
                  10/01/10*........................................        240,187
     100,000     Washington County School District 6.100% 6/01/12
                   (FSA)...........................................        108,125
     500,000     Clackamas & Washington County School District #3
                   5.150% 6/1/14 (FGIC)............................        503,125
     900,000     Washington, Multnomah, & Yamhill School Dist #1J
                   5.000% 11/1/14..................................        894,375
     500,000     Clackamas Oregon Community College 5.400% 06/01/15
                   (MBIA)..........................................        511,875
     400,000     Washington County School District #48J 5.000%
                   8/1/17..........................................        390,500
                                                                     --------------
                                                                         8,015,842
                                                                     --------------
ELECTRIC UTILITY - 2.0%
     235,000    Emerald Peoples Utility District 6.300%
                  11/01/01*........................................        249,100
     250,000    Emerald Peoples Utility District 6.500%
                  11/01/03*........................................        268,438
                                                                     --------------
                                                                           517,538
                                                                     --------------

CRABBE HUSON OREGON TAX-FREE FUND
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                       FIXED INCOME SECURITIES - (CONTINUED)
-----------------------------------------------------------------------------------
HEALTH & HOSPITAL - 3.1%
  $  200,000     Clackamas County Hospital Facility Revenue 5.800%
                   3/01/02 (MBIA)..................................   $    209,500
     300,000     Clackamas County Hospital (Sisters of Providence)
                   6.200% 10/01/02.................................        324,750
     258,000     St. Charles Memorial Hospital 6.75% 1/01/06.......        280,253
                                                                     --------------
                                                                           814,503
                                                                     --------------
MISCELLANEOUS - 11.8%
     250,000     City of Portland 6.950% 4/01/99...................        256,820
     100,000     State of Oregon G.O. 9.000% 4/01/03...............        120,000
     175,000     State of Oregon G.O. 7.200% 7/01/04...............        201,031
     205,000     State of Oregon G.O. 8.200% 7/01/04...............        245,744
     110,000     State of Oregon G.O. 6.000% 8/01/04...............        118,938
     200,000     State of Oregon G.O. 9.000% 10/01/04..............        213,750
     355,000     State of Oregon G.O. 6.750% 5/01/05...............        401,149
     250,000     State of Oregon G.O. (Veterans) 7.250% 7/01/06....        294,375
     300,000     Salem Oregon - Series A 5.875% 1/01/07............        311,625
     200,000     State of Oregon G.O. 7.250% 1/01/07...............        237,000
     200,000     State of Oregon G.O. (Veterans) 8.250% 1/01/07....        250,500
     100,000     State of Oregon G.O. (Alt Energy) 6.400%
                   1/01/08.........................................        101,485
     180,000     State of Oregon G.O. 9.200% 4/01/08...............        242,775
     100,000     Oregon State Veterans Welfare 5.550% 4/01/09......        105,875
                                                                     --------------
                                                                         3,101,067
                                                                     --------------
OTHER GENERAL OBLIGATION BOND - 1.1%
     295,000     Umatilla County School District 4.750% 6/15/10
                   (AMBAC).........................................        295,738
                                                                     --------------
OTHER REVENUE BOND - 14.7%
     665,000     Oregon State Dept. Admin. Svcs Lottery Rev 4.750%
                   4/1/13 (FSA)....................................        642,556
     300,000     Oregon State Housing & Community SVCS. Dept.Mtg
                   5.150% 7/1/13...................................        304,500
     500,000     Puerto Rico Commonwealth Infrastructure 5.000%
                   7/1/13 (AMBAC)..................................        497,500
     300,000     Puerto Rico Public Buildings Authority Revenue
                   5.000% 7/1/13 (MBIA)............................        300,000
   1,000,000     Multnomah County OR Education Facilities Rev
                   5.150% 4/1/14 (AMBAC)...........................      1,003,750
     500,000     Puerto Rico Electric Power Authority Revenue
                   5.250% 7/1/14 (MBIA)............................        511,250
     110,000     Oregon State Housing & Community SVCS. Dept.Mtg
                   5.150% 7/01/15..................................        109,725

CRABBE HUSON OREGON TAX-FREE FUND
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                       FIXED INCOME SECURITIES - (CONTINUED)
-----------------------------------------------------------------------------------
OTHER REVENUE BOND - (CONTINUED)
  $  500,000     Molalla Oregon Water Revenue 5.200% 8/1/17
                   (FSA)...........................................   $    505,000
                                                                     --------------
                                                                         3,874,281
                                                                     --------------
PUBLIC IMPROVEMENTS - 7.1%
     335,000     Central Lincoln PUD 6.500% 1/01/02................        355,519
     350,000     City of Portland (Urban Renewal) 5.700% 6/01/04...        372,313
     400,000     Metro Oregon Open Spaces Program 4.900% 9/01/07...        407,000
     270,000    Port of Morrow (Pollution Control) 6.375%
                  4/01/08*.........................................        289,575
     160,000     Portland Oregon Building Service 4.750% 4/01/08...        160,200
     150,000     Metro Oregon Regional Center 5.000% 8/01/10.......        148,687
     135,000     Bend County Oregon Library Service District 5.375%
                   6/1/11 (AMBAC)..................................        140,400
                                                                     --------------
                                                                         1,873,694
                                                                     --------------
REFUNDING BONDS - 11.8%
     400,000    Metropolitan Service District 7.000% 7/01/01*......        426,000
     400,000     Oregon State Department General Services 6.100%
                   9/01/06.........................................        426,500
     250,000    Oregon State Revenue - Series B 6.250% 1/01/08*....        267,187
     270,000    Metropolitan Service District 6.600% 7/01/11*......        283,500
     300,000     Puerto Rico Commonwealth 5.500% 7/1/12 (AMBAC)....        319,125
     185,000    Oregon Economic Development Dept-Series B 6.350%
                  1/01/13*.........................................        198,181
     310,000     Puerto Rico Commonwealth 5.500% 7/1/14 (AMBAC)....        328,213
     265,000     Canby Oregon Sewer Revenue 5.1500% 12/01/14
                   (FSA)...........................................        265,994
     100,000    Oregon State Department General Services 7.200%
                  1/15/15*.........................................        107,000
     485,000     Oregon City Oregon Sewer 5.200% 10/01/15 (FGIC)...        491,669
                                                                     --------------
                                                                         3,113,368
                                                                     --------------
SEWER AND WATER - 10.6%
     260,000     Portland Oregon Sewer System Revenue 5.550%
                   6/01/04 ........................................        276,575
     350,000     Portland Oregon Sewer System 5.750% 10/01/05
                   (FGIC) .........................................        375,813
     500,000     Washington County Sewer System 5.800% 10/01/05
                   (AMBAC).........................................        538,750
     255,000     Washington County Oregon United Sewer 5.900%
                   10/1/06.........................................        276,038
      95,000     Washington County Oregon United Sewer 5.900%
                   10/1/06.........................................        102,006
     140,000     McMinnville Sewer System 4.700% 2/01/07 (FGIC)....        140,875
     100,000     Portland Oregon Sewer System Revenue 5.150%
                   3/01/08 ........................................        102,500

CRABBE HUSON OREGON TAX-FREE FUND
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                       FIXED INCOME SECURITIES - (CONTINUED)
-----------------------------------------------------------------------------------
SEWER AND WATER - (CONTINUED)
     100,000     Portland Oregon Sewer System Revenue 5.100%
                   8/01/08 ........................................        103,375
     350,000     Portland Oregon Sewer System 6.000% 10/01/12
                   (FGIC) .........................................        378,875
     500,000     McMinnville Sewer System 5.000% 2/01/14 (FGIC)....        494,375
                                                                     --------------
                                                                         2,789,182
                                                                     --------------
STATE OF OREGON GENERAL OBLIGATION BOND - 3.9%
  $1,000,000     Northern Oregon Corrections 5.400% 9/15/16 (AMBAC)
                   ................................................   $  1,023,750
                                                                     --------------
TRANSPORTATION - 2.4%
     545,000     Oregon State Light Rail 7.000% 6/01/04 (MBIA).....        617,894
                                                                     --------------

Total Fixed Income Securities                                           26,036,858
                                                                     --------------
  (Cost $24,969,623)
                           SHORT TERM INVESTMENT - 1.9%
-----------------------------------------------------------------------------------
INVESTMENT COMPANY - 1.9%
     491,881    Dreyfus Tax-Exempt Cash Management Fund 3.770%**...        491,881
                                                                     --------------

Total Investments - 100.8%                                              26,528,739
  (Cost $25,461,504)***

Other Assets and Liabilities, Net - (.8)%                                 (204,733 )
                                                                     --------------

TOTAL NET ASSETS - 100.0%                                            $  26,324,006
                                                                     --------------
                                                                     --------------

AMBAC - American Municipal Bond Assurance Corp.
FGIC - Financial Guaranty Insurance Corp.
FSA - Financial Security Assurance
G.O. - General Obligation
MBIA - Municipal Bond Insurance Assoc.
PUD - Public Utility District

  *  Dates reflect pre-refunded dates.
 **  Rate reflects 7 day yield as of April 30, 1998.
*** The aggregate cost for federal income tax purposes is identical. Aggregate gross unrealized appreciation is $1,126,028 and the aggregate gross unrealized depreciation is $58,793, resulting in net unrealized appreciation of $1,067,235.

CRABBE HUSON INCOME FUND (CHINX)

INVESTMENT OBJECTIVE: PROVIDE CAPITAL PRESERVATION AND A HIGH LEVEL OF CURRENT INCOME THROUGH A DIVERSIFIED PORTFOLIO OF FIXED-INCOME SECURITIES, INCLUDING CONVERTIBLE BONDS AND DEBENTURES.

                               INVESTMENT RESULTS

Primary Class

      Inception Date: January 31, 1989

 SIX MONTHS ENDING         ANNUALIZED TOTAL RETURN
  APRIL 30, 1998         PERIOD ENDING MARCH 31, 1998
-------------------  ------------------------------------
                     1 Year                        15.07%
       3.79%         5 Year                         6.11%
                     Life of Fund                   7.68%

        INVESTMENT RESULTS QUOTED ARE HISTORICAL, INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND REPRESENT PAST PERFORMANCE. FUTURE RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Crabbe Huson Income Fund returned 3.79% for the fiscal year-to-date, edging out the Lehman Brothers Government/Corporate Bond Index return of 3.64%. The fund's one-year performance continues to shine: for the year ending March 31, 1998, the fund showed a gain of 15.07%, easily outpacing the Lehman Index's return of 12.39% for the same period.

In the fall of 1996, and again in the spring of 1997, we noted market and economic "clues" that suggested interest rates would decline. That view, particularly in early 1997 when the Federal Reserve recently had raised short-term interest rates, was classically contrarian. Our maturity extension ultimately benefited fund shareholders as U.S. inflation rates fell and longer-term bond prices increased significantly. In addition, as the Southeast Asian crisis accelerated and fears of sporadic market defaults increased, your fund performed well because of our continued commitment to relatively high credit quality.

We took our share of criticism for our decision; however, it proved to be the right move at the right time. The fund was bumped into the 2nd percentile on Morningstar's list last year. At the end of last year, the fund was ranked 6th out of 413 intermediate-term bond funds.(1)

During the past five months, the bond market has been in a very narrow trading range, perhaps as narrow a range as we have witnessed since the late 1980s. Long-term yields have bounced between 5.7% and 6.1% and probably will not break the range until the second half of 1998. We believe that, ultimately, export- and capital spending-based weakness will cool the U.S. economy in the latter half of 1998, a development that will be positive for bonds.

Going forward, while we remain positive on the bond market, we will be wary of any signs of resumed inflation. Strong U.S. money supply growth, steady wage inflation, and a 4.27% rate of unemployment clearly are significant concerns.


    [SIGNATURE]                [SIGNATURE]
Garth R. Nisbet, CFA           Richard S. Huson, CFA

-------------------
(1) The Crabbe Huson Income Fund ranked 130(th) out of 169 intermediate-term bond funds for the five-year period ending 12/31/97. The fund ranked 10(th) out of 145 funds for the year ending 3/31/98, and 116(th) out of 173 funds for the five-year period ending 3/31/98.

CRABBE HUSON INCOME FUND
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                               MARKET VALUE
--------------  ---------------------------------------------------  --------------
                          FIXED INCOME SECURITIES - 83.1%
-----------------------------------------------------------------------------------
AGENCY - 1.1%
  $   50,000     Interamerican Development Bank 6.125% 3/08/06.....    $   50,250
                                                                     --------------
ASSET-BACKED - 0.6%
      30,000     Green Tree Financial 6.540% 7/15/19...............        30,188
                                                                     --------------
CORPORATE BONDS - 17.2%
     100,000     WMX Technologies 6.700% 5/01/01...................       100,250
      50,000     IBM Corp. 7.250% 11/01/02.........................        52,313
     100,000     JP Morgan & Co. 7.625% 9/15/04....................       106,500
      50,000     Pacific Bell 6.250% 3/01/05.......................        50,000
      50,000     Anheuser Busch 7.000% 9/01/05.....................        51,313
      50,000     Bear Stearns Co. 6.875% 10/01/05..................        51,063
      50,000     Snap-on, Inc. 6.625% 10/01/05.....................        51,500
      50,000     Walt Disney Co. 6.750% 3/30/06....................        51,687
      50,000     Sysco Corp. 7.000% 5/01/06........................        52,375
      50,000     Teleport Communications 9.875% 7/01/06............        57,125
      50,000     Wal-Mart Stores 8.000% 9/15/06....................        55,750
      50,000     Eli Lilly 8.375% 12/01/06.........................        57,000
      50,000     GTE South 6.000% 2/15/08..........................        48,437
      50,000     Lincoln National Corp. 6.500% 3/15/08.............        49,625
                                                                     --------------
                                                                          834,938
                                                                     --------------
MORTGAGE PASS-THROUGH SECURITIES - 24.1%
      71,317     Federal National Mortgage Association Pool #30333
                   9.250% 9/01/16..................................        75,380
      77,577     Federal Home Loan Mortgage Corp Pool #302029
                   9.500% 10/01/16.................................        82,337
     108,699     Federal Home Loan Mortgage Corp Pool #303033
                   9.000% 4/01/17..................................       114,732
     206,344     Federal Home Loan Mortgage Corp Pool #301538
                   10.000% 7/01/17.................................       223,066
     111,934     Federal Home Loan Mortgage Corp Pool #C80344
                   7.500% 09/01/25.................................       114,697
     127,972     Federal Home Loan Mortgage Corp Pool #D65456
                   7.000% 11/01/25.................................       129,509
     169,752     Federal Home Loan Mortgage Corp Pool #C80409
                   8.000% 06/01/26.................................       175,702
     249,067     Government National Mortgage Association Pool
                   #780651 7.000% 10/15/27.........................       252,953
                                                                     --------------
                                                                        1,168,376
                                                                     --------------
U.S. GOVERNMENT BONDS - 40.1%
      65,000     U.S. Treasury Note 5.625% 11/30/99................        65,058
     255,000     U.S. Treasury Note 5.375% 1/31/00.................       254,153

CRABBE HUSON INCOME FUND
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                               MARKET VALUE
--------------  ---------------------------------------------------  --------------
                       FIXED INCOME SECURITIES - (CONTINUED)
-----------------------------------------------------------------------------------
U.S. GOVERNMENT BONDS - (CONTINUED)
  $  175,000     U.S. Treasury Bond 6.750% 8/15/26.................    $  192,236
     380,000     U.S. Treasury Bond 6.500% 11/15/26................       404,708
     280,000     U.S. Treasury Bond 6.125% 2/15/27.................       286,765
     100,000     U.S. Treasury Bond 6.625% 2/15/27.................       108,359
     600,000     U.S. Treasury Bond 6.375% 8/15/27.................       633,360
                                                                     --------------
                                                                        1,944,639
                                                                     --------------
Total Fixed Income Securities                                           4,028,391
                                                                     --------------
  (Cost $3,900,456)
                           SHORT TERM INVESTMENT - 15.0%
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.4%
      20,450    State Street Bank and Trust Company** 4.250%
                  5/1/98...........................................        20,450
                                                                     --------------
OTHER INVESTMENTS - 14.6%
     707,649    Navigator Securities Lending Trust-Prime Portfolio
                  5.605%(*)***.....................................       707,649
                                                                     --------------

Total Short Term Investments                                              728,099
                                                                     --------------
  (Cost $728,099)
Total Investments - 98.1%                                               4,756,490
  (Cost $4,628,555)****
Other Assets and (Liabilities), Net - 1.9%                                 94,292
                                                                     --------------

TOTAL NET ASSETS - 100.0%                                            $  4,850,782
                                                                     --------------
                                                                     --------------

  *  Rate reflects 7 day yield as of April 30, 1998.
 ** The repurchase agreement, dated 4/30/98, $20,450 due 5/1/98, is collateralized by $20,000 U.S. Treasury Note, 9.250%, maturing 2/15/16, with a market value of $27,375.
*** Investment of collateral received for securities loaned in Navigator Securities Lending Trust-Prime Portfolio. As of April 30, 1998, the market value of the securities on loan is $702,888.
**** The aggregate cost for federal income tax purposes is identical.
     Aggregate gross unrealized appreciation is $129,836 and the aggregate gross unrealized depreciation is $1,901, resulting in net unrealized appreciation of $127,935.
See accompanying notes to financial statements.

CRABBE HUSON U.S. GOVERNMENT INCOME FUND (CHUSX)

INVESTMENT OBJECTIVE: PROVIDE A HIGH LEVEL OF CURRENT INCOME, CONSISTENT WITH CAPITAL PRESERVATION, THROUGH A PORTFOLIO OF SHORT- AND INTERMEDIATE-TERM DEBT OBLIGATIONS OF THE UNITED STATES GOVERNMENT AND ITS AGENCIES OR
INSTRUMENTALITIES. AT LEAST 75% OF THE FUND'S ASSETS MUST HAVE MATURITIES OF FIVE YEARS OR LESS.

                               INVESTMENT RESULTS

Primary Class

      Inception Date: January 31, 1989

 SIX MONTHS ENDING         ANNUALIZED TOTAL RETURN
  APRIL 30, 1998         PERIOD ENDING MARCH 31, 1998
-------------------  ------------------------------------
       2.65%         1 Year                         8.57%
                     5 Year                         4.71%
                     Life of Fund                   6.72%

        INVESTMENT RESULTS QUOTED ARE HISTORICAL, INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND REPRESENT PAST PERFORMANCE. FUTURE RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The U.S. Government Income Fund posted a return of 2.65% for the first half of the fiscal year, performing well in comparison with its industry peers. The fund's appropriate benchmark, the Ryan Labs Three-Year Treasury Index, returned 2.79% for the reporting period.

Though slightly lagging its benchmark for the first half of the fiscal year, the U.S. Government Income Fund has provided its investors with a high-quality fixed income vehicle composed of top-quality, low-risk securities. We believe that our contrarian style has positioned the fund to outperform others in its peer group in the months to come. For instance, we recently added a position of mortgage-backed securities at advantageous prices, helping the fund pace its benchmark and post solid returns through the first quarter of 1998. For the year ending March 31, 1998, the fund posted a healthy 8.57% return, beating the previous year's results by nearly 5%.

Like the broader fixed income market, short- and intermediate-term interest rates have remained fairly stable in the past five months. The fund's average maturity now is 4.3 years and remains well within the intermediate range. However, the fund's average maturity is slightly longer than the average of its peer group and reflects our current market bias that interest rates will ultimately decline.

Overall, the economy continues to be healthy and we see no sign for now that the Fed will interfere with rates. In any event, we believe that the fund is well situated for potential bond market volatility. While overvalued sections of the stock market keep investors on their toes, our fund offers an excellent risk-averse option for capital preservation and current income.


    [SIGNATURE]                [SIGNATURE]
Garth R. Nisbet, CFA           Richard S. Huson, CFA

CRABBE HUSON U.S. GOVERNMENT INCOME FUND
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

  FACE VALUE    SECURITIES DESCRIPTION                               MARKET VALUE
--------------  ---------------------------------------------------  --------------
                          FIXED INCOME SECURITIES - 98.1%
-----------------------------------------------------------------------------------
AGENCIES - 44.1%
  $  250,000     Federal Farm Credit Bank 6.400% 1/16/02...........    $  254,245
     220,000     Federal Home Loan Bank 6.290% 2/21/02.............       223,010
     200,000     Federal Home Loan Bank 6.490% 1/08/04.............       205,896
      50,000     Federal Home Loan Bank 7.590% 3/10/05.............        54,586
     150,000     Federal National Mortgage Association 4.950%
                   9/30/98.........................................       149,469
     120,000     Federal National Mortgage Association 6.080%
                   9/25/00.........................................       120,812
     300,000     Federal National Mortgage Association 8.250%
                   12/18/00........................................       317,883
     200,000     Federal National Mortgage Association 6.230%
                   7/18/02.........................................       202,780
      50,000     Federal National Mortgage Association 7.375%
                   3/28/05.........................................        54,013
     200,000     Federal National Mortgage Association 5.875%
                   2/02/06.........................................       198,078
                                                                     --------------
                                                                        1,780,772
                                                                     --------------
U.S. GOVERNMENT NOTE -47.7%
      15,000     U. S. Treasury Note 5.875% 7/31/99................        15,053
     375,000     U. S. Treasury Note 5.625% 12/31/99...............       375,405
      35,000     U. S. Treasury Note 5.500% 3/31/00................        34,953
     140,000     U. S. Treasury Note 6.250% 8/31/00................       141,949
     100,000     U. S. Treasury Note 5.625% 11/30/00...............       100,030
     100,000     U. S. Treasury Note 5.625% 2/28/01................       100,004
     935,000     U. S. Treasury Note 5.625% 12/31/02...............       933,588
     210,000     U. S. Treasury Note 6.500% 10/15/06...............       220,133
                                                                     --------------
                                                                        1,921,115
                                                                     --------------
MORTGAGE PASS-THROUGH SECURITIES - 6.3%
     249,067     Government National Mortgage Association
                   Pool #780651 7.000% 10/15/27....................       252,953
                                                                     --------------

Total Fixed Income Securities                                           3,954,840
                                                                     --------------
  (Cost $3,949,625)
                           SHORT TERM INVESTMENT - 0.8%
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.8%
      33,155    State Street Bank and Trust Company* 4.250%
                  5/1/98...........................................        33,155
                                                                     --------------

Total Investments - 98.9%                                               3,987,995
  (Cost $3,982,780)**
Other Assets and Liabilities, Net - 1.1%                                   42,272
                                                                     --------------

TOTAL NET ASSETS - 100.0%                                            $  4,030,267
                                                                     --------------
                                                                     --------------

  * The repurchase agreement, dated 4/30/98, $33,155 due 5/1/98, is collateralized by $25,000 U.S. Treasury Note, 9.250%, maturing 2/15/16, with a market value of $34,219.
 ** The aggregate cost for federal income tax purpose is identical. Aggregate gross unrealized appreciation is $23,974 and the aggregate gross unrealized depreciation is $18,759, resulting in net unrealized appreciation of $5,215.
See accompanying notes to financial statements.

CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND (CHGXX)

INVESTMENT OBJECTIVE: PROVIDE CAPITAL APPRECIATION AND A HIGH LEVEL OF CURRENT INCOME WHILE MAINTAINING SHAREHOLDER LIQUIDITY BY INVESTING IN SHORT-TERM MONEY MARKET INSTRUMENTS THAT ARE DIRECT OBLIGATIONS OF THE UNITED STATES GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES, AND IN REPURCHASE AGREEMENTS WITH RESPECT TO SUCH OBLIGATIONS. THE AVERAGE MATURITY OF THE FUND CANNOT EXCEED 90 DAYS.

                               INVESTMENT RESULTS

Primary Class

      Inception Date: January 31, 1989

                            ANNUALIZED TOTAL RETURN
                          PERIOD ENDING MARCH 31, 1998
                       ----------------------------------
                       1 Year                       4.90%
                       5 Year                       4.34%
                       Life of Fund                 5.11%

        INVESTMENT RESULTS QUOTED ARE HISTORICAL, INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND REPRESENT PAST PERFORMANCE. FUTURE RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Short-term rates, the primary driver for money market returns, have declined during the past fiscal quarter as three-month T-bill yields have dropped from 5.18% to 4.98%. However, short-term rates were the exception during the period, as the rest of the interest rate yield curve increased slightly (E.G., two-year U.S. treasuries rose from 5.31% to 5.56%). Consistent returns and the likelihood of an eventual Federal Reserve reduction in short-term interest rates have encouraged us to maintain an average maturity of approximately 60 days.

Going forward, we see little reason to change the current average maturity or alter the fund's basic strategy in any significant way. In fact, our outlook remains positive for continuing competitive returns that will make the fund a good option for investors seeking money market returns while preserving capital.


    [SIGNATURE]                     [SIGNATURE]
Garth R. Nisbet, CFA                Richard S. Huson, CFA

CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

   SHARES OR
  FACE VALUE  SECURITIES DESCRIPTION                                MARKET VALUE
------------  ---------------------------------------------------   ------------
                       FIXED INCOME SECURITIES* - 100.0%
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY - 100.0%
DISCOUNT NOTES - 100.0%
FEDERAL HOME LOAN BANK
$  850,000     5.430% 5/1/98.....................................   $   850,000
 1,000,000     5.340% 5/5/98.....................................       999,407
 2,000,000     5.350% 5/6/98.....................................     1,998,514
 1,000,000     5.360% 5/11/98....................................       998,511
 1,000,000     5.360% 5/20/98....................................       997,171
 1,000,000     5.340% 5/21/98....................................       997,033
 1,000,000     5.350% 5/27/98....................................       996,136
 1,000,000     5.230% 6/2/98.....................................       995,351
 2,000,000     5.380% 6/5/98.....................................     1,989,539
 1,500,000     5.290% 6/9/98.....................................     1,491,404
 1,500,000     5.220% 6/15/98....................................     1,490,213
 1,000,000     5.220% 6/29/98....................................       991,445
 2,000,000     5.280% 6/30/98....................................     1,982,400
 1,000,000     5.320% 7/9/98.....................................       989,803
 1,500,000     5.370% 7/31/98....................................     1,479,639
 2,000,000     5.310% 8/3/98.....................................     1,972,270
 1,500,000     5.240% 9/16/98....................................     1,469,870
 1,500,000     5.260% 10/1/98....................................     1,466,467
                                                                    ------------
                                                                     24,155,173
                                                                    ------------
FEDERAL FARM CREDIT BUREAU
 2,000,000     5.250% 7/13/98....................................     1,978,708
 1,500,000     5.220% 8/17/98....................................     1,476,510
                                                                    ------------
                                                                      3,455,218
                                                                    ------------
Total Fixed Income                                                   27,610,391
                                                                    ------------
  (Cost $27,610,391)
                            OTHER INVESTMENTS - 0.1%
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.1%
    37,751    State Street Bank and Trust Company** 4.250%
                5/1/98...........................................        37,751
                                                                    ------------
Total Investments - 100.1%                                           27,648,142
  (Cost $27,648,142)***
Other Assets and Liabilities, Net - (0.1)%                              (40,965)
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $27,607,177
                                                                    ------------
                                                                    ------------

  *  Rates reflect purchase yield to maturity.
 ** The repurchase agreement, dated 4/30/98, $37,751 due 5/1/98, is collateralized by $30,000 U.S. Treasury Note, 9.250%, maturing 2/15/16, with a market value of $41,063.
***  Aggregate cost for federal income tax purpose is identical.
See accompanying notes to financial statements.

-----------------------------------------------------------------------------
CRABBE HUSON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

April 30, 1998
(Unaudited)

                                              THE CRABBE         CRABBE HUSON
                                             HUSON SPECIAL         SMALL CAP
                                              FUND, INC.             FUND
                                            ---------------     ---------------
ASSETS:
Investment securities, at market (Note
  1)                                        $  293,232,543      $  148,878,776
Deposits with brokers for securities
  sold short (Note 1)                           28,430,451                  --
Receivables:
  Dividends and interest                           111,087              28,662
  Fund shares sold                                 123,795             430,185
  Investment securities sold                            --             502,149
Proceeds from securities sold short
  (Note 1)                                      37,491,406                  --
Organization expenses (Note 1)                          --             100,136
Prepaid Expenses                                    19,085               8,708
                                            ---------------     ---------------
                                            $  359,408,367      $  149,948,616
                                            ---------------     ---------------
LIABILITIES:
Securities sold short, at market (Note
  1)                                            64,985,697                  --
Payables:
  Note Payable                                  17,463,386                  --
  Short Sales Closed (Note 1)                    1,775,796                  --
  Investment securities purchased                       --                  --
  Fund shares redeemed                           5,521,116              95,890
  Deposits for securities loaned (Note
    1)                                                  --                  --
  Directors/Trustees fees (Note 2)                   8,152               1,380
  Income dividend                                       --                  --
  Distribution fees (Note 2)                        38,831               8,309
Accrued liabilities                                429,621              57,663
                                            ---------------     ---------------
                                                90,222,599             163,242
                                            ---------------     ---------------
NET ASSETS:                                 $  269,185,768      $  149,785,374
                                            ---------------     ---------------
                                            ---------------     ---------------
NET ASSETS CONSIST OF:
  Capital shares                                    19,438                  --
  Capital paid in                              247,716,629         137,123,151
  Undistributed (distributed in excess
    of) net investment income                     (829,266)           (287,164)
  Undistributed net realized gain (loss)
    on investments                               1,234,110           1,267,006
  Net unrealized appreciation on
    investments and short sales                 21,044,857          11,682,381
                                            ---------------     ---------------
                                            $  269,185,768      $  149,785,374
                                            ---------------     ---------------
                                            ---------------     ---------------
PRIMARY CLASS
  Net Assets                                $  269,185,768      $   37,811,649
  Shares outstanding (Note 3)                   19,511,298           2,675,574
                                            ---------------     ---------------
                                            ---------------     ---------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                           $        13.80      $        14.13
                                            ---------------     ---------------
                                            ---------------     ---------------
INSTITUTIONAL CLASS
  Net Assets                                            --      $  111,973,725
  Shares outstanding (Note 3)                           --           7,912,096
                                            ---------------     ---------------
                                            ---------------     ---------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                                       --      $        14.15
                                            ---------------     ---------------
                                            ---------------     ---------------
INVESTMENTS, AT COST (Note 4)               $  244,693,395      $  137,196,395

See accompanying notes to financial statements.

---------------------------------------------------------------------

                                             CRABBE HUSON                            CRABBE HUSON
                                                 ASSET              CRABBE            REAL ESTATE
                                              ALLOCATION         HUSON EQUITY         INVESTMENT
                                                 FUND                FUND                FUND
                                            ---------------     ---------------     ---------------
ASSETS:
Investment securities, at market (Note
  1)                                        $  158,154,198      $  489,492,228      $   31,694,568
Deposits with brokers for securities
  sold short (Note 1)                                   --                  --                  --
Receivables:
  Dividends and interest                           805,437             405,867              84,762
  Fund shares sold                                 148,360           1,026,435             113,000
  Investment securities sold                       640,445           3,467,208             659,939
Proceeds from securities sold short
  (Note 1)                                              --                  --                  --
Organization expenses (Note 1)                       4,714               4,663              31,426
Prepaid Expenses                                     7,716              25,828               1,937
                                            ---------------     ---------------     ---------------
                                            $  159,760,870      $  494,422,229      $   32,585,632
                                            ---------------     ---------------     ---------------
LIABILITIES:
Securities sold short, at market (Note
  1)                                                    --                  --                  --
Payables:
  Note Payable                                          --                  --             143,864
  Short Sales Closed (Note 1)                           --                  --                  --
  Investment securities purchased                1,617,386           8,926,315                  --
  Fund shares redeemed                                 970             271,640              30,408
  Deposits for securities loaned (Note
    1)                                          23,418,938          50,253,524           4,791,210
  Directors/Trustees fees (Note 2)                   2,018               7,436                 704
  Income dividend                                       --                  --              20,616
  Distribution fees (Note 2)                        25,488              41,828                  --
Accrued liabilities                                101,160             190,972               9,567
                                            ---------------     ---------------     ---------------
                                                25,165,960          59,691,715           4,996,369
                                            ---------------     ---------------     ---------------
NET ASSETS:                                 $  134,594,910      $  434,730,514      $   27,589,263
                                            ---------------     ---------------     ---------------
                                            ---------------     ---------------     ---------------
NET ASSETS CONSIST OF:
  Capital shares                                        --                  --                  --
  Capital paid in                              113,006,628         324,805,259          22,997,775
  Undistributed (distributed in excess
    of) net investment income                      192,439           1,170,151              39,442
  Undistributed net realized gain (loss)
    on investments                              11,779,172          61,258,060           3,130,323
  Net unrealized appreciation on
    investments and short sales                  9,616,671          47,497,044           1,421,723
                                            ---------------     ---------------     ---------------
                                            $  134,594,910      $  434,730,514      $   27,589,263
                                            ---------------     ---------------     ---------------
                                            ---------------     ---------------     ---------------
PRIMARY CLASS
  Net Assets                                $   98,058,434      $  401,045,369      $   27,589,263
  Shares outstanding (Note 3)                    6,890,721          19,075,645           2,197,315
                                            ---------------     ---------------     ---------------
                                            ---------------     ---------------     ---------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                           $        14.23      $        21.02      $        12.56
                                            ---------------     ---------------     ---------------
                                            ---------------     ---------------     ---------------
INSTITUTIONAL CLASS
  Net Assets                                $   36,536,476      $   33,685,145                  --
  Shares outstanding (Note 3)                    2,567,179           1,600,761                  --
                                            ---------------     ---------------     ---------------
                                            ---------------     ---------------     ---------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                           $        14.23      $        21.04                  --
                                            ---------------     ---------------     ---------------
                                            ---------------     ---------------     ---------------
INVESTMENTS, AT COST (Note 4)               $  148,537,527      $  441,995,184      $   30,272,845

See accompanying notes to financial statements.

---------------------------------------------------------------------
CRABBE HUSON FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

April 30, 1998
(Unaudited)

                                             CRABBE HUSON           CRABBE
                                            OREGON TAX-FREE      HUSON INCOME
                                                 FUND                FUND
                                            ---------------     ---------------
ASSETS:
Investment securities, at market (Note
  1)                                        $   26,528,739      $    4,756,490
Receivables:
  Dividends and interest                           372,271              63,853
  Fund shares sold                                      --             750,187
Prepaid Expenses                                     1,555                 225
                                            ---------------     ---------------
                                            $   26,902,565      $    5,570,755
                                            ---------------     ---------------
LIABILITIES:
Payables:
  Investment securities purchased                  499,284                  --
  Fund shares redeemed                              25,000               1,367
  Deposits for securities loaned (Note
    1)                                                  --             707,649
  Directors/Trustees fees (Note 2)                     461                  58
  Income dividend                                   22,098                 140
  Distribution fees (Note 2)                        12,080               1,287
Accrued liabilities                                 19,636               9,472
                                            ---------------     ---------------
                                                   578,559             719,973
                                            ---------------     ---------------
NET ASSETS:                                 $   26,324,006      $    4,850,782
                                            ---------------     ---------------
                                            ---------------     ---------------
NET ASSETS CONSIST OF:
  Capital paid in                               24,834,270           4,759,710
  Undistributed (distributed in excess
    of) net investment income                      169,838                 319
  Undistributed net realized gain (loss)
    on investments                                 252,663             (37,182)
  Net unrealized appreciation on
    investments and short sales                  1,067,235             127,935
                                            ---------------     ---------------
                                            $   26,324,006      $    4,850,782
                                            ---------------     ---------------
                                            ---------------     ---------------
PRIMARY CLASS
  Shares outstanding (Note 3)                    2,075,628             465,361
                                            ---------------     ---------------
                                            ---------------     ---------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                           $        12.68      $        10.42
                                            ---------------     ---------------
                                            ---------------     ---------------
INVESTMENTS, AT COST (Note 4)               $   25,461,504      $    4,628,555

See accompanying notes to financial statements.

---------------------------------------------------------------------

                                                                 CRABBE HUSON
                                             CRABBE HUSON       U.S. GOVERNMENT
                                            U.S. GOVERNMENT      MONEY MARKET
                                              INCOME FUND            FUND
                                            ---------------     ---------------
ASSETS:
Investment securities, at market (Note
  1)                                        $    3,987,995      $   27,648,142
Receivables:
  Dividends and interest                            60,922                   6
  Fund shares sold                                      --             333,535
Prepaid Expenses                                       228                 570
                                            ---------------     ---------------
                                            $    4,049,145      $   27,982,253
                                            ---------------     ---------------
LIABILITIES:
Payables:
  Investment securities purchased                       --                  --
  Fund shares redeemed                               2,818             298,792
  Deposits for securities loaned (Note
    1)                                                  --                  --
  Directors/Trustees fees (Note 2)                     125                 583
  Income dividend                                    4,155              20,443
  Distribution fees (Note 2)                         1,207              21,226
Accrued liabilities                                 10,573              34,032
                                            ---------------     ---------------
                                                    18,878             375,076
                                            ---------------     ---------------
NET ASSETS:                                 $    4,030,267      $   27,607,177
                                            ---------------     ---------------
                                            ---------------     ---------------
NET ASSETS CONSIST OF:
  Capital paid in                                4,018,302          27,610,119
  Undistributed (distributed in excess
    of) net investment income                         (981)                 --
  Undistributed net realized gain (loss)
    on investments                                   7,731              (2,942)
  Net unrealized appreciation on
    investments and short sales                      5,215                  --
                                            ---------------     ---------------
                                            $    4,030,267      $   27,607,177
                                            ---------------     ---------------
                                            ---------------     ---------------
PRIMARY CLASS
  Shares outstanding (Note 3)                      374,070          27,607,177
                                            ---------------     ---------------
                                            ---------------     ---------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                           $        10.77      $         1.00
                                            ---------------     ---------------
                                            ---------------     ---------------
INVESTMENTS, AT COST (Note 4)               $    3,982,780      $   27,648,142

See accompanying notes to financial statements.

-----------------------------------------------------------------------------
CRABBE HUSON FUNDS
STATEMENTS OF OPERATIONS

For the six months ended April 30, 1998
(Unaudited)

                                                THE CRABBE     CRABBE HUSON
                                               HUSON SPECIAL    SMALL CAP
                                                FUND, INC.         FUND
                                               -------------   ------------
INVESTMENT INCOME
  Interest                                     $  2,264,436    $   379,460
  Securities Lending                                165,709             --
  Dividends                                         746,964        201,825
                                               -------------   ------------
                                                  3,177,109        581,285
                                               -------------   ------------
EXPENSES
  Investment advisory fees (Note 2)               1,460,921        631,257
  Distribution fees - Primary (Note 2)              407,805         48,203
  Transfer agent - Primary                          293,674         23,507
                Institutional                            --          9,326
  Administration (Note 2)                            72,523         28,828
  Printing & Postage                                 23,592          2,941
  Custody                                            71,012         28,305
  Legal                                              12,129          4,235
  Interest                                          280,337            633
  Auditing                                           16,899          6,474
  Insurance                                           9,448          1,203
  Trustees fees (Note 2)                             14,030          4,685
  Registration fees - Primary                        21,497         10,643
                  Institutional                          --         10,676
  Amortization of organization expenses -
    Primary                                              --         10,274
  Short sale dividend                               148,748             --
  Miscellaneous                                     169,957         11,293
                                               -------------   ------------
                                                  3,002,572        832,483
  Fees waived by investment advisor (Note 2)       (406,443)       (63,869)
  Expenses reimbursed by investment advisor
    (Note 2)                                             --        (16,396)
  Fees paid indirectly (Note 2)                        (551)          (669)
                                               -------------   ------------
NET EXPENSES                                      2,595,578        751,549
                                               -------------   ------------
NET INVESTMENT INCOME (LOSS)                        581,531       (170,264)
                                               -------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investments               30,167,532      1,267,934
  Net realized loss on short sales              (26,351,855)            --
  Net change in unrealized appreciation
    (depreciation) of investments and short
    sales                                       (30,295,539)     1,860,843
                                               -------------   ------------
NET GAIN (LOSS) ON INVESTMENTS                  (26,479,862)     3,128,777
                                               -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $(25,898,331)   $ 2,958,513
                                               -------------   ------------
                                               -------------   ------------

See accompanying notes to financial statements.

---------------------------------------------------------------------

                                                                           CRABBE HUSON
                                            CRABBE HUSON        CRABBE     REAL ESTATE
                                          ASSET ALLOCATION   HUSON EQUITY   INVESTMENT
                                                FUND             FUND          FUND
                                          ----------------   ------------  ------------
INVESTMENT INCOME
  Interest                                  $ 1,724,574      $  598,201     $   43,901
  Securities Lending                             54,734         132,094         17,414
  Dividends                                     599,810       3,225,075        679,539
                                          ----------------   ------------  ------------
                                              2,379,118       3,955,370        740,854
                                          ----------------   ------------  ------------
EXPENSES
  Investment advisory fees (Note 2)             615,727       1,813,351        152,839
  Distribution fees - Primary (Note 2)          117,813         476,425         38,210
  Transfer agent - Primary                       33,550         130,369         16,842
                Institutional                     9,125           8,566             --
  Administration (Note 2)                        28,185          86,299          6,680
  Printing & Postage                             14,921          53,578          1,835
  Custody                                        46,469          85,060         12,585
  Legal                                           4,097          12,607          1,225
  Interest                                           --           1,729            360
  Auditing                                        5,995          17,599          2,775
  Insurance                                       3,341          10,741            888
  Trustees fees (Note 2)                          4,570          15,503          1,313
  Registration fees - Primary                    10,523          26,657          9,683
                  Institutional                   8,070           8,393             --
  Amortization of organization expenses
    -
    Primary                                         360             360         14,875
  Short sale dividend                                --              --             --
  Miscellaneous                                  11,043          39,602          3,558
                                          ----------------   ------------  ------------
                                                913,789       2,786,839        263,668
  Fees waived by investment advisor
    (Note 2)                                    (83,747)        (43,914  )     (34,409)
  Expenses reimbursed by investment
    advisor (Note 2)                            (16,463)        (16,019  )          --
  Fees paid indirectly (Note 2)                      --          (1,655  )          --
                                          ----------------   ------------  ------------
NET EXPENSES                                    813,579       2,725,251        229,259
                                          ----------------   ------------  ------------
NET INVESTMENT INCOME (LOSS)                  1,565,539       1,230,119        511,595
                                          ----------------   ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investments           11,918,968      62,821,270      3,130,685
  Net realized loss on short sales                   --              --             --
  Net change in unrealized appreciation
    (depreciation) of investments and
    short sales                              (1,668,457)     (9,698,528  )  (2,794,874)
                                          ----------------   ------------  ------------
NET GAIN (LOSS) ON INVESTMENTS               10,250,511      53,122,742        335,811
                                          ----------------   ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $11,816,050      $54,352,861    $  847,406
                                          ----------------   ------------  ------------
                                          ----------------   ------------  ------------

See accompanying notes to financial statements.

---------------------------------------------------------------------
CRABBE HUSON FUNDS

STATEMENTS OF OPERATIONS (CONTINUED)

For the six months ended April 30, 1998
(Unaudited)

                                           CRABBE HUSON        CRABBE
                                          OREGON TAX-FREE   HUSON INCOME
                                               FUND             FUND
                                          ---------------   ------------
INVESTMENT INCOME
  Interest                                  $  677,287        $121,812
  Securities Lending                                --             767
                                          ---------------   ------------
                                               677,287         122,579
                                          ---------------   ------------
EXPENSES
  Investment advisory fees (Note 2)             65,489          14,196
  Distribution fees - (Note 2)                  32,744           4,732
  Transfer agent                                14,623          10,766
  Administration (Note 2)                        4,985             649
  Printing & Postage                             3,350             779
  Custody                                       13,920           6,316
  Legal                                            832             100
  Interest                                         313              49
  Auditing                                       2,206           1,428
  Insurance                                        701              99
  Trustees fees (Note 2)                           975             124
  Registration fees                                 21           6,669
  Miscellaneous                                  2,567             440
                                          ---------------   ------------
                                               142,726          46,347
  Fees waived by investment advisor
    (Note 2)                                   (14,332)        (14,196)
  Expenses reimbursed by investment
    advisor (Note 2)                                --         (17,008)
  Fees paid indirectly (Note 2)                    (36)             --
                                          ---------------   ------------
NET EXPENSES                                   128,358          15,143
                                          ---------------   ------------
NET INVESTMENT INCOME (LOSS)                   548,929         107,436
                                          ---------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investments             252,664          42,546
  Net change in unrealized depreciation
    of investments                            (372,109)         (5,504)
                                          ---------------   ------------
NET GAIN (LOSS) ON INVESTMENTS                (119,445)         37,042
                                          ---------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $  429,484        $144,478
                                          ---------------   ------------
                                          ---------------   ------------

See accompanying notes to financial statements.

---------------------------------------------------------------------

                                                             CRABBE HUSON
                                           CRABBE HUSON     U.S. GOVERNMENT
                                          U.S. GOVERNMENT    MONEY MARKET
                                            INCOME FUND          FUND
                                          ---------------   ---------------
INVESTMENT INCOME
  Interest                                   $121,754         $  805,511
  Securities Lending                               --                 --
                                          ---------------   ---------------
                                              121,754            805,511
                                          ---------------   ---------------
EXPENSES
  Investment advisory fees (Note 2)            10,548             73,097
  Distribution fees - (Note 2)                  5,274             36,548
  Transfer agent                               10,906             24,614
  Administration (Note 2)                         810              5,753
  Printing & Postage                              895              5,219
  Custody                                       5,812             13,245
  Legal                                           124                911
  Interest                                         60                  1
  Auditing                                      1,613              2,315
  Insurance                                       198              1,784
  Trustees fees (Note 2)                          153              1,013
  Registration fees                             6,292              8,770
  Miscellaneous                                   535              5,124
                                          ---------------   ---------------
                                               43,220            178,394
  Fees waived by investment advisor
    (Note 2)                                  (10,548)           (73,097)
  Expenses reimbursed by investment
    advisor (Note 2)                          (16,842)            (2,961)
  Fees paid indirectly (Note 2)                    (9)                --
                                          ---------------   ---------------
NET EXPENSES                                   15,821            102,336
                                          ---------------   ---------------
NET INVESTMENT INCOME (LOSS)                  105,933            703,175
                                          ---------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investments             38,066                 --
  Net change in unrealized depreciation
    of investments                            (28,694)                --
                                          ---------------   ---------------
NET GAIN (LOSS) ON INVESTMENTS                  9,372                 --
                                          ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $115,305         $  703,175
                                          ---------------   ---------------
                                          ---------------   ---------------

See accompanying notes to financial statements.

-----------------------------------------------------------------------------
CRABBE HUSON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

                                                   THE CRABBE HUSON
                                                  SPECIAL FUND, INC.
                                           --------------------------------
                                             SIX MONTHS        YEAR ENDED
                                               ENDED          OCTOBER 31,
                                           APRIL 30, 1998         1997
                                           --------------    --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                    $     581,531     $   3,511,023
  Net realized gain on investments             3,815,677        35,382,232
  Net change in unrealized appreciation
    or depreciation of investments and
    short sales                              (30,295,539)       57,974,639
                                           --------------    --------------
  Increase (Decrease) in net assets
    resulting from operations                (25,898,331)       96,867,894
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income-Primary
    shares                                    (2,739,741)       (4,324,808)
  From net investment
    income-Institutional shares                       --                --
  In excess of net investment
    income-Primary shares                       (829,266)               --
  In excess of net investment
    income-Institutional shares                       --                --
  From net realized gain on
    investments-Primary shares               (38,363,921)       (9,866,077)
  From net realized gain on
    investments-Institutional shares                  --                --
CAPITAL SHARE TRANSACTIONS, NET (Note 3)     (59,318,223)     (167,381,164)
                                           --------------    --------------
  Total increase (decrease) in net
    assets                                  (127,149,482)      (84,704,155)
FUND NET ASSETS, BEGINNING OF PERIOD         396,335,250       481,039,405
                                           --------------    --------------
FUND NET ASSETS, END OF PERIOD**           $ 269,185,768     $ 396,335,250
                                           --------------    --------------
                                           --------------    --------------
**Including undistributed (distribution
  in excess of) net investment income
  of:                                      $    (829,266)    $   2,158,210
                                           --------------    --------------
                                           --------------    --------------

                                                     CRABBE HUSON
                                                     EQUITY FUND
                                           --------------------------------
                                             SIX MONTHS        YEAR ENDED
                                               ENDED          OCTOBER 31,
                                           APRIL 30, 1998         1997
                                           --------------    --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                    $   1,230,119     $   1,260,833
  Net realized gain on investments            62,821,270        80,765,002
  Net change in unrealized appreciation
    or depreciation of investments            (9,698,528)       22,494,641
                                           --------------    --------------
  Increase (Decrease) in net assets
    resulting from operations                 54,352,861       104,520,476
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income-Primary
    shares                                      (804,291)       (1,478,593)
  From net investment
    income-Institutional shares                 (150,979)          (19,410)
  From net realized gain on
    investments-Primary shares               (77,290,554)      (33,083,445)
  From net realized gain on
    investments-Institutional shares          (4,893,327)         (348,809)
CAPITAL SHARE TRANSACTIONS, NET (Note 3)      59,385,678      (106,452,034)
                                           --------------    --------------
  Total increase (decrease) in net
    assets                                    30,599,388       (36,861,815)
FUND NET ASSETS, BEGINNING OF PERIOD         404,131,126       440,992,941
                                           --------------    --------------
FUND NET ASSETS, END OF PERIOD**           $ 434,730,514     $ 404,131,126
                                           --------------    --------------
                                           --------------    --------------
**Including undistributed (distribution
  in excess of) net investment income
  of:                                      $   1,170,151     $     895,302
                                           --------------    --------------
                                           --------------    --------------

See accompanying notes to financial statements.

---------------------------------------------------------------------

                                                     CRABBE HUSON                        CRABBE HUSON
                                                    SMALL CAP FUND                  ASSET ALLOCATION FUND
                                           --------------------------------    --------------------------------
                                             SIX MONTHS        YEAR ENDED        SIX MONTHS        YEAR ENDED
                                               ENDED          OCTOBER 31,          ENDED          OCTOBER 31,
                                           APRIL 30, 1998         1997         APRIL 30, 1998         1997
                                           --------------    --------------    --------------    --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                    $    (170,264)    $     218,832     $   1,565,539     $   2,795,398
  Net realized gain on investments             1,267,934        10,883,028        11,918,968        14,919,865
  Net change in unrealized appreciation
    or depreciation of investments and
    short sales                                1,860,843         9,736,622        (1,668,457)        4,353,683
                                           --------------    --------------    --------------    --------------
  Increase (Decrease) in net assets
    resulting from operations                  2,958,513        20,838,482        11,816,050        22,068,946
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income-Primary
    shares                                            --           (37,544)         (952,092)       (2,327,127)
  From net investment
    income-Institutional shares                  (68,736)          (21,320)         (400,251)         (458,657)
  In excess of net investment
    income-Primary shares                             --                --                --                --
  In excess of net investment
    income-Institutional shares                 (287,164)               --                --                --
  From net realized gain on
    investments-Primary shares                (3,251,640)         (281,168)      (11,232,637)       (6,443,097)
  From net realized gain on
    investments-Institutional shares          (7,631,388)          (99,170)       (3,834,627)         (189,266)
CAPITAL SHARE TRANSACTIONS, NET (Note 3)      43,847,513        73,149,261        14,640,691       (15,636,696)
                                           --------------    --------------    --------------    --------------
  Total increase (decrease) in net
    assets                                    35,567,098        93,548,541        10,037,134        (2,985,897)
FUND NET ASSETS, BEGINNING OF PERIOD         114,218,276        20,669,735       124,557,776       127,543,673
                                           --------------    --------------    --------------    --------------
FUND NET ASSETS, END OF PERIOD**           $ 149,785,374     $ 114,218,276     $ 134,594,910     $ 124,557,776
                                           --------------    --------------    --------------    --------------
                                           --------------    --------------    --------------    --------------
**Including undistributed (distribution
  in excess of) net investment income
  of:                                      $    (287,164)    $     239,000     $     192,439     $     (20,757)
                                           --------------    --------------    --------------    --------------
                                           --------------    --------------    --------------    --------------

                                                     CRABBE HUSON
                                             REAL ESTATE INVESTMENT FUND
                                           --------------------------------
                                             SIX MONTHS        YEAR ENDED
                                               ENDED          OCTOBER 31,
                                           APRIL 30, 1998         1997
                                           --------------    --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                    $     511,595     $     912,374
  Net realized gain on investments             3,130,685         3,694,705
  Net change in unrealized appreciation
    or depreciation of investments            (2,794,874)        2,968,799
                                           --------------    --------------
  Increase (Decrease) in net assets
    resulting from operations                    847,406         7,575,878
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income-Primary
    shares                                      (511,590)         (908,865)
  From net investment
    income-Institutional shares                       --                --
  From net realized gain on
    investments-Primary shares                (3,695,066)       (1,144,248)
  From net realized gain on
    investments-Institutional shares                  --                --
CAPITAL SHARE TRANSACTIONS, NET (Note 3)      (3,310,039)        8,086,847
                                           --------------    --------------
  Total increase (decrease) in net
    assets                                    (6,669,289)       13,609,612
FUND NET ASSETS, BEGINNING OF PERIOD          34,258,552        20,648,940
                                           --------------    --------------
FUND NET ASSETS, END OF PERIOD**           $  27,589,263     $  34,258,552
                                           --------------    --------------
                                           --------------    --------------
**Including undistributed (distribution
  in excess of) net investment income
  of:                                      $      39,442     $      39,437
                                           --------------    --------------
                                           --------------    --------------

---------------------------------------------------------------------
CRABBE HUSON FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(Unaudited)

                                                     CRABBE HUSON
                                                 OREGON TAX-FREE FUND
                                           --------------------------------
                                             SIX MONTHS        YEAR ENDED
                                               ENDED          OCTOBER 31,
                                           APRIL 30, 1998         1997
                                           --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income                    $     548,929     $   1,110,234
  Net realized gain on investments               252,664            72,541
  Net change in unrealized appreciation
    or depreciation of investments              (372,109)          514,167
                                           --------------    --------------
  Increase in net assets resulting from
    operations                                   429,484         1,696,942
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                    (548,929)         (957,659)
  In excess of net investment income                  --                --
  From net realized gain on investments          (71,383)         (152,575)
CAPITAL SHARE TRANSACTIONS, NET (Note 3)          27,587          (234,482)
                                           --------------    --------------
  Total increase (decrease) in net
    assets                                      (163,241)          352,226
FUND NET ASSETS, BEGINNING OF PERIOD          26,487,247        26,135,021
                                           --------------    --------------
FUND NET ASSETS, END OF PERIOD**           $  26,324,006     $  26,487,247
                                           --------------    --------------
                                           --------------    --------------
**Including undistributed (distribution
  in excess of) net investment income
  of:                                      $     169,838     $     169,838
                                           --------------    --------------
                                           --------------    --------------

                                             CRABBE HUSON U.S. GOVERNMENT
                                                  MONEY MARKET FUND
                                           --------------------------------
                                             SIX MONTHS        YEAR ENDED
                                               ENDED          OCTOBER 31,
                                           APRIL 30, 1998         1997
                                           --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income                    $     703,175     $   1,615,767
                                           --------------    --------------
  Increase in net assets resulting from
    operations                                   703,175         1,615,767
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                    (703,175)       (1,615,767)
CAPITAL SHARE TRANSACTIONS, NET (Note 3)        (930,663)      (13,632,856)
                                           --------------    --------------
  Total increase (decrease) in net
    assets                                      (930,663)      (13,632,856)
FUND NET ASSETS, BEGINNING OF PERIOD          28,537,840        42,170,696
                                           --------------    --------------
FUND NET ASSETS, END OF PERIOD             $  27,607,177     $  28,537,840
                                           --------------    --------------
                                           --------------    --------------

See accompanying notes to financial statements.

---------------------------------------------------------------------

                                                     CRABBE HUSON                     CRABBE HUSON U.S.
                                                     INCOME FUND                    GOVERNMENT INCOME FUND
                                           --------------------------------    --------------------------------
                                             SIX MONTHS        YEAR ENDED        SIX MONTHS        YEAR ENDED
                                               ENDED          OCTOBER 31,          ENDED          OCTOBER 31,
                                           APRIL 30, 1998         1997         APRIL 30, 1998         1997
                                           --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income                    $     107,436     $     218,795     $     105,933     $     310,554
  Net realized gain on investments                42,546           108,239            38,066            27,462
  Net change in unrealized appreciation
    or depreciation of investments                (5,504)           21,295           (28,694)           26,940
                                           --------------    --------------    --------------    --------------
  Increase in net assets resulting from
    operations                                   144,478           348,329           115,305           364,956
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                    (198,028)         (222,046)         (126,349)         (310,554)
  In excess of net investment income                  --                --              (981)           (1,592)
  From net realized gain on investments               --                --                --                --
CAPITAL SHARE TRANSACTIONS, NET (Note 3)       1,656,180        (1,571,637)         (451,927)       (4,075,647)
                                           --------------    --------------    --------------    --------------
  Total increase (decrease) in net
    assets                                     1,602,630        (1,445,354)         (463,952)       (4,022,837)
FUND NET ASSETS, BEGINNING OF PERIOD           3,248,152         4,693,506         4,494,219         8,517,056
                                           --------------    --------------    --------------    --------------
FUND NET ASSETS, END OF PERIOD**           $   4,850,782     $   3,248,152     $   4,030,267     $   4,494,219
                                           --------------    --------------    --------------    --------------
                                           --------------    --------------    --------------    --------------
**Including undistributed (distribution
  in excess of) net investment income
  of:                                      $         319     $      90,911     $        (981)    $      20,416
                                           --------------    --------------    --------------    --------------
                                           --------------    --------------    --------------    --------------

See accompanying notes to financial statements.

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS

April 30, 1998
(Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION: The Crabbe Huson Special Fund, Inc. ("Special Fund"), Crabbe Huson Small Cap Fund ("Small Cap Fund"), Crabbe Huson Asset Allocation Fund ("Asset Allocation Fund"), Crabbe Huson Equity Fund ("Equity Fund"), Crabbe Huson Real Estate Investment Fund ("Real Estate Fund"), Crabbe Huson Oregon Tax-Free Fund ("Oregon Tax-Free Fund") Crabbe Huson Income Fund ("Income Fund"), Crabbe Huson U.S. Government Income Fund ("U.S. Government Income Fund") and Crabbe Huson U.S. Government Money Market Fund ("Money Market Fund") are registered under the Investment Company Act of 1940, as amended. All of the Funds (other than the Oregon Tax-Free Fund) are open-end diversified investment companies. The Oregon Tax-Free Fund is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified investment company. Each of the Funds (other than the Special Fund) is a separate series of the Crabbe Huson Funds, a Delaware business trust offering an unlimited number of shares of beneficial interest without par value. The Special Fund is an Oregon Corporation which currently is authorized to issue 100,000,000 shares of common stock with $.001 par value. All of the Funds offer shares of the Primary Class. The Small Cap, Asset Allocation, and Equity Funds also offer shares of the Institutional Class. The two classes of shares differ principally in the distribution fees and shareholder servicing fees.

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of financial statements.

SECURITY VALUATION--MONEY MARKET FUND: The securities owned by the Fund are valued based upon the amortized cost method. Pursuant to this method, a security is valued by reference to the acquisition cost as adjusted for amortization of premium or accretion of discount. Although the Fund seeks to maintain the net asset value per share at $1.00, there can be no assurance that the net asset value per share will not vary.

SECURITY VALUATION--ALL OTHER FUNDS: Securities listed or traded on a registered securities exchange, including over-the-counter securities, are valued at the last reported sales price on the date of computation. Where last sale information is not available, the best bid price is used. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees/Directors of the Funds.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Interest income, consisting of interest accrued plus the accretion of original issue discount and market discount minus the amortization of investment premium, is recorded daily on the accrual basis. Dividends are recorded on the ex-dividend date. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense. Net realized gains and losses on

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 30, 1998
(Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) investments are computed on the first-in, first-out, method. For Funds with more than one class, investment income and realized and unrealized gains and losses are allocated to each class based upon the relative daily net assets of each class of share. Expenses that are directly attributable to a specific fund or class are charged only to that fund or class. Expenses not directly attributable to a specific fund or class are allocated to each fund or class based either on its relative daily net assets or evenly over the Funds or classes.

DIVIDENDS AND DISTRIBUTIONS: The Oregon Tax-Free Fund declares dividends from its net investment income each business day. The net investment income for Saturdays, Sundays and holidays is declared as a dividend on the next business day. Declared dividends are accrued through the last business day of each month and are distributed on that date. Net capital gains realized by the Fund, if any, are declared and distributed on an annual basis, usually in December.

The Money Market Fund declares dividends from its net investment income each business day. The net investment income for Saturdays, Sundays and holidays is declared as a dividend on the prior business day. Declared dividends are accrued through the last business day of each month and are distributed on that date. Net capital gains realized by the Fund, if any, are declared and distributed on an annual basis, usually in December.

The Income Fund and U.S. Government Income Fund declare and distribute dividends from net investment income on the last business day of each month. Net capital gains realized by the Funds, if any, are declared and distributed on an annual basis, usually in December.

The Asset Allocation Fund and Real Estate Fund declare and distribute dividends from net investment income on the last business day of each fiscal quarter. Net capital gains realized by the Funds, if any, are declared and distributed on an annual basis, usually in December. The Asset Allocation Fund's dividends are determined on a class level and capital gains are determined on a fund level.

The Special Fund, Small Cap Fund and Equity Fund declare and distribute to shareholders in December substantially all of the net investment income and net realized capital gains, if any. The Small Cap and Equity Funds' dividends are determined on a class level and capital gains are determined on a fund level.

SHORT SALES: The Special Fund sold securities short during the period. Outstanding short sales at April 30, 1998 are listed in the schedule of investments. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 30, 1998
(Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security. The Fund is then obligated to return the security to the lender, and therefore it must subsequently purchase the same security.

Proceeds from the sale of a borrowed security remain on deposit with the broker loaning that security. Additional deposits may be required in the event that the value of the securities sold short exceeds a percentage of the amount on deposit with the broker. In addition, the borrowing fund is required to segregate cash, U.S. Government securities or other liquid securities in an amount equal to the market value of all borrowed securities less any amounts on deposit with brokers. As a result of these activities, the borrowing fund will not be deemed to create leverage merely by entering into a short selling transaction, except to the extent that income is earned on amounts on deposit with the broker. The amount on deposit with the broker plus the value of the segregated securities may not exceed 25% of Net Assets.

OPTIONS: The Special, Small Cap, Real Estate, Equity, Asset Allocation and Income Funds may write call options on securities they own or have the right to acquire, and may purchase put and call options on individual securities and indexes written by others. The purchase of any of these instruments can result in the entire loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security.

When an option is written (sold), an amount equal to the premium received is recorded as a liability. The amount of liability is adjusted daily to reflect the current market value of the option written. When an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the net premium received for the option. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call option was written. In the case of either expiration of a written option or a closing purchase transaction, the liability related to such option is extinguished.

Call or put options purchased are accounted for in the same manner as marketable portfolio securities. When a call or put option is exercised, the proceeds from the underlying securities bought or sold are decreased by the premium paid in determining the gain or loss.

Options on stock indices differ from options on securities in that the exercise of an option on a stock index is settled in cash and does not involve delivery of the actual underlying security.

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 30, 1998
(Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
REPURCHASE AGREEMENTS: Each of the Funds may engage in repurchase agreement transactions. Repurchase agreements are agreements under which a Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days. The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or maturity of the purchased security. All repurchase agreements are fully collateralized and marked to market daily, and may therefore be viewed by the SEC or the courts as loans collateralized by the underlying security. There are some risks associated with repurchase agreements. For instance, in the case of default by the seller, a Fund could incur a loss or, if bankruptcy by the seller, a Fund could incur costs and delays in realization of collateral.

LOANS OF PORTFOLIO SECURITIES: Each of the Funds may lend portfolio securities, up to 20% (10% for Oregon Tax-Free Fund) of the value of a Fund's total assets. The Funds receive total collateral in an amount at least equal to 100% of the market value of the securities loaned at the inception of the loan. The value of the portfolio securities loaned is marked to market on a daily basis and additional collateral is received from the borrower, as necessary, to ensure that its value is at least equal to 100% of the securities loaned at all times. Cash collateral received is invested in a short-term instrument, Navigator Securities Lending Trust-Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company. Interest income earned on the investment of the collateral plus reimbursement for management fees associated with such investment, in excess of rebates to the borrower, is recorded on an accrual basis. Income earned on non-cash collateral is based on a percentage of the market value of the securities loaned and is recorded on an accrual basis. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

ORGANIZATION COSTS: Expenses incurred in connection with the original organization of the Funds are amortized using the sum of the years digits method. As of April 30, 1998 the initial organization costs for all Funds except for Small Cap Fund and Real Estate Fund have been fully amortized. The Crabbe Huson Group, Inc., the Fund's investment advisor, has agreed that, in the event any of the initial shares are redeemed during the 60-month period for amortizing the Fund's organization costs, the Fund will be reimbursed by the investment advisor for the unamortized balances of such costs in the same proportion as the number of shares reduced bears to the number of initial shares outstanding at the time of redemption.

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 30, 1998
(Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
LINE OF CREDIT: The Funds participate in a $40 million line of credit provided by State Street Corporation, primarily for temporary or emergency purposes, $20 million of which is unsecured. Under the agreement, each of the Funds except Special Fund, may borrow up to the lesser of 15% of each Fund's total assets or the remaining unused balance of the $20 million unsecured line of credit. Special Fund may borrow the lesser of $40 million or 33 1/3% of its total assets on a secured basis. Interest is payable at the Overnight Federal Funds rate plus 0.75%, on an annualized basis. The Funds are charged quarterly, a negotiated aggregate commitment fee on the daily unutilized credit balance. At April 30, 1998, the Funds had $17,607,250 borrowings under this line of credit.

When the Special Fund borrows it must put in a segregated account (with the Fund's custodian) debt securities, domestic or foreign equities, or commercial paper in an amount equal to at least 200% of the amount borrowed. The Fund must daily maintain the segregated account to ensure that its value is at least equal to 200% of the funds borrowed at all times. No single issuer, other than U.S. Government and U.S. Government agencies, can comprise in excess of 10% of the segregated account.

FEDERAL INCOME TAXES: It is each Fund's policy to distribute substantially all of its taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision has been made for Federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) are recorded by the Funds. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments on the Statements of Changes in Net Assets.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made, between the capital paid in, undistributed net investment income and undistributed net realized gain
(loss) on investments accounts.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 30, 1998
(Unaudited)

NOTE 2. INVESTMENT ADVISOR, OTHER TRANSACTIONS WITH
AFFILIATES, AND SERVICE PROVIDERS

INVESTMENT ADVISOR: The Funds have entered into an investment advisory agreement with The Crabbe Huson Group, Inc. (the "Advisor"), an affiliated company. The investment advisory fee of each Fund is accrued daily and paid semi-monthly. The annual investment advisory fee for each Fund is described below:

                             ASSET ALLOCATION FUND
                                  SPECIAL FUND
                                 SMALL CAP FUND
                                  EQUITY FUND
                                REAL ESTATE FUND

              1.00% of average daily net assets up to $100,000,000
  .85 of 1% of average daily net assets between $100,000,000 and $500,000,000
            .60 of 1% of average daily net assets over $500,000,000

                                  INCOME FUND

            .75 of 1% of average daily net assets up to $100,000,000
  .60 of 1% of average daily net assets between $100,000,000 and $500,000,000
            .50 of 1% of average daily nets assets over $500,000,000

                          U.S. GOVERNMENT INCOME FUND
                               MONEY MARKET FUND
                              OREGON TAX-FREE FUND

            .50 of 1% of average daily net assets up to $100,000,000
  .45 of 1% of average daily net assets between $100,000,000 and $500,000,000
            .40 of 1% of average daily net assets over $500,000,000

The Advisor may at times voluntarily waive its advisory fees or reimburse a Fund's expenses net of any expense reduction realized through a directed brokerage agreement, but it is under no legal or contractual obligation to do so. The Advisor expects to waive its Management Fee and/or reimburse the Fund's expenses during the current fiscal year ending October 31, 1998 to the extent Total Fund Operating Expenses exceed 1.50% for the Special Fund, the Small Cap Fund -- Primary Class, the Real Estate Fund, the Equity Fund -- Primary Class and the Asset Allocation Fund -- Primary Class, 1.00% for the Small Cap Fund -- Institutional Class, the Equity Fund -- Institutional Class and the Asset Allocation Fund -- Institutional Class, .98% for the Oregon Tax-Free Fund, .80% for the Income Fund, .75% for the U.S. Government Income Fund and .70% for the U.S. Government Money Market Fund.

DISTRIBUTOR: The Funds have entered into a distribution agreement with Crabbe Huson Securities, Inc. (the "Distributor"), an affiliated company. The Primary Class shares of each Fund have each adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Under the Plan, each of the participating Funds'

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 30, 1998
(Unaudited)

NOTE 2. INVESTMENT ADVISOR, OTHER TRANSACTIONS WITH
AFFILIATES, AND SERVICE PROVIDERS (CONTINUED)
Primary Class shares may pay up to 0.25% of such class's average daily net assets to the Distributor as reimbursement for its actual expenses incurred in the distribution and promotion of such class's shares. There is no distribution fee for the Institutional Class shares.

ADMINISTRATOR: State Street Bank and Trust Company (the "Administrator") serves as Administrator of the Funds. The Administrator provides services for the Funds that relate to administration, operations and compliance. The Funds pay the Administrator a fee at the rate of 0.06% of the average net assets of the Funds managed by the Advisor up to $500 million, 0.03% of the next $500 million, and 0.01% of those assets in excess of $1 billion, plus $7,500 for each class of share excluding the initial class of share, and certain out of pocket costs. Each Fund pays its pro rata share of such fee.

DIRECTORS/TRUSTEES FEES: Each of the disinterested trustees/directors are paid an annual retainer of $17,000 and are reimbursed for expenses incurred in attending meetings. Each Fund pays its pro rata share of such fees and expenses based upon its relative asset amounts. For the period ended April 30, 1998, the Funds incurred aggregate fees of $42,366.

FEES PAID INDIRECTLY: The Funds have entered into a custodian, recordkeeping, and pricing agreement with Investors Fiduciary Trust Company ("IFTC"). IFTC's fees for these services are subject to reduction by credits earned by each Fund, based on the cash balances of the Funds held by IFTC as Custodian. For the six month period ended April 30, 1998, credits earned were $36, $551, $1,655, $9, and $669 for Oregon Tax-Free Fund, Special Fund, Equity Fund, U.S. Government Income Fund, and Small Cap Fund, respectively. The Funds could have invested the assets used in connection with this agreement in an income producing asset if it had not entered into such an agreement.

The Special Fund, Asset Allocation Fund, Equity Fund, and Real Estate Fund, have entered into a directed brokerage agreement with State Street Brokerage Services, Inc.("SSBSI"). Under this arrangement, SSBSI will pay the Funds a percentage of commissions generated as credits used to offset all or a portion of certain outside service providers fees incurred by the Funds. For the six month period ended April 30, 1998, no credits were earned under this agreement.

YEAR 2000: Substantially all of the portfolio and shareholder accounting and record keeping for the Funds is managed by State Street Bank and Trust Company ("State Street") and various affiliates of State Street. State Street has advised the Funds that its computer systems are being modified in order to avoid any errors or delays attributable to the change to the year 2000, that these modifications are nearly complete, and that it does not anticipate any difficulties in accurate and timely reporting resulting from the change in year.

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 30, 1998
(Unaudited)

NOTE 3. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Funds were as follows:

                                  THE CRABBE HUSON                                     CRABBE HUSON SMALL CAP FUND
                                 SPECIAL FUND, INC.                                           PRIMARY CLASS
             -----------------------------------------------------------  ------------------------------------------------------
                      SHARES                         AMOUNT                        SHARES                      AMOUNT
             -----------------------------------------------------------  ------------------------------------------------------
             SIX MONTHS       YEAR                            YEAR        SIX MONTHS      YEAR       SIX MONTHS        YEAR
                ENDED        ENDED        SIX MONTHS          ENDED          ENDED        ENDED        ENDED          ENDED
              APRIL 30,   OCTOBER 31,        ENDED         OCTOBER 31,     APRIL 30,   OCTOBER 31,   APRIL 30,     OCTOBER 31,
                1998          1997      APRIL 30, 1998        1997           1998         1997          1998           1997
             -----------------------------------------------------------  ------------------------------------------------------
Shares sold   2,546,329     6,932,446   $    36,851,141  $   107,701,421     932,133    2,953,831   $ 12,848,896  $   41,485,452
Shares
 issued in
reinvestment
 of
 dividends    3,099,046       963,254        40,752,447       13,533,694     243,064       27,329      3,079,615         315,372
             -----------------------------------------------------------  ------------------------------------------------------
              5,645,375     7,895,700        77,603,588      121,235,115   1,175,197    2,981,160     15,928,511      41,800,824
Shares
 redeemed    (9,731,123)  (19,397,928)     (136,921,811)    (288,616,279) (1,249,518)  (1,969,881)   (17,328,632)    (27,110,004)
             -----------------------------------------------------------  ------------------------------------------------------
Net increase
 (decrease)  (4,085,748)  (11,502,228)  $   (59,318,223) $  (167,381,164)    (74,321)   1,011,279   $ (1,400,121) $   14,690,820
             -----------------------------------------------------------  ------------------------------------------------------
             -----------------------------------------------------------  ------------------------------------------------------

                         CRABBE HUSON SMALL CAP FUND
                             INSTITUTIONAL CLASS
             ---------------------------------------------------          CRABBE HUSON ASSET ALLOCATION FUND
                                                                                     PRIMARY CLASS
                     SHARES                     AMOUNT            ---------------------------------------------------
                                                                          SHARES                     AMOUNT
             ---------------------------------------------------  ---------------------------------------------------
             SIX MONTHS      YEAR      SIX MONTHS       YEAR      SIX MONTHS     YEAR       SIX MONTHS       YEAR
                ENDED       ENDED        ENDED         ENDED        ENDED        ENDED        ENDED         ENDED
              APRIL 30,    OCTOBER     APRIL 30,    OCTOBER 31,   APRIL 30,   OCTOBER 31,   APRIL 30,    OCTOBER 31,
                1998       31, 1997       1998          1997         1998        1997          1998          1997
             ---------------------------------------------------  ---------------------------------------------------
Shares sold   4,242,770   4,486,781   $58,219,388   $58,662,035     567,559      937,862   $  7,855,008  $ 12,837,676
Shares
 issued in
reinvestment
 of
 dividends      630,407      10,450     7,987,258       120,489     865,174      586,343     11,361,487     7,726,444
             ---------------------------------------------------  ---------------------------------------------------
              4,873,177   4,497,231    66,206,646    58,782,524   1,432,733    1,524,205     19,216,495    20,564,120
Shares
 redeemed    (1,573,691)    (22,110)  (20,959,012)     (324,083)   (965,400)  (4,438,152)   (13,572,162)  (60,508,773)
             ---------------------------------------------------  ---------------------------------------------------
Net increase
 (decrease)   3,299,486   4,475,121   $45,247,634   $58,458,441     467,333   (2,913,947)  $  5,644,333  $(39,944,653)
             ---------------------------------------------------  ---------------------------------------------------
             ---------------------------------------------------  ---------------------------------------------------

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 30, 1998
(Unaudited)

Transactions in capital shares of the Funds were as follows:

                              CRABBE HUSON EQUITY FUND
                                   PRIMARY CLASS
             ----------------------------------------------------------         CRABBE HUSON ASSET ALLOCATION FUND
                                                                                        INSTITUTIONAL CLASS
                      SHARES                        AMOUNT               -------------------------------------------------
                                                                                SHARES                   AMOUNT
                                                                         -------------------------------------------------
             ----------------------------------------------------------    SIX
             SIX MONTHS       YEAR                           YEAR         MONTHS      YEAR      SIX MONTHS       YEAR
                ENDED        ENDED        SIX MONTHS         ENDED        ENDED      ENDED        ENDED          ENDED
              APRIL 30,   OCTOBER 31,       ENDED         OCTOBER 31,     APRIL     OCTOBER     APRIL 30,     OCTOBER 31,
                1998          1997      APRIL 30, 1998       1997        30, 1998   31, 1997       1998          1997
             ----------------------------------------------------------  -------------------------------------------------
Shares sold   2,329,890     3,378,328   $   48,127,724  $    69,639,410  368,597   2,050,335   $ 5,282,551   $ 28,620,172
Shares
 issued in
reinvestment
 of
 dividends    4,095,442     1,692,739       74,537,052       31,671,157  322,184      47,267     4,234,871        653,385
             ----------------------------------------------------------  -------------------------------------------------
              6,425,332     5,071,067      122,664,776      101,310,567  690,781   2,097,602     9,517,422     29,273,557
Shares
 redeemed    (3,648,085)  (11,156,760)     (73,933,497)    (223,126,227) (38,056)   (371,870)     (521,064)    (4,965,600)
             ----------------------------------------------------------  -------------------------------------------------
Net increase
 (decrease)   2,777,247    (6,085,693)  $   48,731,279  $  (121,815,660) 652,725   1,725,732   $ 8,996,358   $ 24,307,957
             ----------------------------------------------------------  -------------------------------------------------
             ----------------------------------------------------------  -------------------------------------------------

                          CRABBE HUSON EQUITY FUND
                            INSTITUTIONAL CLASS
             --------------------------------------------------          CRABBE HUSON OREGON TAX-FREE FUND
                                                                                   PRIMARY CLASS
                    SHARES                    AMOUNT             --------------------------------------------------
                                                                        SHARES                    AMOUNT
             --------------------------------------------------  --------------------------------------------------
               SIX                                                  SIX
              MONTHS      YEAR      SIX MONTHS        YEAR        MONTHS      YEAR      SIX MONTHS        YEAR
              ENDED      ENDED         ENDED          ENDED        ENDED      ENDED        ENDED          ENDED
              APRIL     OCTOBER      APRIL 30,     OCTOBER 31,   APRIL 30,   OCTOBER     APRIL 30,     OCTOBER 31,
             30, 1998   31, 1997       1998           1997         1998     31, 1997       1998           1997
             --------------------------------------------------  --------------------------------------------------
Shares sold  355,179   1,162,016   $  6,800,871   $ 22,817,326    114,665    222,132   $  1,466,111   $  2,788,786
Shares
 issued in
reinvestment
 of
 dividends   277,311      19,670      5,044,293        368,216     37,231     66,932        477,166        844,070
             --------------------------------------------------  --------------------------------------------------
             632,490   1,181,686     11,845,164     23,185,542    151,896    289,064      1,943,277      3,632,856
Shares
 redeemed    (61,093)   (378,595)    (1,190,765)    (7,821,916)  (149,219)  (306,846)    (1,915,690)    (3,867,338)
             --------------------------------------------------  --------------------------------------------------
Net increase
 (decrease)  571,397     803,091   $ 10,654,399   $ 15,363,626      2,677    (17,782)  $     27,587   $   (234,482)
             --------------------------------------------------  --------------------------------------------------
             --------------------------------------------------  --------------------------------------------------

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 30, 1998
(Unaudited)

Transactions in capital shares of the Funds were as follows:

                         CRABBE HUSON INCOME FUND
                              PRIMARY CLASS
             ------------------------------------------------             CRABBE HUSON U.S. GOVERNMENT
                                                                                   INCOME FUND
                   SHARES                   AMOUNT                                PRIMARY CLASS
                                                               ---------------------------------------------------
                                                                      SHARES                     AMOUNT
             ------------------------------------------------  ---------------------------------------------------
               SIX                                                SIX
              MONTHS     YEAR      SIX MONTHS       YEAR        MONTHS       YEAR      SIX MONTHS        YEAR
              ENDED      ENDED       ENDED          ENDED        ENDED      ENDED         ENDED          ENDED
              APRIL     OCTOBER    APRIL 30,     OCTOBER 31,   APRIL 30,   OCTOBER      APRIL 30,     OCTOBER 31,
             30, 1998  31, 1997       1998          1997         1998      31, 1997       1998           1997
             ------------------------------------------------  ---------------------------------------------------
Shares sold  203,460    107,712   $ 2,131,424   $  1,092,232    144,655     69,750    $  1,571,816   $    743,485
Shares
 issued in
reinvestment
 of
 dividends    18,524     19,273       193,595        196,574      8,387     20,527          90,469        218,495
             ------------------------------------------------  ---------------------------------------------------
             221,984    126,985     2,325,019      1,288,806    153,042     90,277       1,662,285        961,980
Shares
 redeemed    (63,593)  (280,175)     (668,839)    (2,860,443)  (194,823)  (473,104)     (2,114,212)    (5,037,627)
             ------------------------------------------------  ---------------------------------------------------
Net increase
 (decrease)  158,391   (153,190)  $ 1,656,180   $ (1,571,637)   (41,781)  (382,827)   $   (451,927)  $ (4,075,647)
             ------------------------------------------------  ---------------------------------------------------
             ------------------------------------------------  ---------------------------------------------------

                             CRABBE HUSON U.S. GOVERNMENT
                                  MONEY MARKET FUND
                                    PRIMARY CLASS
             ------------------------------------------------------------                  CRABBE HUSON REAL ESTATE
                                                                                               INVESTMENT FUND
                       SHARES                         AMOUNT                                    PRIMARY CLASS
                                                                           --------------------------------------------------------
                                                                                    SHARES                       AMOUNT
             ------------------------------------------------------------  --------------------------------------------------------
              SIX MONTHS       YEAR                            YEAR        SIX MONTHS      YEAR                           YEAR
                ENDED          ENDED        SIX MONTHS         ENDED          ENDED        ENDED       SIX MONTHS        ENDED
              APRIL 30,     OCTOBER 31,       ENDED         OCTOBER 31,     APRIL 30,   OCTOBER 31,      ENDED        OCTOBER 31,
                 1998          1997       APRIL 30, 1998       1997           1998         1997      APRIL 30, 1998       1997
             ------------------------------------------------------------  --------------------------------------------------------
Shares sold   40,369,240      90,566,952  $   40,369,240  $    90,566,952     607,833    2,581,854   $    7,873,399  $   33,065,740
Shares
 issued in
reinvestment
 of
 dividends       557,170       1,163,552         557,170        1,163,552     319,332      149,238        3,985,819       1,860,225
             ------------------------------------------------------------  --------------------------------------------------------
              40,926,410      91,730,504      40,926,410       91,730,504     927,165    2,731,092       11,859,218      34,925,965
Shares
 redeemed    (41,857,073)   (105,363,360)    (41,857,073)    (105,363,360) (1,160,792)  (2,083,483)     (15,169,257)    (26,839,118)
             ------------------------------------------------------------  --------------------------------------------------------
Net increase
 (decrease)     (930,663)    (13,632,856) $     (930,663) $   (13,632,856)   (233,627)     647,609   $   (3,310,039) $    8,086,847
             ------------------------------------------------------------  --------------------------------------------------------
             ------------------------------------------------------------  --------------------------------------------------------

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 30, 1998
(Unaudited)

NOTE 4. INVESTMENT TRANSACTIONS

For the six months ended April 30, 1998, Crabbe Huson U.S. Government Money Market Fund had aggregate security purchases and sales (including maturities) of $311,497,420 and $313,155,186, respectively. Aggregate purchases, sales and maturities for the period ended April 30, 1998 (excluding short-term securities) for the remaining Funds, are as follows:

                                       THE CRABBE                          CRABBE HUSON
                                      HUSON SPECIAL     CRABBE HUSON     ASSET ALLOCATION    CRABBE HUSON
                                       FUND, INC.      SMALL CAP FUND          FUND           EQUITY FUND
                                     ----------------------------------------------------------------------
Purchases:                            $ 44,174,028       $67,380,138       $ 71,684,855      $296,862,124
                                     ----------------------------------------------------------------------
                                     ----------------------------------------------------------------------
Sales and Maturities:                   93,248,689        11,014,771         71,665,218       320,283,130
                                     ----------------------------------------------------------------------
                                     ----------------------------------------------------------------------

                                      CRABBE HUSON      CRABBE HUSON                         CRABBE HUSON
                                       REAL ESTATE     OREGON TAX-FREE     CRABBE HUSON     U.S. GOVERNMENT
                                     INVESTMENT FUND        FUND           INCOME FUND        INCOME FUND
                                     ----------------------------------------------------------------------
Purchases:                             $15,757,064       $5,530,613         $2,118,348        $2,464,354
                                     ----------------------------------------------------------------------
                                     ----------------------------------------------------------------------
Sales and Maturities:                   20,218,164        5,382,704          1,174,067         2,955,189
                                     ----------------------------------------------------------------------
                                     ----------------------------------------------------------------------

NOTE 5. SUBSEQUENT EVENTS:

On June 10, 1998, The Crabbe Huson Group, Inc. (the "Adviser") entered into an Asset Acquisition Agreement with Liberty Financial Companies ("Liberty"). Under the Acquisition Agreement, Liberty would acquire substantially all of the assets of the adviser, including its mutual fund advisory business. Closing of the Acquisition is conditioned upon approval of the Reorganization by the trustees/directors of the Crabbe Huson Funds and by the trustees of the successor Colonial Funds. If the reorganization is approved, management expects that a proxy statement will be prepared and distributed to the shareholders. The close of the Acquisition and Reorganization is anticipated to occur in the fourth quarter of 1998.

THE CRABBE HUSON SPECIAL FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Semi-Annual Report. For the year or period ending on or after 10/31/96, calculations are based on a share outstanding during the period. For years or periods ending prior to 11/1/95, calculations are based on average number of shares outstanding for each period.

                                         (UNAUDITED)
                                         PERIOD ENDED                                     YEAR ENDED
                                         ------------        --------------------------------------------------------------------
                                           4/30/98            10/31/97     10/31/96        10/31/95     10/31/94       10/31/93
                                         ----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....      $16.80            $13.71       $13.80          $14.08       $11.82          $8.36
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................        0.02              0.15         0.14            0.27         0.05          (0.08)
Net Realized & Unrealized Gain (Loss) on
  Investments...........................       (1.17)             3.41         0.55           (0.29)        2.30           3.54
                                         ----------------------------------------------------------------------------------------
    Total from Investment Operations....       (1.15)             3.56         0.69           (0.02)        2.35           3.46
LESS DISTRIBUTIONS
Distributions from Net Investment
  Income................................        0.12              0.14         0.21            0.02         0.00           0.00
Distributions in excess of Net
  Investment Income.....................        0.04              0.00         0.00            0.00         0.09           0.00
Distributions from Capital
  Gains.................................        1.69              0.33         0.57            0.24         0.00           0.00
                                         ----------------------------------------------------------------------------------------
    Total Distributions.................        1.85              0.47         0.78            0.26         0.09           0.00
                                         ----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........      $13.80            $16.80       $13.71          $13.80       $14.08         $11.82
                                         ----------------------------------------------------------------------------------------
                                         ----------------------------------------------------------------------------------------
TOTAL RETURN............................       (6.30)%           26.62%        5.03%           1.78%       22.40%         41.39%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's).......    $269,186          $396,335     $481,039        $878,560     $319,811       $238,167
Ratio of Expenses to Average Net
  Assets................................        1.50%(a)(c)       1.50%        1.37%(a)        1.40%        1.44%          1.57%
Ratio of Net Investment Income to
  Average Net Assets....................        0.45%(c)          0.86%        0.72%           1.95%        0.39%         (0.73)%
Portfolio Turnover Rate.................       13.54%            32.76%       32.88%         122.97%      146.44%         73.29%
Average Commission Rate (b).............     $0.0294           $0.0428      $0.0358              --           --             --


                                             10/31/92       10/31/91     10/31/90     10/31/89     10/31/88
                                         ------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....       $12.05          $8.78       $11.49        $9.69        $8.13
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................        (0.02)          0.04         0.15         0.21        (0.05)
Net Realized & Unrealized Gain (Loss) on
  Investments...........................        (1.62)          4.01        (1.43)        1.59         1.61
                                         ----------------------------------------------------------------------------------------

    Total from Investment Operations....        (1.64)          4.05        (1.28)        1.80         1.56
LESS DISTRIBUTIONS
Distributions from Net Investment
  Income................................         0.03           0.14         0.22         0.00         0.00
Distributions in excess of Net
  Investment Income.....................         2.02           0.64         1.21         0.00         0.00
Distributions from Capital
  Gains.................................         0.00           0.00         0.00         0.00         0.00
                                         ----------------------------------------------------------------------------------------

    Total Distributions.................         2.05           0.78         1.43         0.00         0.00
                                         ----------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........        $8.36         $12.05        $8.78       $11.49        $9.69
                                         ----------------------------------------------------------------------------------------

                                         ----------------------------------------------------------------------------------------

TOTAL RETURN............................         8.11%         49.58%      (10.90)%      18.68%       19.63%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's).......       $5,857         $3,542       $2,926       $3,356       $4,393
Ratio of Expenses to Average Net
  Assets................................         1.74%          1.92%        2.00%        2.00%        3.94%
Ratio of Net Investment Income to
  Average Net Assets....................        (0.25)%         0.32%        1.55%        1.96%        3.34%
Portfolio Turnover Rate.................       102.27%        256.68%      314.73%      275.62%      155.12%
Average Commission Rate (b).............           --             --           --           --           --

THE CRABBE HUSON SPECIAL FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

                                            (UNAUDITED)
                                            PERIOD ENDED                           YEAR ENDED
                                          ----------------   ------------------------------------------------------
                                              4/30/98         10/31/97    10/31/96     10/31/95  10/31/94  10/31/93
                                          -------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (cont.)
Average Number of Shares Outstanding....   23,355,462*       27,679,105        --           --        --        --
Amount of Debt Outstanding..............  $17,463,386                --        --           --        --        --
Average Amount of Debt Outstanding
  During the Period.....................   $9,226,961*       $1,701,322        --           --        --        --
Average Amount of Debt Per Share During
  the Period............................        $0.40             $0.06        --           --        --        --
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net
  Assets................................         1.75%(a)(c)       1.58%     1.37%(a)     1.40%     1.54%     1.59%
Ratio of Net Investment Income to
  Average Net Assets....................         0.20%(c)          0.78%     0.72%        1.95%     0.29%    (0.75)%
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net
  Assets................................         1.50%(c)          1.50%     1.37%          --        --        --
Ratio of Net Investment Income to
  Average Net Assets....................         0.45%(c)          0.86%     0.72%          --        --        --


                                          10/31/92  10/31/91  10/31/90 10/31/89 10/31/88
                                          -------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (cont.)
Average Number of Shares Outstanding....     --        --        --       --       --
Amount of Debt Outstanding..............     --        --        --       --       --
Average Amount of Debt Outstanding
  During the Period.....................     --        --        --       --       --
Average Amount of Debt Per Share During
  the Period............................     --        --        --       --       --
RATIOS IF FEES HAD NOT BEEN WAIVED AND/O
Ratio of Expenses to Average Net
  Assets................................   2.18%     2.40%     2.86%    2.44%      --
Ratio of Net Investment Income to
  Average Net Assets....................  (0.69)%   (0.15)%    0.70%    1.53%      --
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net
  Assets................................     --        --        --       --       --
Ratio of Net Investment Income to
  Average Net Assets....................     --        --        --       --       --

-------------------

(a) Ratios include expenses paid indirectly through directed brokerage and certain expense offset arrangements.
(b) Disclosure of the average commission rate paid relates to the purchase and sale of investment securities and is required for funds that invest greater than 10% of average net assets in equity transactions. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
(c)  Computed on an annualized basis.
(d)  Commencement of operations - 2/20/96.
(e)  Commencement of operations - 10/10/96.
(f)  Commencement of operations - 1/31/89.
(g)  Commencement of operations - 10/28/96.
(h)  Commencement of operations - 10/3/96.
(i)  Commencement of operations - 4/4/94.
  *  Computed on a daily basis.

CRABBE HUSON SMALL CAP FUND - PRIMARY CLASS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 (UNAUDITED)
                                                                 PERIOD ENDED      YEAR ENDED    PERIOD ENDED
                                                              ------------------   ----------   ---------------
                                                                   4/30/98          10/31/97      10/31/96(d)
                                                              -------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $15.48            $11.02       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.......................................        (0.04)             0.00         0.03
Net Realized & Unrealized Gain (Loss) on Investments........        (0.07)             4.62         0.99
                                                              -------------------------------------------------
    Total from Investment Operations........................        (0.11)             4.62         1.02

LESS DISTRIBUTIONS
Distributions from Net Investment Income....................         0.00              0.02         0.00
Distributions from Capital Gains............................         1.24              0.14         0.00
                                                              -------------------------------------------------
    Total Distributions.....................................         1.24              0.16         0.00
                                                              -------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................       $14.13            $15.48       $11.02
                                                              -------------------------------------------------
                                                              -------------------------------------------------
TOTAL RETURN................................................         0.23%            42.38%       10.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................      $37,812           $42,563      $19,156
Ratio of Expenses to Average Net Assets.....................         1.50%(a)(c)       1.50%        1.50%(a)(c)
Ratio of Net Investment Income to Average Net Assets........        (0.57)%(c)         0.03%        0.70%(c)
Portfolio Turnover Rate.....................................         9.17%            65.11%       39.34%
Average Commission Rate (b).................................      $0.0357           $0.0363      $0.0275
Average Number of Shares Outstanding........................    9,483,973*               --           --
Amount of Debt Outstanding..................................           $0                --           --
Average Amount of Debt Outstanding During the Period........      $19,983*               --           --
Average Amount of Debt Per Share During the Period..........           $0                --           --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets.....................         1.59%(a)(c)       1.73%        2.32%(a)(c)
Ratio of Net Investment Income to Average Net Assets........        (0.66)%(c)        (0.20)%      (0.11)%(c)

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets.....................         1.50%(c)          1.50%        1.51%(c)
Ratio of Net Investment Income to Average Net Assets........        (0.57)%(c)         0.03%        0.71%(c)

See footnotes on page 78.

CRABBE HUSON SMALL CAP FUND - INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                (UNAUDITED)
                                                               PERIOD ENDED        YEAR ENDED      PERIOD ENDED
                                                              ---------------     ------------     ------------
                                                                  4/30/98           10/31/97       10/31/96(e)
                                                              -------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $15.53           $11.01           $11.05

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.......................................        (0.01)            0.07             0.00
Net Realized & Unrealized Gain (Loss) on Investments........        (0.07)            4.62            (0.04)
                                                              -------------------------------------------------
    Total from Investment Operations........................        (0.08)            4.69            (0.04)

LESS DISTRIBUTIONS
Distributions from Net Investment Income....................         0.01             0.03             0.00
Distributions in excess of Net Investment Income............         0.05             0.00             0.00
Distributions from Capital Gains............................         1.24             0.14             0.00
                                                              -------------------------------------------------
    Total Distributions.....................................         1.30             0.17             0.00
                                                              -------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................       $14.15           $15.53           $11.01
                                                              -------------------------------------------------
                                                              -------------------------------------------------
TOTAL RETURN................................................         0.46%           43.11%           (0.36)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................     $111,974          $71,655           $1,514
Ratio of Expenses to Average Net Assets.....................         1.00%(a)(c)      1.00%(a)         1.00%(a)(c)
Ratio of Net Investment Income to Average Net Assets........        (0.13)%(c)        0.60%           (0.43)%(c)
Portfolio Turnover Rate.....................................         9.17%           65.11%           39.34%
Average Commission Rate (b).................................      $0.0357          $0.0363          $0.0275
Average Number of Shares Outstanding........................    9,483,973*              --               --
Amount of Debt Outstanding..................................           $0               --               --
Average Amount of Debt Outstanding During the Period........      $19,983*              --               --
Average Amount of Debt Per Share During the Period..........           $0               --               --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets.....................         1.14%(a)(c)      1.28%(a)         3.55%(a)(c)
Ratio of Net Investment Income to Average Net Assets........        (0.27)%(c)        0.32%           (2.98)%(c)

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets.....................         1.00%(c)         1.00%            1.00%(c)
Ratio of Net Investment Income to Average Net Assets........        (0.13)%(c)        0.60%           (0.43)%(c)

See footnotes on page 78.

CRABBE HUSON ASSET ALLOCATION FUND - PRIMARY CLASS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 (UNAUDITED)
                                                   PERIOD
                                                    ENDED
                                               ---------------                YEAR ENDED
                                                                 -------------------------------------
                                                   4/30/98        10/31/97       10/31/96     10/31/95
                                               -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........       $14.94           $13.39       $13.64       $12.87

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................         0.16             0.32         0.30         0.34
Net Realized & Unrealized Gain (Loss) on
  Investments................................         1.07             2.29         0.88         1.21
                                               -------------------------------------------------------
    Total from Investment Operations.........         1.23             2.61         1.18         1.55

LESS DISTRIBUTIONS
Distributions from Net Investment Income.....         0.14             0.32         0.30         0.33
Distributions from Capital Gains.............         1.80             0.74         1.13         0.45
                                               -------------------------------------------------------
    Total Distributions......................         1.94             1.06         1.43         0.78
                                               -------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............       $14.23           $14.94       $13.39       $13.64
                                               -------------------------------------------------------
                                               -------------------------------------------------------
TOTAL RETURN.................................         9.47%           20.60%        8.96%       13.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............      $98,058          $95,960      $125,018     $136,530
Ratio of Expenses to Average Net Assets......         1.38%(c)         1.42%        1.47%        1.48%
Ratio of Net Investment Income to Average Net
  Assets.....................................         2.35%(c)         2.25%        2.22%        2.57%
Portfolio Turnover Rate......................        58.19%          118.65%      252.29%      225.70%
Average Commission Rate (b)..................      $0.0566          $0.0529      $0.0536           --
Average Number of Shares Outstanding
  (Composite)................................    9,685,020*       8,772,675           --           --
Amount of Debt Outstanding...................           --               --           --           --
Average Amount of Debt Outstanding During the
  Period.....................................           --           $3,460           --           --
Average Amount of Debt Per Share During the
  Period.....................................        $0.00            $0.00           --           --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......         1.51%(c)         1.55%        1.47%        1.49%
Ratio of Net Investment Income to Average Net
  Assets.....................................         2.22%(c)         2.12%        2.22%        2.56%

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......         1.38%(c)         1.42%        1.46%          --
Ratio of Net Investment Income to Average Net
  Assets.....................................         2.35%(c)         2.25%        2.22%          --

See footnotes on page 78.

CRABBE HUSON ASSET ALLOCATION FUND - PRIMARY CLASS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                          YEAR ENDED                               PERIOD
                                                 ------------------------------------------------------------      ENDED
                                                                                                                  --------
                                                 10/31/94     10/31/93     10/31/92     10/31/91     10/31/90     10/31/89(f)
                                                 -------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........   $13.52       $11.68       $11.00        $9.24       $10.69       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..........................     0.30         0.23         0.35         0.41         0.46         0.40
Net Realized & Unrealized Gain (Loss) on
  Investments..................................    (0.08)        2.09         0.82         1.82        (1.12)        0.29
                                                 -------------------------------------------------------------------------
    Total from Investment Operations...........     0.22         2.32         1.17         2.23        (0.66)        0.69

LESS DISTRIBUTIONS
Distributions from Net Investment Income.......     0.29         0.24         0.35         0.43         0.72         0.00
Distributions from Capital Gains...............     0.58         0.24         0.14         0.04         0.07         0.00
                                                 -------------------------------------------------------------------------
    Total Distributions........................     0.87         0.48         0.49         0.47         0.79         0.00
                                                 -------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.................   $12.87       $13.52       $11.68       $11.00        $9.24       $10.69
                                                 -------------------------------------------------------------------------
                                                 -------------------------------------------------------------------------
TOTAL RETURN...................................     2.66%       20.93%       11.25%       24.55%       (6.40)%       9.30%(c)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)..............  $110,152     $85,390      $55,099      $23,893      $13,174      $12,578
Ratio of Expenses to Average Net Assets........     1.44%        1.46%        1.52%        1.76%        1.90%        1.91%(c)
Ratio of Net Investment Income to Average Net
  Assets.......................................     2.30%        1.85%        3.02%        3.97%        4.51%        5.02%(c)
Portfolio Turnover Rate........................   149.19%      116.10%      155.26%      157.89%      161.72%       88.14%
Average Commission Rate (b)....................       --           --           --           --           --           --
Average Number of Shares Outstanding
  (Composite)..................................       --           --           --           --           --           --
Amount of Debt Outstanding.....................       --           --           --           --           --           --
Average Amount of Debt Outstanding During the
  Period.......................................       --           --           --           --           --           --
Average Amount of Debt Per Share During the
  Period.......................................       --           --           --           --           --           --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets........     1.52%        1.54%        1.62%        1.79%        1.93%        1.93%(c)
Ratio of Net Investment Income to Average Net
  Assets.......................................     2.22%        1.77%        2.92%        3.94%        4.49%        5.00%(c)

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets........       --           --           --           --           --           --
Ratio of Net Investment Income to Average Net
  Assets.......................................       --           --           --           --           --           --

See footnotes on page 78.

CRABBE HUSON ASSET ALLOCATION FUND - INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 (UNAUDITED)
                                                    PERIOD           YEAR         PERIOD
                                                    ENDED           ENDED         ENDED
                                               ----------------   ----------     --------
                                                   4/30/98         10/31/97      10/31/96(g)
                                               ------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........       $14.94            $13.39      $13.38

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................         0.20              0.42        0.01
Net Realized & Unrealized Gain (Loss) on
  Investments................................         1.06              2.24        0.08
                                               ------------------------------------------
    Total from Investment Operations.........         1.26              2.66        0.09

LESS DISTRIBUTIONS
Distributions from Net Investment Income.....         0.17              0.37        0.08
Distributions from Capital Gains.............         1.80              0.74        0.00
                                               ------------------------------------------
    Total Distributions......................         1.97              1.11        0.08
                                               ------------------------------------------
NET ASSET VALUE, END OF PERIOD...............       $14.23            $14.94      $13.39
                                               ------------------------------------------
                                               ------------------------------------------
TOTAL RETURN.................................         9.65%            21.18%       0.59%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............      $36,536           $28,598      $2,526
Ratio of Expenses to Average Net Assets......         1.00%(c)          1.00%(a)    1.00%(a)(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................         2.75%(c)          2.70%       2.87%(c)
Portfolio Turnover Rate......................        58.19%           118.65%     252.29%
Average Commission Rate (b)..................      $0.0566           $0.0529     $0.0536
Average Number of Shares Outstanding
  (Composite)................................    9,685,020*        8,772,675          --
Amount of Debt Outstanding...................           --                --          --
Average Amount of Debt Outstanding During the
  Period.....................................           --            $3,460          --
Average Amount of Debt Per Share During the
  Period.....................................        $0.00             $0.00          --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......         1.23%(c)          1.42%(a)    2.00%(a)(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................         2.52%(c)          2.28%       1.87%(c)

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......         1.00%(c)          1.00%       1.00%(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................         2.75%(c)          2.70%       2.87%(c)

See footnotes on page 78.

CRABBE HUSON EQUITY FUND - PRIMARY CLASS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  (UNAUDITED)
                                                    PERIOD
                                                     ENDED                              YEAR ENDED
                                               -----------------     ------------------------------------------------
                                                    4/30/98             10/31/97          10/31/96         10/31/95
                                               ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........      $23.32                    $19.50        $18.17            $16.44

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................        0.06                      0.07          0.11              0.22
Net Realized & Unrealized Gain (Loss) on
  Investments................................        2.43                      5.36          2.33              1.75
                                               ----------------------------------------------------------------------
    Total from Investment Operations.........        2.49                      5.43          2.44              1.97

LESS DISTRIBUTIONS
Distributions from Net Investment Income.....        0.05                      0.07          0.17              0.09
Distributions from Capital Gains.............        4.74                      1.54          0.94              0.15
                                               ----------------------------------------------------------------------
    Total Distributions......................        4.79                      1.61          1.11              0.24
                                               ----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............      $21.02                    $23.32        $19.50            $18.17
                                               ----------------------------------------------------------------------
                                               ----------------------------------------------------------------------
TOTAL RETURN.................................       13.87%                    29.87%        13.78%            13.37%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............    $401,045                  $380,047      $436,578          $387,184
Ratio of Expenses to Average Net Assets......        1.36%(a)(c)               1.42%(a)      1.38%(a)          1.40%
Ratio of Net Investment Income to Average Net
  Assets.....................................        0.57%(c)                  0.29%         0.56%             1.30%
Portfolio Turnover Rate......................       74.30%                   128.65%       117.00%            92.43%
Average Commission Rate (b)..................     $0.0572                   $0.0537       $0.0530                --
Average Number of Shares Outstanding
  (composite)................................  21,949,236*               19,623,834            --                --
Amount of Debt Outstanding...................          --                        --            --                --
Average Amount of Debt Outstanding During the
  Period.....................................     $47,731*                  $21,750            --                --
Average Amount of Debt Per Share During the
  Period.....................................       $0.00                     $0.00            --                --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......        1.38%(a)(c)               1.44%(a)      1.38%(a)          1.30%
Ratio of Net Investment Income to Average Net
  Assets.....................................        0.55%(c)                  0.27%         0.56%             1.28%

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......        1.36%(c)                  1.42%         1.37%               --
Ratio of Net Investment Income to Average Net
  Assets.....................................        0.57%(c)                  0.29%         0.57%               --

See footnotes on page 78.

CRABBE HUSON EQUITY FUND - PRIMARY CLASS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                      PERIOD
                                                                           YEAR ENDED                                  ENDED
                                                 --------------------------------------------------------------     -----------
                                                  10/31/94      10/31/93     10/31/92     10/31/91     10/31/90     10/31/89(f)
                                                 ------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........       $16.08       $13.03       $12.57        $8.54       $10.50          $10.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................         0.19         0.10         0.20         0.19         0.25            0.31
Net Realized & Unrealized Gain (Loss) on
  Investments................................         0.57         3.45         0.92         4.15        (1.67)           0.19
                                                 ------------------------------------------------------------------------------
    Total from Investment Operations.........         0.76         3.55         1.12         4.34        (1.42)           0.50

LESS DISTRIBUTIONS
Distributions from Net Investment Income.....         0.04         0.11         0.10         0.31         0.39            0.00
Distributions from Capital Gains.............         0.36         0.39         0.56         0.00         0.15            0.00
                                                 ------------------------------------------------------------------------------
    Total Distributions......................         0.40         0.50         0.66         0.31         0.54            0.00
                                                 ------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............       $16.44       $16.08       $13.03       $12.57        $8.54          $10.50
                                                 ------------------------------------------------------------------------------
                                                 ------------------------------------------------------------------------------
TOTAL RETURN.................................         7.89%       29.90%       12.48%       52.44%      (14.97)%          6.72%(c)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............     $153,105      $34,520      $13,429       $5,930       $2,944          $5,018
Ratio of Expenses to Average Net Assets......         1.45%        1.49%        1.55%        1.84%        1.93%           1.69%(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................         1.18%        0.67%        1.57%        1.60%        2.56%           3.98%(c)
Portfolio Turnover Rate......................       106.49%      114.38%      180.72%      171.82%      265.25%          90.54%
Average Commission Rate (b)..................           --           --           --           --           --              --
Average Number of Shares Outstanding
  (composite)................................           --           --           --           --           --              --
Amount of Debt Outstanding...................           --           --           --           --           --              --
Average Amount of Debt Outstanding During the
  Period.....................................           --           --           --           --           --              --
Average Amount of Debt Per Share During the
  Period.....................................           --           --           --           --           --              --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......         1.56%        1.64%        1.93%        2.41%        2.66%           1.97%(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................         1.06%        0.52%        1.18%        1.03%        1.83%           3.68%(c)

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......           --           --           --           --           --              --
Ratio of Net Investment Income to Average Net
  Assets.....................................           --           --           --           --           --              --

See footnotes on page 78.

CRABBE HUSON EQUITY FUND - INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  (UNAUDITED)
                                                     PERIOD                YEAR                 PERIOD
                                                     ENDED                 ENDED                ENDED
                                               ------------------     ---------------     ------------------
                                                    4/30/98              10/31/97            10/31/96(h)
                                               -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........       $23.40                     $19.51          $19.82

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................         0.10                       0.21            0.00
Net Realized & Unrealized Gain (Loss) on
  Investments................................         2.43                       5.31           (0.31)
                                               -------------------------------------------------------------
    Total from Investment Operations.........         2.53                       5.52           (0.31)

LESS DISTRIBUTIONS
Distributions from Net Investment Income.....         0.15                       0.09            0.00
Distributions from Capital Gains.............         4.74                       1.54            0.00
                                               -------------------------------------------------------------
    Total Distributions......................         4.89                       1.63            0.00
                                               -------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............       $21.04                     $23.40          $19.51
                                               -------------------------------------------------------------
                                               -------------------------------------------------------------
TOTAL RETURN.................................        14.08%                     30.35%          (1.56)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............      $33,685                    $24,084          $4,415
Ratio of Expenses to Average Net Assets......         1.00%(a)(c)                1.00%(a)        1.00%(a)(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................         0.95%(c)                   0.71%           0.15%(c)
Portfolio Turnover Rate......................        74.30%                    128.65%         117.00%
Average Commission Rate (b)..................      $0.0572                    $0.0537         $0.0530
Average Number of Shares Outstanding
  (composite)................................   21,949,236*                19,623,834              --
Amount of Debt Outstanding...................           --                         --              --
Average Amount of Debt Outstanding During the
  Period.....................................      $47,731*                   $21,750              --
Average Amount of Debt Per Share During the
  Period.....................................        $0.00                      $0.00              --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......         1.13%(a)(c)                1.23%(a)        1.58%(a)(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................         0.82%(c)                   0.48%          (0.43)%(c)

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......         1.00%(c)                   1.00%           1.00%(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................         0.95%(c)                   0.71%           0.15%(c)

See footnotes on page 78.

CRABBE HUSON REAL ESTATE INVESTMENT FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                (UNAUDITED)
                                                PERIOD ENDED                    YEAR ENDED                   PERIOD ENDED
                                               --------------   ------------------------------------------   ------------
                                                  4/30/98          10/31/97       10/31/96      10/31/95     10/31/94(i)
                                               --------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........      $14.09               $11.58     $9.69         $9.50         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................        0.23                 0.38      0.38          0.44           0.37
Net Realized & Unrealized Gain (Loss) on
  Investments................................        0.16                 3.02      2.01          0.31          (0.64)
                                               --------------------------------------------------------------------------
    Total from Investment Operations.........        0.39                 3.40      2.39          0.75          (0.27)

LESS DISTRIBUTIONS
Distributions from Net Investment Income.....        0.23                 0.38      0.38          0.44           0.23
Distributions from Capital Gains.............        1.69                 0.51      0.12          0.12           0.00
                                               --------------------------------------------------------------------------
    Total Distributions......................        1.92                 0.89      0.50          0.56           0.23
                                               --------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............      $12.56               $14.09    $11.58         $9.69          $9.50
                                               --------------------------------------------------------------------------
                                               --------------------------------------------------------------------------
TOTAL RETURN.................................        3.04%               30.56%    25.39%         8.31%         (3.25)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............     $27,589              $34,259   $20,649       $18,986        $18,280
Ratio of Expenses to Average Net Assets......        1.50%(c)             1.50%(a)    1.50%(a)    1.50%          1.01%(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................        3.35%(c)             2.93%     3.59%         4.59%          6.30%(c)
Portfolio Turnover Rate......................       54.52%               80.01%   120.19%        59.53%         43.30%
Average Commission Rate (b)..................     $0.0415              $0.0617   $0.0570            --             --
Average Number of Shares Outstanding.........   2,384,062*           2,494,659        --            --             --
Amount of Debt Outstanding...................    $143,864                   --        --            --             --
Average Amount of Debt Outstanding
    During the Period........................     $12,829*             $72,728        --            --             --
Average Amount of Debt Per Share
    During the Period........................       $0.01                $0.03        --            --             --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......        1.73%(c)             1.76%(a)    1.88%(a)    1.89%          2.03%(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................        3.12%(c)             2.66%     3.21%         4.20%          5.28%(c)

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......        1.50%(c)             1.50%     1.50%           --             --
Ratio of Net Investment Income to Average Net
  Assets.....................................        3.35%(c)             2.93%     3.59%           --             --

See footnotes page 78.

CRABBE HUSON OREGON TAX-FREE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           (UNAUDITED)                  YEAR ENDED
                                                           PERIOD ENDED     ----------------------------------
                                                             4/30/98         10/31/97    10/31/96    10/31/95
                                                         -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................     $12.78              $12.50     $12.62      $11.99

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..................................       0.27                0.54       0.54        0.55
Net Realized & Unrealized Gain (Loss) on Investments...      (0.07)               0.28      (0.12)       0.70
                                                         -----------------------------------------------------
    Total from Investment Operations...................       0.20                0.82       0.42        1.25

LESS DISTRIBUTIONS
Distributions from Net Investment Income...............       0.27                0.47       0.54        0.55
Distributions from Capital Gains.......................       0.03                0.07       0.00        0.07
                                                         -----------------------------------------------------
    Total Distributions................................       0.30                0.54       0.54        0.62
                                                         -----------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........................     $12.68              $12.78     $12.50      $12.62
                                                         -----------------------------------------------------
                                                         -----------------------------------------------------
TOTAL RETURN...........................................       1.57%               6.67%      3.43%      10.66%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)......................    $26,324             $26,487    $26,135     $28,070
Ratio of Expenses to Average Net Assets................       0.98%(a)(c)         0.98%      0.98%       0.98%
Ratio of Net Investment Income to Average Net Assets...       4.19%(c)            4.25%      4.33%       4.45%
Portfolio Turnover Rate................................      20.24%              17.19%     15.64%      22.91%
Average Number of Shares Outstanding...................  2,364,667*          2,073,284         --          --
Amount of Debt Outstanding.............................         --                  --         --          --
Average Amount of Debt Outstanding During the Period...     $7,376*             $2,734         --          --
Average Amount of Debt Per Share During the Period.....      $0.00               $0.00         --          --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets................       1.09%(a)(c)         1.10%      1.04%       1.08%
Ratio of Net Investment Income to Average Net Assets...       4.08%(c)            4.13%      4.27%       4.35%

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets................       0.98%(c)            0.98%      0.98%         --
Ratio of Net Investment Income to Average Net Assets...       4.19%(c)            4.25%      4.33%         --

See footnotes on page 78.

CRABBE HUSON OREGON TAX-FREE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                   YEAR ENDED
                                               ----------------------------------------------------------------------------------
                                                10/31/94    10/31/93    10/31/92    10/31/91    10/31/90    10/31/89    10/31/88
                                               ----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $12.80       $12.20      $12.14      $11.74      $11.72      $11.72      $11.08

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................      0.54         0.57        0.62        0.64        0.63        0.68        0.64
Net Realized & Unrealized Gain (Loss) on
  Investments................................     (0.80)        0.69        0.15        0.48        0.05        0.08        0.64
                                               ----------------------------------------------------------------------------------
    Total from Investment Operations.........     (0.26)        1.26        0.77        1.12        0.68        0.76        1.28

LESS DISTRIBUTIONS
Distributions from Net Investment Income.....      0.54         0.57        0.62        0.65        0.64        0.67        0.64
Distributions from Capital Gains.............      0.01         0.09        0.09        0.07        0.02        0.09        0.00
                                               ----------------------------------------------------------------------------------
    Total Distributions......................      0.55         0.66        0.71        0.72        0.66        0.76        0.64
                                               ----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............    $11.99       $12.80      $12.20      $12.14      $11.74      $11.72      $11.72
                                               ----------------------------------------------------------------------------------
                                               ----------------------------------------------------------------------------------
TOTAL RETURN.................................     (2.06)%      10.71%       6.51%       9.85%       6.00%       6.67%      12.02%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............   $29,046      $29,408     $20,296     $18,383     $18,766     $19,173     $20,058
Ratio of Expenses to Average Net Assets......      0.98%        1.05%       1.11%       1.21%       1.38%       1.04%       1.21%
Ratio of Net Investment Income to Average Net
  Assets.....................................      4.37%        4.51%       5.04%       5.36%       5.41%       5.82%       5.53%
Portfolio Turnover Rate......................     20.58%       11.62%      25.30%      53.40%      58.52%      45.25%      31.44%
Average Number of Shares Outstanding.........        --           --          --          --          --          --          --
Amount of Debt Outstanding...................        --           --          --          --          --          --          --
Average Amount of Debt Outstanding During the
  Period.....................................        --           --          --          --          --          --          --
Average Amount of Debt Per Share During the
  Period.....................................        --           --          --          --          --          --          --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......      1.08%        1.09%       1.13%       1.24%       1.55%       1.16%       1.32%
Ratio of Net Investment Income to Average Net
  Assets.....................................      4.26%        4.46%       5.01%       5.34%       5.23%       5.71%       5.42%

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......        --           --          --          --          --          --          --
Ratio of Net Investment Income to Average Net
  Assets.....................................        --           --          --          --          --          --          --

See footnotes on page 78.

CRABBE HUSON INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         (UNAUDITED)
                                                            PERIOD
                                                            ENDED                      YEAR ENDED
                                                         ------------   ----------------------------------------
                                                           4/30/98        10/31/97      10/31/96      10/31/95
                                                         -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................    $10.58         $10.20          $10.26         $9.71

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..................................      0.25           0.62            0.54          0.53
Net Realized & Unrealized Gain (Loss) on Investments...      0.14           0.38           (0.05)         0.58
                                                         -------------------------------------------------------
    Total from Investment Operations...................      0.39           1.00            0.49          1.11

LESS DISTRIBUTIONS
Distributions from Net Investment Income...............      0.26           0.62            0.55          0.53
Distributions in excess of Net Investment Income.......      0.29           0.00            0.00          0.03
Distributions from Capital Gains.......................      0.00           0.00            0.00          0.00
                                                         -------------------------------------------------------
    Total Distributions................................      0.55           0.62            0.55          0.56
                                                         -------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........................    $10.42         $10.58          $10.20        $10.26
                                                         -------------------------------------------------------
                                                         -------------------------------------------------------
TOTAL RETURN...........................................      3.79%         10.25%           4.94%        11.92%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)......................    $4,851         $3,248          $4,694        $7,190
Ratio of Expenses to Average Net Assets................      0.80%(c)       0.80%           0.80%         0.80%
Ratio of Net Investment Income to Average Net Assets...      5.68%(c)       5.96%           5.31%         5.47%
Portfolio Turnover Rate................................     31.96%         56.37%         468.75%       543.15%
Average Number of Shares Outstanding...................   365,372*       359,151              --            --
Amount of Debt Outstanding.............................        --             --              --            --
Average Amount of Debt Outstanding During the Period...      $162*        $1,408              --            --
Average Amount of Debt Per Share During the Period.....     $0.00          $0.00              --            --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets................      2.45%(c)       2.78%           2.29%         1.95%
Ratio of Net Investment Income to Average Net Assets...      4.03%(c)       3.98%           3.82%         4.32%

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets................      0.80%(c)       0.80%           0.80%           --
Ratio of Net Investment Income to Average Net Assets...      5.68%(c)       5.96%           5.31%           --

See footnotes on page 78.

CRABBE HUSON INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                        PERIOD
                                                                           YEAR ENDED                                    ENDED
                                               -------------------------------------------------------------------   -------------
                                                10/31/94      10/31/93      10/31/92      10/31/91      10/31/90      10/31/89(f)
                                               -----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........     $10.75        $10.90        $10.63        $10.01        $10.27        $10.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................       0.50          0.46          0.66          0.70          0.69          0.55
Net Realized & Unrealized Gain (Loss) on
  Investments................................      (0.76)         0.33          0.36          0.62         (0.24)         0.28
                                               -----------------------------------------------------------------------------------
    Total from Investment Operations.........      (0.26)         0.79          1.02          1.32          0.45          0.83

LESS DISTRIBUTIONS
Distributions from Net Investment Income.....       0.50          0.49          0.66          0.70          0.69          0.56
Distributions in excess of Net Investment
  Income.....................................       0.01          0.00          0.00          0.00          0.00          0.00
Distributions from Capital Gains.............       0.27          0.45          0.09          0.00          0.02          0.00
                                               -----------------------------------------------------------------------------------
    Total Distributions......................       0.78          0.94          0.75          0.70          0.71          0.56
                                               -----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............      $9.71        $10.75        $10.90        $10.63        $10.01        $10.27
                                               -----------------------------------------------------------------------------------
                                               -----------------------------------------------------------------------------------
TOTAL RETURN.................................      (2.71)%        7.73%         9.74%        13.51%         4.43%        10.43%(c)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............     $5,273        $5,697        $5,634        $5,486        $2,123        $1,356
Ratio of Expenses to Average Net Assets......       0.80%         0.81%         0.90%         0.98%         1.51%         1.15%(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................       4.92%         4.34%         6.09%         6.82%         6.89%         7.23%(c)
Portfolio Turnover Rate......................     306.79%       260.22%       227.45%       115.76%        73.76%        86.60%
Average Number of Shares Outstanding.........         --            --            --            --            --            --
Amount of Debt Outstanding...................         --            --            --            --            --            --
Average Amount of Debt Outstanding During the
  Period.....................................         --            --            --            --            --            --
Average Amount of Debt Per Share During the
  Period.....................................         --            --            --            --            --            --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......       2.16%         1.96%         1.94%         2.42%         3.07%         4.56%(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................       3.56%         3.19%         5.06%         5.38%         5.33%         3.81%(c)

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......         --            --            --            --            --            --
Ratio of Net Investment Income to Average Net
  Assets.....................................         --            --            --            --            --            --

See footnotes on page 78.

CRABBE HUSON U.S. GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          (UNAUDITED)
                                                             PERIOD
                                                             ENDED                   YEAR ENDED
                                                         --------------   ---------------------------------
                                                            4/30/98       10/31/97    10/31/96    10/31/95
                                                         --------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................   $10.81             $10.66      $10.66      $10.27

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..................................     0.27               0.53        0.47        0.51
Net Realized & Unrealized Gain (Loss) on Investments...     0.01               0.16        0.00        0.40
                                                         --------------------------------------------------
    Total from Investment Operations...................     0.28               0.69        0.47        0.91

LESS DISTRIBUTIONS
Distributions from Net Investment Income...............     0.32               0.54        0.47        0.51
Distributions in excess of Net Investment Income.......     0.00               0.00        0.00        0.01
Distributions from Capital Gains.......................     0.00               0.00        0.00        0.00
                                                         --------------------------------------------------
    Total Distributions................................     0.32               0.54        0.47        0.52
                                                         --------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........................   $10.77             $10.81      $10.66      $10.66
                                                         --------------------------------------------------
                                                         --------------------------------------------------
TOTAL RETURN...........................................     2.65%              6.65%       4.55%       9.12%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)......................   $4,030             $4,494      $8,517      $8,426
Ratio of Expenses to Average Net Assets................     0.75%(a)(c)        0.75%       0.75%       0.75%
Ratio of Net Investment Income to Average Net Assets...     5.03%(c)           4.82%       4.44%       4.85%
Portfolio Turnover Rate................................    59.15%             45.42%     226.37%     230.43%
Average Number of Shares Outstanding...................  420,204*           602,738          --          --
Amount of Debt Outstanding.............................       --                 --          --          --
Average Amount of Debt Outstanding During the Period...   $1,943*               $50          --          --
Average Amount of Debt Per Share During the Period.....    $0.00              $0.00          --          --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets................     2.05%(a)(c)        1.78%       1.63%       1.46%
Ratio of Net Investment Income to Average Net Assets...     3.73%(c)           3.79%       3.56%       4.14%

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets................     0.75%(c)           0.75%       0.75%         --
Ratio of Net Investment Income to Average Net Assets...     5.03%(c)           4.82%       4.44%         --

See footnotes on page 78.

CRABBE HUSON U.S. GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                               PERIOD
                                                                       YEAR ENDED                              ENDED
                                               ----------------------------------------------------------   ------------
                                                10/31/94    10/31/93    10/31/92    10/31/91    10/31/90    10/31/89(f)
                                               -------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........      $11.04      $10.91      $10.69      $10.24      $10.28     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................        0.46        0.47        0.58        0.67        0.68       0.56
Net Realized & Unrealized Gain (Loss) on
  Investments................................       (0.65)       0.22        0.29        0.45       (0.04)      0.29
                                               -------------------------------------------------------------------------
    Total from Investment Operations.........       (0.19)       0.69        0.87        1.12        0.64       0.85

LESS DISTRIBUTIONS
Distributions from Net Investment Income.....        0.47        0.48        0.58        0.67        0.67       0.57
Distributions in excess of Net Investment
  Income.....................................        0.00        0.00        0.00        0.00        0.00       0.00
Distributions from Capital Gains.............        0.11        0.08        0.07        0.00        0.01       0.00
                                               -------------------------------------------------------------------------
    Total Distributions......................        0.58        0.56        0.65        0.67        0.68       0.57
                                               -------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............      $10.27      $11.04      $10.91      $10.69      $10.24     $10.28
                                               -------------------------------------------------------------------------
                                               -------------------------------------------------------------------------
TOTAL RETURN.................................       (1.78)%      6.71%       8.70%      11.17%       6.40%     11.15%(c)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............      $9,249     $11,218      $8,959      $3,748      $2,069     $1,717
Ratio of Expenses to Average Net Assets......        0.75%       0.75%       0.80%       0.96%       1.42%      1.14%(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................        4.39%       4.33%       5.35%       6.44%       6.72%      7.35%(c)
Portfolio Turnover Rate......................       76.09%      81.74%     105.52%     114.81%      87.71%     40.42%
Average Number of Shares Outstanding.........          --          --          --          --          --         --
Amount of Debt Outstanding...................          --          --          --          --          --         --
Average Amount of Debt Outstanding During the
  Period.....................................          --          --          --          --          --         --
Average Amount of Debt Per Share During the
  Period.....................................          --          --          --          --          --         --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......        1.47%       1.26%       1.52%       2.15%       2.84%      3.40%(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................        3.66%       3.81%       4.63%       5.25%       5.31%      5.09%(c)

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......          --          --          --          --          --         --
Ratio of Net Investment Income to Average Net
  Assets.....................................          --          --          --          --          --         --

See footnotes on page 78.

CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         (UNAUDITED)
                                                           PERIOD
                                                            ENDED                      YEAR ENDED
                                                         -----------   ------------------------------------------
                                                           4/30/98       10/31/97       10/31/96       10/31/95
                                                         --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................    $1.00          $1.00          $1.00          $1.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..................................     0.02           0.05           0.05           0.05
Net Realized & Unrealized Gain (Loss) on Investments...     0.00           0.00           0.00           0.00
                                                         --------------------------------------------------------
    Total from Investment Operations...................     0.02           0.05           0.05           0.05

LESS DISTRIBUTIONS
Distributions from Net Investment Income...............     0.02           0.05           0.05           0.05
Distributions in excess of Net Investment Income.......     0.00           0.00           0.00           0.00
                                                         --------------------------------------------------------
    Total Distributions................................     0.02           0.05           0.05           0.05
                                                         --------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........................    $1.00          $1.00          $1.00          $1.00
                                                         --------------------------------------------------------
                                                         --------------------------------------------------------
TOTAL RETURN...........................................     2.41%          4.83%          4.81%          5.30%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)......................  $27,607        $28,538        $42,171        $54,714
Ratio of Expenses to Average Net Assets................     0.70%(c)       0.70%(a)       0.70%(a)       0.70%
Ratio of Net Investment Income to Average Net Assets...     4.81%(c)       4.73%          4.74%          5.21%

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets................     1.22%(c)       1.14%(a)       1.06%(a)       1.16%
Ratio of Net Investment Income to Average Net Assets...     4.29%(c)       4.29%          4.38%          4.75%

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets................     0.70%(c)       0.70%          0.70%            --
Ratio of Net Investment Income to Average Net Assets...     4.81%(c)       4.73%          4.74%            --

See footnotes on page 78.

CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                      YEAR ENDED                           PERIOD ENDED
                                               ---------------------------------------------------------   ------------
                                               10/31/94    10/31/93    10/31/92    10/31/91    10/31/90    10/31/89(f)
                                               ------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........     $1.00       $1.00       $1.00       $1.00       $1.00       $1.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................      0.03        0.03        0.03        0.06        0.07        0.06
Net Realized & Unrealized Gain (Loss) on
 Investments.................................      0.00        0.00        0.00        0.00        0.00        0.00
                                               ------------------------------------------------------------------------
    Total from Investment Operations.........      0.03        0.03        0.03        0.06        0.07        0.06

LESS DISTRIBUTIONS
Distributions from Net Investment Income.....      0.03        0.03        0.03        0.06        0.07        0.06
Distributions in excess of Net Investment
 Income......................................      0.00        0.00        0.00        0.00        0.00        0.00
                                               ------------------------------------------------------------------------
    Total Distributions......................      0.03        0.03        0.03        0.06        0.07        0.06
                                               ------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............     $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                                               ------------------------------------------------------------------------
                                               ------------------------------------------------------------------------
TOTAL RETURN.................................      3.28%       2.53%       3.36%      13.76%       7.62%      10.05%(c)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............   $32,383     $14,784     $12,395     $14,907     $21,406     $10,735
Ratio of Expenses to Average Net Assets......      0.70%       0.70%       0.75%       0.81%       0.80%       0.60%(c)
Ratio of Net Investment Income to Average Net
 Assets......................................      3.39%       2.51%       3.32%       5.76%       7.57%       8.43%(c)

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......      1.29%       1.32%       1.09%       1.18%       1.33%       1.34%(c)
Ratio of Net Investment Income to Average Net
 Assets......................................      2.81%       1.88%       2.98%       5.38%       7.04%       7.69%(c)

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......        --          --          --          --          --          --
Ratio of Net Investment Income to Average Net
 Assets......................................        --          --          --          --          --          --

See footnotes on page 78.

                                                                        [LOGO]

                                           C R A B B E   H U S O N   F U N D S


                                                               MAILING ADDRESS

                                                            CRABBE HUSON FUNDS
                                                                 P.O. BOX 8413
                                                         BOSTON, MA 02266-8413


                                                            INVESTMENT ADIVSOR

                                                  THE CRABBE HUSON GROUP, INC.
                                                 121 S.W. MORRISON, SUITE 1400
                                                            PORTLAND, OR 97204


                                                                   DISTRIBUTOR

                                                 CRABBE HUSON SECURITIES, INC.
                                                 121 S.W. MORRISON, SUITE 1410
                                                            PORTLAND, OR 97204


                                                                 LEGAL COUNSEL

                                                         DAVIS WRIGHT TREMAINE
                                            1300 S.W. FIFTH AVENUE, SUITE 2300
                                                            PORTLAND, OR 97201


                                                              TRANSFER AGENT &
                                                             INVESTOR SERVICES

                                           STATE STREET BANK and TRUST COMPANY
                                                                 P.O. BOX 8413
                                                         BOSTON, MA 02266-8413


                                                                FUND DIRECTORS

                                                         WILLIAM W. WYATT, JR.
                                                             LOUIS S. SCHERZER
                                                         RICHARD P. WOLLENBERG
                                                                  BOB L. SMITH
                                                                 GARY L. CAPPS
                                                              RICHARD S. HUSON
                                                               JAMES E. CRABBE
                                                             CRAIG R. STUYLAND

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